As filed with the Securities and Exchange Commission on April 24, 2007

Registration No. 333-80825

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-6

SEC File No 811-09389

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 22	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 52	☒

PACIFIC SELECT EXEC SEPARATE ACCOUNT OF
PACIFIC LIFE & ANNUITY COMPANY

(Exact Name of Registrant)

PACIFIC LIFE & ANNUITY COMPANY

(Name of Depositor)

700 Newport Center Drive
P.O. Box 9000
Newport Beach, California 92660
(Address of Depositor’s Principal Executive Office)

(949) 219-7286
(Depositor’s Telephone Number, including Area Code)

Charlene Grant, Esq.
Assistant Vice President
Pacific Life Insurance Company
700 Newport Center Drive
P.O. Box 9000
Newport Beach, California 92660
(Name and Address of Agent for Service of Process)

Copies to:

Jeffrey S. Puretz, Esq.
Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006-2401

It is proposed that this filing will become effective:

☐ immediately upon filing pursuant to paragraph (b) of Rule 485

☒on May 1, 2007 pursuant to paragraph (b) of Rule 485

☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐ on __________________, pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐ This post-effective amendment designates a new date for a previously filed post-effective amendment.

Title of securities being registered: interests in the Separate Account under Pacific Select Exec II-NY Flexible Premium Variable Life Insurance Policies.

Filing fee: None

PACIFIC SELECT
EXEC II – NY                      PROSPECTUS MAY 1, 2007
Pacific Select Exec II - NY is a flexible premium variable life insurance policy issued by Pacific Life & Annuity Company.
• Flexible premium means you can vary the amount and frequency of your premium payments. You must, however, pay enough premiums to cover the ongoing cost of Policy benefits.
• Variable means the Policy’s value depends on the performance of the Investment Options you choose.
• Life insurance means the Policy provides a Death Benefit to the Beneficiary you choose.
This prospectus provides information that you should know before buying a Policy. It’s accompanied by the current prospectuses for the Funds that provide the underlying portfolios for the Variable Investment Options offered under the Policy. The Variable Investment Options are funded by the Pacific Select Exec Separate Account of PL&A. Please read these prospectuses carefully and keep them for future reference.
Here’s a list of all of the Investment Options available under your Policy:
VARIABLE INVESTMENT OPTIONS
Pacific Select Fund

Small-Cap Growth (formerly Fasciano Small Equity) International Value International Small-Cap Equity Index Small-Cap Index Diversified Research Equity American Funds® Growth- Income	American Funds® Growth Large-Cap Value Technology Short Duration Bond Floating Rate Loan Diversified Bond Growth LT Focused 30 Health Sciences	Mid-Cap Value Large-Cap Growth International Large-Cap Small-Cap Value Multi-Strategy Main Street® Core Emerging Markets Managed Bond Inflation Managed	Money Market High Yield Bond Comstock Mid-Cap Growth Real Estate Small-Cap Equity (formerly VN Small-Cap Value)

BlackRock Variable Series Funds, Inc.
BlackRock Basic Value V.I. Fund Class III

BlackRock Global Allocation V.I. Fund Class III

Fidelity® Variable Insurance Products Funds
Fidelity VIP Contrafund® Portfolio Service Class 2
Fidelity VIP Growth Portfolio Service Class 2
Fidelity VIP Mid Cap Portfolio Service Class 2
Fidelity VIP Value Strategies Portfolio Service Class 2

Janus Aspen Series
International Growth Service Class
Risk-Managed Core Fund Service Class
Mid-Cap Growth Service Class

Lazard Retirement Series, Inc.
US Strategic Equity

Legg Mason Partners Variable Equity Trust
Legg Mason Partners Variable Aggressive Growth Portfolio – Class II
Legg Mason Partners Variable Mid Cap Core Portfolio – Class II	MFS Variable Insurance Trust
MFS New Discovery Series Service Class
MFS Utilities Series Service Class

Premier VIT
OpCap Small Cap Portfolio

T. Rowe Price Equity Series, Inc.
T. Rowe Price Blue Chip Growth Portfolio – II
T. Rowe Price Equity Income Portfolio – II

Van Eck Worldwide Insurance Trust
Van Eck Worldwide Hard Assets Fund

XTF Advisors Trust
ETF 2010 Portfolio
ETF 2015 Portfolio
ETF 2020 Portfolio
ETF 2025 Portfolio
ETF 2030 Portfolio
ETF 2040+ Portfolio
FIXED OPTIONS
Fixed Account
Fixed LT Account
This Policy is not available in all states. This prospectus is not an offer in any state or jurisdiction where we’re not legally permitted to offer the Policy.
The Policy is described in detail in this prospectus and its Statement of Additional Information (SAI). Each Fund is described in its prospectus and in its SAI. No one has the right to describe the Policy or any Fund any differently than they have been described in these documents.
You should be aware that the Securities and Exchange Commission (SEC) has not reviewed the Policy for its investment merit, and does not guarantee that the information in this prospectus is accurate or complete. It’s a criminal offense to say otherwise.
A life insurance policy may be appropriate if you are looking to provide a death benefit for family members or others or to help meet other long-term financial objectives. Discuss with your qualified investment professional whether a variable life insurance policy, optional benefits and underlying Investment Options are appropriate for you, taking into consideration your age, income, net worth, tax status, insurance needs, financial objectives, investment goals, liquidity needs, time horizon, risk tolerance and relevant information. Together you can decide if a variable life insurance policy is right for you.
PL&A does not provide legal or tax advice. Any statement contained in this communication is not intended or written to be legal or tax advice, nor may it be used for the purpose of avoiding any tax penalties that may be imposed on the taxpayer. Any taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

YOUR GUIDE TO THIS PROSPECTUS

BENEFITS AND RISKS OF PACIFIC SELECT EXEC II – NY
This overview tells you some key things you should know about your Policy. It’s designed as a summary only – please read the entire prospectus and your Policy for more detailed information, or contact us or your registered representative for additional information about your Policy.
The Policy is offered for sale in all jurisdictions where we are authorized to do business and where the Policy is approved by the appropriate insurance department or regulatory authorities. Individual Policy features may not be available in all states or may vary by state. The state in which your Policy is issued governs whether or not certain features, Riders, charges and fees are allowed in your Policy. Any significant variations from the information appearing in this prospectus which are required due to individual state requirements are contained in your Policy, or provided by separate endorsement. You should refer to your Policy for these state specific features.
 Benefits of your policy
 Flexibility
The Policy is designed to be flexible to meet your specific life insurance needs. Within certain limits, you can:

•	choose the timing, amount and frequency of premium payments

•	change the Death Benefit Option

•	increase or decrease the Policy’s Face Amount

•	change the Beneficiary

•	change your investment selections.
 Death Benefit
The Death Benefit will always be the greater of the Death Benefit under the Option you choose or the Guideline Minimum Death Benefit. The Guideline Minimum Death Benefit is the minimum Death Benefit that we must pay to ensure that your Policy qualifies as life insurance.
You may choose one of three Death Benefit Options:

•	Option A – your Death Benefit will be the Face Amount of your Policy.

•	Option B – your Death Benefit will be the Face Amount of your Policy plus its Accumulated Value.

•	Option C – your Death Benefit will be the Face Amount of your Policy plus the total premiums you’ve paid minus any withdrawals or distributions made.
You may choose between two ways to calculate the Guideline Minimum Death Benefit:

•	Cash Value Accumulation Test – generally does not limit the amount of premiums you can pay into your Policy.

•	Guideline Premium Test – limits the amount of premiums you can pay on your Policy, and the Guideline Minimum Death Benefit will generally be smaller than under the Cash Value Accumulation Test.
The test you choose will generally depend on the amount of premiums you want to pay relative to your desired Death Benefit.
 Accumulated Value
Accumulated Value is the value of your Policy on any Business Day. It is not guaranteed – it depends on the performance of the Investment Options you’ve chosen, the timing and amount of premium payments you’ve made, Policy charges, and how much you’ve borrowed or withdrawn from the Policy.
You can access your Accumulated Value in several ways:

•	Withdrawals – you can withdraw part of your Policy’s Net Cash Surrender Value.

•	Loans – you can take out a loan from us using your Policy’s Accumulated Value as security.

BENEFITS AND RISKS OF PACIFIC SELECT EXEC II – NY

•	Surrender – you can surrender or cash in your Policy for its Net Cash Surrender Value while the Insured is alive.

•	Income benefits – you can use withdrawal or surrender benefits to buy an income benefit that provides a monthly income. In addition, your Policy’s Beneficiary can use Death Benefit proceeds to buy an income benefit.
 Investment Options
You can choose to allocate your premiums and Accumulated Value among a selection of Variable Investment Options, each of which invests in a corresponding portfolio of various underlying Funds. The Policy also offers two Fixed Options, both of which provide a guaranteed minimum rate of interest.
You can transfer among the Investment Options during the life of your Policy without paying any current income tax. There is currently no charge for transfers.
 Tax Benefits
Your Beneficiary generally will not have to pay federal income tax on Death Benefit Proceeds. You’ll also generally not be taxed on any or all of your Policy’s Accumulated Value unless you receive a cash distribution.
Risks of your policy
 Long-term Financial Planning
This Policy is designed to provide a Death Benefit for family members or others or to help meet other long-term financial objectives. It is not suitable as a short-term savings vehicle. It may not be the right kind of policy if you plan to withdraw money or surrender your Policy for short-term needs. Taking a withdrawal or surrendering your Policy may incur charges. See the Fee Tables and your Policy for charges assessed when withdrawing from or surrendering your Policy.
Please discuss your insurance needs and financial objectives with your registered representative.
 Premium Payments
Federal tax law puts limits on the premium payments you can make in relation to your Policy’s Death Benefit. We may refuse all or part of a premium payment you make, or remove all or part of a premium from your Policy and return it to you under certain circumstances.
 Lapse
Your Policy stays In Force as long as you have sufficient Accumulated Value to cover your monthly deductions of Policy charges. Insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest may cause your Policy to lapse – which means you’ll no longer have any insurance coverage. There are costs associated with reinstating a lapsed Policy.
There is no guarantee that your Policy will not lapse even if you pay your planned periodic premium. You should consider a periodic review of your coverage with your registered representative.
 Investment Performance
Each Variable Investment Option invests in a corresponding portfolio of an underlying Fund, as detailed in Your Investment Options. The value of each portfolio fluctuates with the value of the investments it holds. Returns are not guaranteed. You bear the investment risk of any Variable Investment Option you choose.
See each Fund’s prospectus for more information on the underlying portfolios and their individual risks.

 Withdrawals and Loans
Making a withdrawal or taking out a loan may:

•	change your Policy’s tax status

•	reduce your Policy’s Face Amount

•	reduce your Policy’s Death Benefit

•	reduce the Death Benefit Proceeds paid to your Beneficiary

•	make your Policy more susceptible to lapsing.
Be sure to plan carefully before using these Policy benefits.
Your Policy’s withdrawal feature is not available until your first Policy Anniversary.
 Tax Consequences of Withdrawals, Surrenders and Loans
You may be subject to income tax if you take any withdrawals or surrender the Policy, or if your Policy lapses and you have not repaid any outstanding Policy Debt.
If your Policy is a Modified Endowment Contract, all distributions you receive during the life of the Policy may be subject to tax and a 10% penalty.
There are other tax issues to consider when you own a life insurance policy. These are described in more detail in Variable Life Insurance and Your Taxes.

FEE TABLES
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. Please read the entire prospectus, your Policy and the SAI for more detailed information regarding these fees and expenses.
 Transaction fees

This table describes the fees and expenses that you will pay at the time you buy the policy, surrender the policy, or transfer accumulated value between investment options.

CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED

Maximum sales load imposed on premiums	Upon receipt of premium	2.5% of premium

Premium based tax charges[1]	Upon receipt of premium	State and local charge: 2.35% of premium Federal charge: 1.50% of premium

Maximum surrender charge	Upon full surrender of Policy during the first 10 Policy Years and on any Face Amount increase for 10 Policy Years from effective date	$0.73–$32.76 per $1,000 of Face Amount[2]

Charge at end of Policy Year 1 for a male select non-smoker who is Age 45 at Policy issue		$12.65 per $1,000 of Face Amount

Withdrawal charge	Upon partial withdrawal of Accumulated Value	$25 per withdrawal

Transfer fees	Upon transfer of Accumulated Value between Investment Options	$25 per transfer in excess of 12 per Policy Year[3]

ADMINISTRATIVE AND UNDERWRITING SERVICE FEES[6]

Face Amount increase	Upon effective date of requested Face Amount increase	$100

Substitution of Insured	Upon request for substitution of Insured	$100

Audits of premium/loan	Upon request of audit of over 2 years or more	$25

Duplicate Policy	Upon request of duplicate Policy[4]	$50

Illustration request	Upon request of Policy illustration in excess of 1 per year	$25

Death Benefit Option change	Upon request for Death Benefit Option change	$100

Risk Class change	Upon request for Risk Class change	$100[5]

Adding or increasing an optional Rider	Upon approval of specific request	$100

1	We do not expect to increase the state and local charge or federal charge unless the rates we pay change or a change in law requires us to do so.

2	The surrender charge is based on the Age and Risk Class of the Insured. The surrender charge is reduced to $0 in Policy Year 11 and thereafter. The surrender charge shown in the table may not be typical of the surrender charge you will pay. Ask your registered representative for information on this charge for your Policy. The surrender charge for your Policy will be stated in the Policy Specifications pages.

3	There is no charge currently imposed upon a transfer.

4	Certificate of Coverage is available without charge.

5	We charge a maximum of $50 for a request for Risk Class change on Policies issued on or before April 30, 2004.

6	We do not currently charge administrative or underwriting service fees.

 Periodic charges other than Fund operating expenses

This table describes the fees and expenses that you will pay periodically during the time you own the Policy, not including portfolio fees and expenses.

AMOUNT DEDUCTED—
	WHEN CHARGE IS	MAXIMUM GUARANTEED	AMOUNT DEDUCTED—
CHARGE	DEDUCTED	CHARGE	CURRENT CHARGES

Cost of Insurance[1] Minimum and maximum	Monthly Payment Date	$0.05–$83.34 per $1,000 of a discounted Net Amount at Risk	$0.05–$20.05 per $1,000 of a discounted Net Amount At Risk

Charge during Policy Year 1 for a male non-smoker who is Age 45 at Policy issue		$0.31 per $1,000 of a discounted Net Amount At Risk	Same

Administrative charge	Monthly Payment Date	$7.50	Same

Mortality and expense risk
Face amount charge[2] Minimum and maximum	Monthly Payment Date for 10 years, beginning effective date of coverage for initial Face Amount and for each Face Amount increase	$0.06–$0.50 per $1,000 of Coverage Segment	Same

Charge during Policy Year 1 for a male select non-smoker who is Age 45 at Policy issue		$0.13 per $1,000 of Coverage Segment	Same

Asset charge	Monthly Payment Date	0.75% annually (0.0625% monthly) of first $25,000 of Accumulated Value in Investment Options, plus 0.35% annually (0.029% monthly) of Accumulated Value in excess of $25,000 in Investment Options[3]	Same

Loan interest charge	Policy Anniversary	3.55% of Policy’s Loan Account balance annually[4]	Same

OPTIONAL BENEFITS Minimum and Maximum[5]

Annual Renewable Term Rider	Monthly Payment Date
Cost of insurance		$0.06–$7.93 per $1,000 of a discounted Net Amount At Risk	$0.05–$4.37 per $1,000 of a discounted Net Amount At Risk

Charge during Policy Year 1 for a male select non-smoker who is Age 45 at Policy issue		$0.38 per $1,000 of a discounted Net Amount At Risk	$0.07 per $1,000 of a discounted Net Amount At Risk

Mortality and expense risk face amount charge		$0.06–$0.37 per $1,000 of Coverage Segment	$0

Charge during Policy Year 1 for a male select non-smoker who is Age 45 at Policy issue		$0.13 per $1,000 of Coverage Segment	$0

Annual Renewable and Convertible Term Rider	Monthly Payment Date	$0.06–$7.93 per $1,000 of a discounted Net Amount At Risk	$0.05–$4.37 per $1,000 of a discounted Net Amount At Risk

Charge during Policy Year 1 for a female select non-smoker who is Age 45 at Policy issue		$0.30 per $1,000 of a discounted Net Amount At Risk	$0.06 per $1,000 of a discounted Net Amount At Risk

Children’s Term Rider	Monthly Payment Date	$0.75 per $1,000 of Coverage Segment	Same

FEE TABLES

AMOUNT DEDUCTED—
	WHEN CHARGE IS	MAXIMUM GUARANTEED	AMOUNT DEDUCTED—
CHARGE	DEDUCTED	CHARGE	CURRENT CHARGES

Disability Benefit Rider	Monthly Payment Date	$0.40–$1.00 per $10 of monthly benefit	Same

Charge during Policy Year 1 for a male non-smoker who is Age 45 at Policy issue		$0.45 per $10 of monthly benefit	Same

Guaranteed Insurability Rider	Monthly Payment Date	$0.10–$0.29 per $1,000 of Coverage Segment	Same
Charge during Policy Year 1 for a male non-smoker who is Age 35 at Policy issue[6]		$0.28 per $1,000 of Coverage Segment	Same

Waiver of Charges Rider	Monthly Payment Date	$0.04–$0.55 per $1,000 of Coverage Segment	Same

Charge during Policy Year 1 for a male non-smoker who is Age 45 at Policy issue		$0.07 per $1,000 of Coverage Segment	Same

1	Cost of insurance rates apply uniformly to all members of the same Class. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy Specifications pages will indicate the guaranteed cost of insurance charge applicable to your Policy, and more detailed information concerning your cost of insurance charges is available on request from your registered representative or us. Also, before you purchase the Policy, you may request personalized illustrations of your future benefits under the Policy based upon the Insured’s Class, the Death Benefit Option, Face Amount, planned periodic premiums, and any Riders requested. Cost of insurance rates for your Policy will be stated in the Policy Specifications pages and calculated per $1.00 of Coverage Segment.

2	The mortality and expense risk charge rate is based on the Age and Risk Class of the Insured and the Face Amount on the Policy Date. Each Face Amount increase will have a corresponding face amount charge related to the amount of the increase, based on the Age and Risk Class of the Insured at the time of the increase. Ask your registered representative for information on this charge for your Policy. The mortality and risk face amount charges shown in the table may not be typical of the charges you will pay. The mortality and expense risk face amount charge for your Policy will be stated in the Policy Specifications pages.

3	Starting in Policy Year 11 and thereafter, the mortality and expense risk asset charge is reduced to 0.45% annually (0.0375% monthly) of the first $25,000 of Accumulated Value in the Investment Options, plus 0.05% annually (0.0042% monthly) of Accumulated Value in excess of $25,000 in the Investment Options.

4	Interest owing on the amount you borrow accrues daily at the annual rate. Interest accrued during a Policy Year is due on your Policy Anniversary. If you do not pay interest when due, we transfer an amount equal to the interest that was due from your Accumulated Value and add it to your loan. Loan interest not paid begins accruing interest on the day it is due.

5	Riders are briefly described under The Death Benefit: Optional Riders and more information appears in the SAI. Except for the Childrens Term Rider, Rider charges are based on the Age and Risk Class of the person insured under the Rider on the effective date of the Rider. The Rider charges shown in the table may not be typical of the charges you will pay. Your Policy Specifications page will indicate the optional Rider charge rates applicable to your Policy, and more detailed information concerning your optional Rider charges is available on request from your registered representative or us. The charges for any optional benefit Riders you add to your Policy will be stated in the Policy Specifications pages.

6	Guaranteed Insurability Rider is only available to Insureds age 37 and under at Policy issue.

 Total annual Fund operating expenses1
This table shows the minimum and maximum total annual operating expenses paid by the portfolios that you pay indirectly during the time you own the Policy. This table shows the range (minimum and maximum) of fees and expenses (including management fees, shareholder servicing or distribution (12b-1) fees, and other expenses) charged by any of the portfolios, expressed as an annual percentage of average daily net assets. The amounts are based on expenses paid in the year ended December 31, 2006, adjusted to reflect anticipated changes in fees and expenses, or, for new portfolios, are based on estimates for the current fiscal year.
Each Variable Account of the Separate Account purchases shares of the corresponding Fund portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Policy, and they may vary from year to year. These fees and expenses are described in each Fund’s prospectus.

	Minimum	Maximum

Range of total annual portfolio operating expenses before any waivers or expense reimbursements	0.28%	4.45%

	Minimum	Maximum

Range of total annual portfolio operating expenses after waivers or expense reimbursements	0.28%	1.45%

1	Pacific Life Fund Advisors, LLC, adviser to Pacific Select Fund, and other advisers to the Funds and/or other service providers have contractually agreed to reduce investment advisory fees or otherwise reimburse certain portfolios of their respective Funds which may reduce the portfolio’s expenses to the other Funds. The range of expenses in the first row above does not include the effect of any fee reduction or expense reimbursement arrangement. The range of expenses in the second row above shows the effect of contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through December 31, 2007. There can be no assurance that expense waivers or reimbursement contracts will be extended beyond their current terms, and they may not cover certain expenses such as extraordinary expenses. See each Fund’s prospectus for complete information regarding annual operating expenses of that Fund.

TERMS USED IN THIS PROSPECTUS
In this prospectus, you and your mean the policyholder or Owner. PL&A, we, us and our refer to Pacific Life & Annuity Company. Fund, or, collectively, the Funds, refer to one of the funds providing underlying portfolios for the Variable Investment Options offered under the Policy. Policy means a Pacific Select Exec II - NY variable life insurance policy, unless we state otherwise.
We’ve tried to make this prospectus easy to read and understand, but you may find some words and terms that are new to you. We’ve identified some of these below.
If you have any questions, please ask your registered representative or call us at 1-888-595-6997.
Accumulated Value – the total amount of your policy’s value allocated to the Variable Investment Options and the Fixed Options, plus the amount in the Loan Account, on any Business Day.
Age – at issue, the Insured’s Age on his/her birthday nearest the Policy Date. We add one year to this Age on each Policy Anniversary.
Beneficiary – the person, people, entity or entities you name to receive the Death Benefit Proceeds.
Business Day – any day that the New York Stock Exchange and our Life Insurance Operations Center are open. It usually ends at 4:00 p.m. Eastern time. A Business Day is called a valuation date in your Policy.
Cash Surrender Value – the Policy’s Accumulated Value less any surrender charge.
Cash Value Accumulation Test – one of two death benefit qualification tests available under the policy, and defined in Section 7702(b) of the Tax Code.
Death Benefit – the amount which is payable on the date of the Insured’s death.
Death Benefit Proceeds – the amount which is payable to the Beneficiary on the date of the Insured’s death, adjusted as provided in the Policy.
Death Benefit Qualification Test – determines what the minimum Guideline Minimum Death Benefit should be in relation to a Policy’s Accumulated Value. Each test available under the Policy is defined in Section 7702 of the Tax Code.
Face Amount – the minimum Death Benefit for so long as your Policy remains In Force. The Face Amount may be increased or decreased under certain circumstances.
Fixed Options – the Fixed Account and Fixed LT Account, which are part of our General Account.
Free Look Right – your right to cancel (or refuse) your Policy and return it for a refund.
Free Look Transfer Date – for Policies issued in states that require return of premium if the Free Look Right is exercised, the day we transfer Accumulated Value from the Money Market Investment Option to the Investment Options you chose.
General Account – includes all of our assets, except for those held in the Separate Account, or any of our other separate accounts.
Guideline Minimum Death Benefit – the minimum Death Benefit needed for the Policy to qualify as life insurance under Section 7702 of the Tax Code.
Guideline Premium Limit – the maximum amount of premium or premiums that can be paid for any given Face Amount in order to qualify the Policy as life insurance for tax purposes as specified in the Guideline Premium Test.
Guideline Premium Test – one of two Death Benefit Qualification Tests available under the Policy, and defined in Section 7702(a)(2) of the Tax Code.
Illustration – a display of Policy benefits based upon the assumed Age and Risk Class of an Insured, Face Amount of the Policy, Death Benefit, premium payments, and historical or hypothetical gross rate of return.
In Force – the status of a Policy when all requirements are met to provide a Death Benefit upon the death of the Insured.

Investment Option – a Variable Investment Option or Fixed Option.
Insured – the person on whose life the Policy is issued.
Loan Account – an account which holds amounts transferred from the Investment Options as collateral for Policy loans.
Maturity Date – the Policy Anniversary on which the Insured is Age 100.
Modified Endowment Contract – a type of life insurance policy as described in Section 7702A of the Tax Code, which receives less favorable tax treatment on distributions of cash value than conventional life insurance policies. Classification of a Policy as a Modified Endowment Contract is generally dependent on the amount of premium paid during the first seven Policy Years, or after a material change has been made to the Policy.
Monthly Payment Date – the day we deduct monthly charges from your Policy’s Accumulated Value. The first Monthly Payment Date is your Policy Date, and it’s the same day each month thereafter.
Net Amount At Risk – the difference between the Death Benefit payable if the Insured died and the Accumulated Value of your Policy.
Net Cash Surrender Value – the Cash Surrender Value less any Policy Debt.
Net Premium – premium paid less any premium load deducted.
Net Single Premium – the amount of premium needed to fund future benefits under the Policy as specified in the Cash Value Accumulation Test.
Policy Anniversary – the same day as your Policy Date every year after we issue your Policy.
Policy Date – the date used to determine the Monthly Payment Date, Policy months, Policy Years, and Policy monthly, quarterly, semi-annual and annual anniversaries. The term “Issue Date” is substituted for Policy Date for Policies issued in Massachusetts.
Policy Debt – the amount in the Loan Account, plus any interest you owe.
Policy Specifications – summarize information specific to your Policy at the time the Policy is issued. We’ll send you updated Policy Specification pages if you change your Policy’s Face Amount or any of the Policy’s other benefits.
Policy Year – starts on your Policy Date and each Policy Anniversary, and ends on the day before the next Policy Anniversary.
Riders – provide extra benefits, some at additional cost.
Risk Class – is based on the Insured’s gender, health, and tobacco use and is used to calculate certain Policy charges.
Separate Account – the Pacific Select Exec Separate Account, a separate account of ours registered as a unit investment trust under the Investment Company Act of 1940.
Tax Code – the Internal Revenue Code.
Variable Account – a subaccount of the Separate Account which invests in shares of a corresponding portfolio of an underlying Fund.
Variable Investment Option – a Variable Account.
Written Request – your signed request in writing, which may be required on a form we provide, and received by us.

PACIFIC SELECT EXEC II – NY BASICS
Pacific Select Exec II - NY is a flexible premium variable life insurance policy that insures the life of one person and pays Death Benefit Proceeds after that person has died.
When you buy a Pacific Select Exec II - NY life insurance Policy, you’re entering into a contract with Pacific Life & Annuity Company. Your contract with us is made up of your application, your Policy, applications to change or reinstate the Policy, any amendments, Riders or endorsements to your Policy, and Policy Specifications pages.
Issuing the Policy
When we approve your signed application, we’ll issue your Policy. If your application does not meet our underwriting and administrative requirements, we can reject it or ask you for more information. Your Policy will be sent to your registered representative for delivery to you. You will be asked to sign a policy delivery receipt. For Policy delivery status, check with your registered representative.
Our obligations to you under the Policy begin when it is In Force. We consider your Policy In Force when the following requirements are met:

•	all necessary contractual and administrative requirements are met, and

•	we receive and apply the initial premium to the Policy.
If there are any outstanding contractual or administrative requirements that prevent your Policy from being placed In Force, your registered representative will review them with you no later than when the Policy is delivered. See How Premiums Work: Your initial premium for more information.
Your Policy will be In Force until one of the following happens:

•	your Policy matures

•	the Insured dies

•	the grace period expires and your Policy lapses, or

•	you surrender your Policy.
If your Policy is not In Force when the Insured dies, we are not obligated to pay the Death Benefit Proceeds to your Beneficiary.
Owners, the Insured, and Beneficiaries
Owners
You can own a Policy by yourself or with someone else. You need the signatures of all Owners for all Policy transactions.
If one of the Joint Owners dies, the surviving Owners will hold all rights under the Policy. If the Owner or the last Joint Owner dies, his or her estate will own the Policy unless you’ve given us other instructions.
You can change the Owner of your Policy by completing a Change of Owner Form. Please contact us or your registered representative for a Change of Owner Form. Once we receive and record your request, the change will be effective as of the day you signed the Change of Owner Form. You should consult your financial advisor or a lawyer about designating ownership interests.
The Insured
This Policy insures the life of one person who is Age 85 or younger at the time you apply for your Policy, and who has given us satisfactory evidence of insurability. The Policy pays Death Benefit Proceeds after the Insured has died.
The Insured is assigned an underwriting or insurance Risk Class which we use to calculate cost of insurance and other charges. Most insurance companies use similar risk classification criteria. We normally use the medical or paramedical underwriting method to assign underwriting or insurance Risk Classes, which may require a medical examination. We may, however, use other forms of underwriting if we think it’s appropriate.
When we use a person’s Age in Policy calculations, we generally use his or her Age as of the nearest Policy Date, and we add one year to this Age on each Policy Anniversary. For example, when we talk about someone “reaching Age 100”, we’re referring to the Policy Anniversary closest to that person’s 100th birthday, not to the day when he or she actually turns 100.

Beneficiaries
Here are some things you need to know about naming Beneficiaries:

•	You can name one or more primary Beneficiaries who each receive an equal share of the Death Benefit Proceeds unless you tell us otherwise. If one Beneficiary dies, his or her share will pass to the surviving primary Beneficiaries in proportion to the share of the proceeds they’re entitled to receive, unless you tell us otherwise.

•	You can also name a contingent Beneficiary for each primary Beneficiary you name. The contingent Beneficiary will receive the Death Benefit Proceeds if the primary Beneficiary dies.

•	You can choose to make your Beneficiary permanent (sometimes called irrevocable). You cannot change a permanent Beneficiary’s rights under the Policy without his or her permission.
If no Beneficiary is living when the Death Benefit Proceeds are payable, you, as the Policy Owner, will receive the Death Benefit Proceeds. If you’re no longer living, the Death Benefit Proceeds will go to your estate.
You can change your Beneficiary at any time while the Insured is alive, and while the Policy is In Force. If you would like to change your Policy’s Beneficiary, please contact us or your registered representative for a Change of Beneficiary Form. Once we receive and record your request, the change will be effective as of the day you signed the Change of Beneficiary Form.
Your Policy Date
Your Policy Date
This is usually the later of the day we approve your Policy application or when we receive all administrative requirements needed to issue the Policy. It’s also the beginning of your first Policy Year. Your Policy’s monthly, quarterly, semi-annual and annual anniversary dates are based on your Policy Date.
The Policy Date is set so that it never falls on the 29th, 30th or 31st of any month.
You or your registered representative may request that multiple applications have the same Policy Date and be placed In Force on a common date. For multilife or employer sponsored cases, please contact your registered representative for additional details.
Backdating your Policy
You can have your Policy backdated up to six months, as long as we approve it.
Backdating in some cases may lower your cost of insurance rates since these rates are based on the Age of the Insured. Your first premium payment must cover the premium load and monthly charges for the period between the backdated Policy Date and the day your Policy is issued.
Re-dating your Policy
Once your Policy is issued, you may request us to re-date your Policy. This means your Policy will have a new Policy Date. Re-dating will only be allowed back to the date money is received on your Policy, and can be the earlier of:

•	the date your Policy is delivered to you and you paid initial premium, or

•	the date we received the initial premium, if earlier than the delivery date.
If your delivery date is the 29th, 30th or 31st of any month, the Policy will be dated the 28th of that month.
If the Policy is re-dated, no Policy charges will be deducted for any period during which coverage was not provided under the terms of the Policy and all Policy charges will be calculated from the new Policy Date. There will be no coverage before the new Policy Date.
It may be disadvantageous to request that the Policy be re-dated. A new Policy Date may cause the Insured’s Age for insurance purposes to change and the cost of insurance rates to increase. It will also affect events based on time elapsed since Policy Date, such as suicide and contestable clauses and surrender charge periods.
We will not re-date Policies that are issued with a temporary insurance premium. Policies with the Policy Date pre-determined under an employer or corporate sponsored plan may not be eligible to re-date.

PACIFIC SELECT EXEC II – NY BASICS

Understanding Policy Expenses and Cash Flow (including fees and charges of Fund portfolios)
The chart to the right illustrates how cash normally flows through a Pacific Select Exec II - NY Policy.
Under a flexible premium life insurance policy, you have the flexibility to choose the amount and frequency of your premium payments. You must, however, pay enough premiums to cover the ongoing cost of Policy benefits.
Investment earnings will increase your Policy’s Accumulated Value, while investment losses will decrease it. The premium payments you’ll be required to make to keep your Policy In Force will be influenced by the investment results of the Investment Options you choose.
The dark shaded boxes show the fees and expenses you pay directly or indirectly under your Policy.
In some states we’ll hold your Net Premium payments in the Money Market Investment Option until the Free Look Transfer Date. Please turn to Your Free Look Right for details.

PACIFIC SELECT EXEC II – NY BASICS
Your Free Look Right
Your Policy provides a free look period once the Policy is delivered to you and you sign the Policy delivery receipt. During the free look period, you have the Free Look Right to cancel (or refuse) your Policy and return it to us or your registered representative for a refund.
You’ll find a complete description of the free look period that applies to your Policy on the Policy’s cover sheet, or on a notice that accompanied your Policy. The free look period ends 10 days after you receive your Policy. If you are replacing another life insurance policy, your free-look period ends 60 days after you receive your Policy.
Some states may have a different free look period if you are replacing another life insurance policy. Please call us or your registered representative if you have questions about your Free Look Right.
The amount of your refund will be the amount of the premium payments you’ve made. We’ll always deduct any Policy Debt from the amount we refund to you.
If you exercise your Free Look Right, we’re required to refund the premium payments you’ve made. We’ll hold the Net Premiums in the Money Market Investment Option until the Free Look Transfer Date. On that day, we’ll transfer the Accumulated Value in the Money Market Investment Option to the Investment Options you chose.
The Free Look Transfer Date is the latest of the following:

•	10 days after we issue your Policy

•	when we consider your Policy to be In Force.
Timing of Payments, Forms and Requests
Effective date
Once your Policy is In Force, the effective date of payments, forms and requests you send us is usually determined by the day and time we receive the item in proper form at the appropriate mailing address that appears in Where To Go For More Information: How To Contact Us on the back cover of this prospectus. Any application, premium payment, form, request or any other correspondence sent to any PL&A address other than to the mailing address appearing in Where To Go For More Information: How To Contact Us will not be deemed received in proper order and may result in a processing delay.
Premium payments, loan requests, transfer requests, loan payments or withdrawal or surrender requests that we receive in proper form on a Business Day before the time of the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time, will normally be effective as of the end of that day, unless the transaction is scheduled to occur on another Business Day. If we receive your payment or request at or after the time of the close of the New York Stock Exchange on a Business Day, your payment or request will be effective as of the end of the next Business Day. If a scheduled transaction falls on a day that is not a Business Day, we’ll process it as of the end of the next Business Day.
Other forms, notices and requests are normally effective as of the next Business Day after we receive them in proper form, unless the transaction is scheduled to occur on another Business Day. Change of Owner and Beneficiary Forms are effective as of the day you sign the change form, once we receive them in proper form.
Proper form
We’ll process your requests once we receive all letters, forms or other necessary documents, completed to our satisfaction. Proper form may require, among other things, a signature guarantee or some other proof of authenticity. We do not generally require a signature guarantee, but we may ask for one if it appears that your signature has changed, if the signature does not appear to be yours, if we have not received a properly completed application or confirmation of an application, or for other reasons to protect you and us. Call us or contact your registered representative if you have questions about the proper form required for a request.
When we make payments and transfers
We’ll normally send the proceeds of withdrawals, loans, maturity benefits, surrenders, exchanges and Death Benefit payments, and process transfer requests, within seven days after the effective date of the request in proper form. We may delay payments and

PACIFIC SELECT EXEC II – NY BASICS

transfers, or the calculation of payments and transfers based on the value in the Variable Investment Options under unusual circumstances, for example, if:

•	the New York Stock Exchange closes on a day other than a regular holiday or weekend

•	an emergency exists as determined by the SEC, as a result of which the sale of securities is not practicable, or it is not practicable to determine the value of a Variable Account’s assets.
We may delay transfers and payments from the Fixed Options, including the proceeds from withdrawals, surrenders and loans, for up to six months. We’ll pay interest at an annual rate of at least 3% on any withdrawals or surrender proceeds from the Fixed Options that we delay for 30 days or more.
Statements and Reports We’ll Send You
We send the following statements and reports to policy owners:

•	a confirmation for certain financial transactions, usually including premium payments and transfers, loans, loan repayments, withdrawals and surrenders. Monthly deductions and scheduled transactions made under the dollar cost averaging, portfolio rebalancing and first year transfer services are reported on your quarterly Policy statement.

•	a quarterly Policy statement. The statement will tell you the Accumulated Value of your Policy by Investment Options, Cash Surrender Value, the amount of the Death Benefit, the Policy’s Face Amount, and any Policy Debt. It will also include a summary of all transactions that have taken place since the last quarterly statement, as well as any other information required by law.

•	supplemental schedules of benefits and planned periodic premiums. We’ll send these to you if you change your Policy’s Face Amount or change any of the Policy’s other benefits.

•	financial statements, at least annually or as required by law, of the Separate Account and Pacific Select Fund, that include a listing of securities for each portfolio of the Pacific Select Fund. We’ll also send you financial statements that we receive from the other Funds.
If you suspect an error on a confirmation, quarterly or annual statement, you must notify us in writing as soon as possible to ensure proper accounting to your Policy. We assume transactions are accurate unless you notify us otherwise within 90 days after the transaction confirmation date or, if the transaction is first confirmed on the quarterly statement, within 90 days after the quarterly statement date. All transactions are deemed final and may not be changed after the applicable 90 day period. When you write us, include your name, Policy number and a description of the suspected error.
Prospectus and Fund Report Format Authorization
Subject to availability, you may authorize us to provide prospectus and Fund reports electronically via CD-ROM by so indicating on the application, via telephone, or by sending us instructions in writing in a form acceptable to us. We will provide you with paper copies at any time upon request. Such a request will not constitute revocation of your consent to receive the documents electronically. You may revoke your consent for electronic delivery at any time, via telephone, or by sending us your Written Request, and we will then start providing you with a paper copy.
Telephone and Electronic Transactions
You may authorize us to accept telephone or electronic instructions by completing the appropriate section on your application, or later by a Telephone and Electronic Authorization Form. As long as we have your signed authorization on file, you may give us instructions regarding the following Policy transactions by telephone or electronically through our website:

•	change your premium allocations

•	make transfers between Investment Options

•	give us instructions regarding the dollar cost averaging or portfolio rebalancing services

•	request a Policy loan (by telephone only).
Certain registered representatives are able to give us instructions electronically if authorized by you. You may appoint your registered representative to give us instructions on your behalf by completing and filing a Telephone and Electronic Authorization Form with us.

Here are some things you need to know about telephone and electronic transactions:

•	If your Policy is jointly owned, all Joint Owners must sign the telephone and electronic authorization. We’ll take instructions from any Owner or anyone you appoint.

•	We may use any reasonable method to confirm that your telephone or electronic instructions are genuine. For example, we may ask you to provide personal identification or we may record all or part of the telephone conversation. We may refuse any transaction request made by telephone or electronically.
We’ll send you a written confirmation of each telephone and electronic transaction.
Sometimes, you may not be able to make loans or transfers by telephone or electronically, for example, if our telephone lines or our website are busy because of unusual market activity or a significant economic or market change, or our telephone lines or the Internet are out of service during severe storms or other emergencies. In these cases, you can send your request to us in writing, or call us the next Business Day or when service has resumed.
When you authorize us to accept your telephone and electronic instructions, you agree that:

•	we can accept and act upon instructions you or anyone you appoint give us over the telephone or electronically

•	neither we, the Administrator, any of our affiliates, the Pacific Select Fund, or any director, trustee, officer, employee or agent of ours or theirs will be liable for any loss, damages, cost or expenses that result from transactions processed because of a request by telephone or submitted electronically that we believe to be genuine, as long as we have followed our own procedures

•	you bear the risk of any loss that arises from your right to make loans or transfers over the telephone or electronically.

THE DEATH BENEFIT
We’ll pay Death Benefit Proceeds to your Beneficiary after the Insured dies while the Policy is still In Force. Your Beneficiary generally will not have to pay federal income tax on Death Benefit Proceeds.
The Face Amount
Your Policy’s initial amount of insurance coverage is its initial Face Amount. We determine the Face Amount based on instructions provided in your application.
The minimum Face Amount when a Policy is issued is usually $50,000, but we may reduce this in some circumstances. You’ll find your Policy’s Face Amount, which includes any increases or decreases, in the Policy Specification pages in your Policy.
The Death Benefit
This Policy offers three Death Benefit Options, Options A, B and C. The Death Benefit Option you choose will generally depend on which is more important to you: a larger Death Benefit or building the Accumulated Value of your Policy.
This Policy offers two ways to calculate the Guideline Minimum Death Benefit: the Cash Value Accumulation Test and the Guideline Premium Test. These are called Death Benefit Qualification Tests. The Death Benefit Qualification Test you choose will generally depend on the amount of premiums you want to pay.
Here are some things you need to know about the Death Benefit:

•	You choose your Death Benefit Option and Death Benefit Qualification Test on your Policy application.

•	If you do not choose a Death Benefit Option, we’ll assume you’ve chosen Option A.

•	If you do not choose a Death Benefit Qualification Test, we’ll assume you’ve chosen the Guideline Premium Test.

•	The Death Benefit will always be the greater of the Death Benefit under the Option you choose or the Guideline Minimum Death Benefit, calculated using the Death Benefit Qualification Test you’ve chosen.

•	The Death Benefit will never be lower than the Face Amount of your Policy if you’ve chosen Option A or B. The Death Benefit Proceeds will always be reduced by any Policy Debt.

•	We’ll pay the Death Benefit Proceeds to your Beneficiary when we receive proof of the Insured’s death.
Choosing Your Death Benefit Option
You can choose one of the following three Death Benefit Options for the death benefit on your application.

Option A – the Face Amount of your Policy.	Option B – the Face Amount of your Policy plus its Accumulated Value.

The Death Benefit changes as your Policy’s Accumulated Value changes. The better your Investment Options perform, the larger the Death Benefit will be.

Option C – the Face Amount of your Policy plus the total premiums you’ve paid minus any withdrawals or distributions made.

The more premiums you pay and the less you withdraw, the larger the Death Benefit will be.
The examples are intended to show how the Death Benefit Options work and are not predictive of investment performance in your Policy.

Choosing a Death Benefit Qualification Test
This Policy offers two Death Benefit Qualification Tests that we use to calculate the Guideline Minimum Death Benefit. You choose one of these tests on your application. Once you choose a test, you cannot change it.
Your Death Benefit Qualification Test affects the following:

•	premium limitations

•	amount of Guideline Minimum Death Benefit

•	monthly cost of insurance charges

•	flexibility to reduce Face Amount.
Each test determines what the Guideline Minimum Death Benefit should be in relation to your Policy’s Accumulated Value. The Death Benefit determined under either test will be at least equal to the amount required for the Policy to qualify as life insurance under the Tax Code.
Cash Value Accumulation Test
If you choose the Cash Value Accumulation Test, your Policy’s Guideline Minimum Death Benefit will be the greater of:

•	the minimum Death Benefit amount that’s needed for the Policy to qualify as life insurance under the Cash Value Accumulation Test in the Tax Code, or

•	101% of the Policy’s Accumulated Value.
Under this test, a Policy’s Death Benefit must be large enough to ensure that its Cash Surrender Value, as defined in Section 7702 of the Tax Code (and which is based on Accumulated Value, among other things), is never larger than the Net Single Premium that’s needed to fund future benefits under the Policy. The Net Single Premium under your Policy varies according to the Insured’s Age, sex, and Risk Class. It’s calculated using an interest rate of at least 4% and the guaranteed mortality charges at the time the Policy is issued. We’ll use a higher interest rate if we’ve guaranteed it under your Policy.

An example

For a Policy that insures a male, Age 45 when the Policy was issued, with a standard nonsmoking Risk Class, in Policy Year 6 the Guideline Minimum Death Benefit under the Cash Value Accumulation Test is calculated by multiplying each $1,000 of Accumulated Value by a “Net Single Premium factor” of 2.4728.

Guideline Premium Test
Under this test, the Guideline Minimum Death Benefit is calculated by multiplying your Policy’s Accumulated Value by a guideline premium Death Benefit percentage. The Death Benefit percentage is based on the Age of the Insured, so it varies over time. It is 250% when the Insured is Age 40 or younger, and reduces as the person gets older. You’ll find a table of Death Benefit percentages in Appendix A and in your Policy.
If you choose the Guideline Premium Test, the total premiums you pay cannot exceed your Policy’s Guideline Premium Limit. Your Policy’s Guideline Premium Limit is the greater of:

•	the guideline single premium or

•	the sum of the guideline level annual premiums to date.
Before you buy a Policy, you can ask us or your registered representative for a personalized Illustration that shows you the guideline single premium and guideline level annual premiums.
If you increase or decrease your coverage, the guideline single or level premiums may be increased or decreased. These changes may be more than proportionate.

THE DEATH BENEFIT

Comparing the Death Benefit Qualification Tests
The table below shows a general comparison of how features of your Policy may be affected by your choice of Death Benefit Qualification Test. When choosing between the tests, you should consider:

Cash Value
	Accumulation Test	Guideline Premium Test

Premium payments	Allows flexibility to pay more premium[1]	Premium payments are limited under the Tax Code

Death Benefit	Generally higher as Policy duration increases	May be higher in early years of Policy

Monthly cost of insurance charges	May be higher, if the Death Benefit is higher	May be lower, except perhaps in early years of Policy

Face Amount decreases	Will not require return of premium or distribution of Accumulated Value	May require return of premium or distribution of Accumulated Value to continue Policy as life insurance

[1]	Under the Cash Value Accumulation Test, if you want to pay a premium that increases the Net Amount At Risk, you will need to provide us with satisfactory evidence of insurability before we can increase the Death Benefit. In this event, your cost of insurance charges will also increase. Cost of insurance charges are based, among other things, upon your Policy’s Net Amount At Risk. See Your Accumulated Value for more information on how cost of insurance charges are calculated.
Comparing the Death Benefit Options
The tables below compare the Death Benefits provided by the Policy’s three Death Benefit Options. The examples are intended only to show differences in Death Benefits and Net Amounts at Risk. Accumulated Value assumptions may not be realistic.
These examples show that each Death Benefit Option provides a different level of protection. Keep in mind that cost of insurance charges, which affect your Policy’s Accumulated Value, increase with the amount of the Death Benefit, as well as over time. The cost of insurance is charged at a rate per $1,000 of the discounted Net Amount At Risk. As the Net Amount At Risk increases, your cost of insurance increases. Accumulated Value also varies depending on the performance of the Investment Options in your Policy.
The example below is based on the following:

•	the Insured is age 45 at the time the Policy was issued and dies at the beginning of the sixth Policy Year

•	Face Amount is $100,000

•	Accumulated Value at the date of death is $25,000

•	total premium paid into the Policy is $30,000

•	the Guideline Minimum Death Benefit under the Guideline Premium Test is $46,250 (assuming a Guideline Premium Test factor of 185% x Accumulated Value)

•	the Guideline Minimum Death Benefit under the Cash Value Accumulation Test is $61,820 (assuming a Net Single Premium factor of $2.4728 for each $1,000 of Accumulated Value).

		If you select the Guideline
		Premium Test, the Death
		Benefit is the larger of these
		two amounts

Death		Death Benefit	Guideline	Net Amount At Risk
Benefit	How it’s	under the	Minimum	used for cost of
Option	calculated	Death Benefit Option	Death Benefit	insurance charge

Option A	Face Amount	$100,000	$46,250	$74,754.01
Option B	Face Amount plus Accumulated Value	$125,000	$46,250	$99,692.51
Option C	Face Amount plus premiums less distributions	$130,000	$46,250	$104,680.21

		If you select the Cash Value
		Accumulation Test, the Death
		Benefit is the larger of these
		two amounts

Death		Death Benefit	Guideline	Net Amount At Risk
Benefit	How it’s	under the	Minimum	used for cost of
Option	calculated	Death Benefit Option	Death Benefit	insurance charge

Option A	Face Amount	$100,000	$61,820	$74,754.01
Option B	Face Amount plus Accumulated Value	$125,000	$61,820	$99,692.51
Option C	Face Amount plus premiums less distributions	$130,000	$61,820	$104,680.21

If the Death Benefit equals the Guideline Minimum Death Benefit, any increase in Accumulated Value will cause an automatic increase in the Death Benefit.
Here’s the same example, but with an Accumulated Value of $75,000. Because Accumulated Value has increased, the Guideline Minimum Death Benefit is now:

•	$138,750 for the Guideline Premium Test

•	$185,460 for the Cash Value Accumulation Test.

		If you select the Guideline
		Premium Test, the Death
		Benefit is the larger of these
		two amounts

Death		Death Benefit	Guideline	Net Amount At Risk
Benefit	How it’s	under the	Minimum	used for cost of
Option	calculated	Death Benefit Option	Death Benefit	insurance charge

Option A	Face Amount	$100,000	$138,750	$63,408.68
Option B	Face Amount plus Accumulated Value	$175,000	$138,750	$99,569.51
Option C	Face Amount plus premiums less distributions	$130,000	$138,750	$63,408.68

		If you select the Cash Value
		Accumulation Test, the Death
		Benefit is the larger of these
		two amounts

Death		Death Benefit	Guideline	Net Amount At Risk
Benefit	How it’s	under the	Minimum	used for cost of
Option	calculated	Death Benefit Option	Death Benefit	insurance charge

Option A	Face Amount	$100,000	$185,460	$110,003.78
Option B	Face Amount plus Accumulated Value	$175,000	$185,460	$110,003.78
Option C	Face Amount plus premiums less distributions	$130,000	$185,460	$110,003.78

When We Pay the Death Benefit
We calculate the amount of the Death Benefit Proceeds as of the end of the day the Insured dies. If the Insured dies on a day that is not a Business Day, we calculate the Death Benefit Proceeds as of the next Business Day.
Your Policy’s Beneficiary must send us proof that the Insured died while the Policy was In Force, along with payment instructions. Your Beneficiary can choose to receive the Death Benefit Proceeds in a lump sum or use it to buy an income benefit. Please see the discussion about income benefits in General Information About Your Policy.
Death Benefit Proceeds equal the total of the Death Benefits provided by your Policy and any Riders you’ve added, minus any Policy Debt, minus any overdue Policy charges.
We’ll pay interest at an annual rate of at least 3% on the Death Benefit Proceeds, calculated from the day the Insured dies to the day we pay the Death Benefit Proceeds.
It is important that we have a current address for your Beneficiary so that we can pay Death Benefit Proceeds promptly. If we cannot pay the Death Benefit Proceeds to your Beneficiary within five years of the death of the Insured, we’ll be required to pay them to the state.

THE DEATH BENEFIT

Changing Your Death Benefit Option
You can change your Death Benefit Option while your Policy is In Force. Here’s how it works:

•	You can change the Death Benefit Option once in any Policy Year.

•	You must send us your Written Request.

•	You can change from any Death Benefit Option to Option A or Option B.

•	You cannot change from any Death Benefit Option to Option C.

•	The change will become effective on the first Monthly Payment Date after we receive your request. If we receive your request on a Monthly Payment Date, we’ll process it that day.

•	We may charge you a fee of up to $100 each time you request to change your Death Benefit Option.

•	The Face Amount of your Policy will change by the amount needed to make the Death Benefit under the new Death Benefit Option equal the Death Benefit under the old Death Benefit Option just before the change. We will not let you change the Death Benefit Option if doing so means the Face Amount of your Policy will become less than $50,000. We may waive this minimum amount under certain circumstances.

•	Changing the Death Benefit Option can also affect the monthly cost of insurance charge since this charge varies with the Net Amount At Risk.

•	The new Death Benefit Option will be used in all future calculations.
We will not change your Death Benefit Option if it means your Policy will be treated as a Modified Endowment Contract, unless you’ve told us in writing that this would be acceptable to you. Modified Endowment Contracts are discussed in Variable Life Insurance and Your Taxes.
Changing the Face Amount
You can increase or decrease your Policy’s Face Amount as long as we approve it. If you change the Face Amount, we’ll send you a supplemental schedule of benefits and premiums. Here’s how it works:

•	You can change the Face Amount as long as the Insured is alive.

•	You can only change the Face Amount once in any Policy Year.

•	You must send us your Written Request while your Policy is In Force.

•	Unless you request otherwise, the change will become effective on the first Monthly Payment Date on or after we receive and approve your request.

•	The Insured will also need to agree to the change in Face Amount, if you are not the Insured.

•	Increasing the Face Amount may increase the Death Benefit, and decreasing the Face Amount may decrease the Death Benefit. The amount the Death Benefit changes will depend, among other things, on the Death Benefit Option you’ve chosen and whether, and by how much, the Death Benefit is greater than the Face Amount before you make the change.

•	Changing the Face Amount can affect the Net Amount At Risk, which affects the cost of insurance charge. An increase in the Face Amount may increase the cost of insurance charge, while a decrease may decrease the charge.

•	If your Policy’s Death Benefit is equal to the Guideline Minimum Death Benefit, and the Net Amount At Risk is more than three times the Death Benefit on the Policy Date, we may reduce the Death Benefit by requiring you to make a withdrawal from your Policy. If we require you to make a withdrawal, we will not charge you our usual $25 withdrawal fee, but the withdrawal may be taxable. Please turn to Withdrawals, Surrenders and Loans for information about making withdrawals.

•	We can refuse your request to make the Face Amount less than $50,000. We can waive this minimum amount in certain situations, such as group or sponsored arrangements.

Increasing the Face Amount
Here are some additional things you should know about increasing the Face Amount:

•	You may request an increase in your Policy’s Face Amount starting on the first Policy Anniversary.

•	You must give us satisfactory evidence of insurability.

•	Each increase you make to the Face Amount must be $25,000 or more.

•	We may charge you a fee of up to $100 for each increase. We deduct the fee on the day the increase is effective from all of your Investment Options in proportion to the Accumulated Value you have in each Investment Option.

•	Each increase in Face Amount will have an associated cost of insurance rate, mortality and expense risk face amount charge, surrender charge and maximum surrender charge.

•	For any increase in Face Amount which arises from conversion of a term Rider, we will waive the surrender charge and the mortality and expense risk charge that would otherwise apply for the increase.

•	We will allow an increase in Face Amount only if the resulting Death Benefit increase at least equals our minimum limit on the request date.

•	We will not allow an increase if there has been a prior decrease in Face Amount, including any decrease caused by a withdrawal.
Decreasing the Face Amount
Decreasing the Face Amount may affect your Policy’s tax status. To ensure your Policy continues to qualify as life insurance, we might be required to return:

•	part of your premium payments to you if you’ve chosen the Guideline Premium Test, or

•	make distributions from the Accumulated Value, which may be taxable. For more information, please see Variable Life Insurance and Your Taxes.
Here are some additional things you should know about decreasing the Face Amount:

•	You may not decrease your Policy’s Face Amount prior to the fifth anniversary of:

•	your Policy Date

•	the effective date of any increase.

•	We’ll apply any decrease in the Face Amount in the following order:

•	to the most recent increases you made to the Face Amount in the order you made them

•	to the initial Face Amount.

•	We do not charge you for a decrease in Face Amount.

•	We can refuse your request to decrease the Face Amount if making the change means:

•	your Policy will end because it no longer qualifies as life insurance

•	the distributions we’ll be required to make from your Policy’s Accumulated Value will be greater than your Policy’s Net Cash Surrender Value

•	your Policy will become a Modified Endowment Contract and you have not told us in writing that this is acceptable to you.
Optional Riders
There are six optional Riders that provide extra benefits, some at additional cost. Not all Riders are available in every state, and some Riders may only be added when you apply for your Policy. Ask your registered representative for more information about the Riders available with the Policy, or about other kinds of life insurance policies offered by Pacific Life.

•	Annual Renewable Term Rider
Provides annual renewable term insurance on the Insured until Age 80.

•	Annual Renewable and Convertible Term Rider
Provides annual renewal term insurance on members of the Insured’s immediate family.

THE DEATH BENEFIT

•	Children’s Term Rider
Provides term insurance for the children of the Insured.

•	Disability Benefit Rider
Provides a monthly addition to the Policy’s Accumulated Value when the Insured has a qualifying disability, until he or she reaches age 65.

•	Guaranteed Insurability Rider
Gives the right to buy additional insurance on the life of the Insured on certain specified dates without proof of insurability.

•	Waiver of Charges Rider
Waives certain charges if the Insured becomes totally disabled before age 60.
We’ll add any Rider charges to the monthly charge we deduct from your Policy’s Accumulated Value.
More detailed information appears in the SAI. To obtain a copy of the SAI, visit our website at www.Pacificlifeandannuity.com. Samples of the provisions for the extra optional benefits are available from us upon Written Request.
Things to keep in mind
Many life insurance policies have some flexibility in structuring the Face Amount, the Death Benefit, and premium payments in targeting the cash values based on your particular needs.
Under certain circumstances, combining a Policy with an Annual Renewable Term Rider may result in a Face Amount equal to the Face Amount of a single Policy.
In general, your Policy coverage offers the advantage of lower guaranteed cost of insurance rates than the added Riders. If you add a Rider or Riders to your Policy, and if we apply maximum guaranteed charges, you may increase your risk of lapse even if all premiums are paid. Adding a Rider or Riders may also affect the amount of premium you can pay on your Policy and still have it qualify as life insurance.
Combining a Policy with an Annual Renewable Term Rider may lower costs and may improve Accumulated Value accrual for the same amount of Death Benefit. However, your Policy has guaranteed maximum charges. Adding an Annual Renewable Term Rider will result in guaranteed maximum charges that are higher than for a single Policy with the same Face Amount.
Ultimately, individual needs and objectives vary, and they may change through time. It is important that you consider your goals and options carefully. You choose the proportion of your Policy’s Face Amount that is made up of Policy and Annual Renewable Term Rider. You should discuss your insurance needs and financial objectives with your registered representative before purchasing any life insurance product. Your registered representative can provide you with additional Illustrations showing the effects of different proportions of Policy and Rider coverage to help you make your decision. You should also consider a periodic review of your coverage with your registered representative.

HOW PREMIUMS WORK
Your Policy gives you the flexibility to choose the amount and frequency of your premium payments within certain limits. Each premium payment must be at least $50.
The amount, frequency, and period of time over which you make premium payments may affect whether your Policy will be classified as a Modified Endowment Contract, or no longer qualifies as life insurance for tax purposes. See Variable Life Insurance and Your Taxes for more information.
We deduct a premium load from each premium payment, and then allocate your Net Premium to the Investment Options you’ve chosen. Depending on the performance of your Investment Options, and on how many withdrawals, loans or other Policy features you’ve taken advantage of, you may need to make additional premium payments to cover monthly deductions for policy charges to keep your Policy In Force. We reserve the right to accept premium payments in amounts less than $50.
Your Initial Premium
We apply your first premium payment to the Policy on the later of the day we receive it or the day we receive all contractual and administrative requirements necessary for your Policy to be In Force. See How Premiums Work: Allocating Your Premiums for more information on when your first Net Premium is allocated to the Investment Options.
If you have outstanding contractual and administrative requirements, your registered representative will notify you of a delivery date when any outstanding requirements are due to us, not to exceed 45 days from the date we issue your Policy. If we do not receive your first premium payment and all contractual and administrative requirements on or before the delivery date, we can cancel the Policy and refund any premium payment you’ve made. We may extend the delivery date in some cases.
Planned Periodic Premium Payments
You can schedule the amount and frequency of your premium payments. We refer to scheduled premium payments as your planned periodic premium. Here’s how it works:

•	On your application, you choose a fixed amount of at least $50 for each premium payment.

•	You indicate whether you want to make premium payments annually, semi-annually, or quarterly. You can also choose monthly payments using our monthly Electronic Funds Transfer plan, which is described below.

•	We send you a notice to remind you of your scheduled premium payment (except for monthly Electronic Funds Transfer plan payments, which are paid automatically). If you own more than one Policy, you can request us to send one notice — called a listbill — that reminds you of your payments for all of your Policies. You can choose to receive the listbill every month.

•	If you have any Policy Debt, we’ll treat any payment you make during the life of your Policy as a loan repayment, not as a premium payment, unless you tell us otherwise in writing. When a payment, or any portion of it, exceeds your Policy Debt, we’ll treat it as a premium payment.
You do not have to make the premium payments you’ve scheduled. However, not making a premium payment may have an impact on any financial objectives you may have set for your Policy’s Accumulated Value and Death Benefit, and could cause your Policy to lapse. Even if you pay all your premiums when they’re scheduled, your Policy could lapse if the Accumulated Value, less any Policy Debt, is not enough to pay your monthly charges. Turn to Your Policy’s Accumulated Value for more information.
Paying Your Premium
Premium payments must be made in a form acceptable to us before we can process it. You may pay your premium:

•	by personal check, drawn on a U.S. bank

•	by cashier’s check, if it originates in a U.S. bank

•	by money order in a single denomination of more than $10,000, if it originates in a U.S. bank

•	by third party check, when there is a clear relationship between the payor (individual, corporation, trust, etc.) and the Insured and/or Owner

•	wire transfers that originate in U.S. banks.

HOW PREMIUMS WORK

We will not accept premium payments in the following forms:

•	cash

•	credit card or check drawn against a credit card account

•	traveler’s checks

•	cashier’s check or money order drawn on a non-U.S. bank, even if the payment may be effected through a U.S. bank

•	money order in a single denomination of $10,000 or less

•	third party check, if there is not a clear relationship between the payor (individual, corporation, trust, etc.) and the Insured and/or Owner

•	wires that originate from foreign bank accounts.
All unacceptable forms of premium payments will be returned to the payor along with a letter of explanation. We reserve the right to reject or accept any form of payment. If you make premium payments or loan repayments by Electronic Funds Transfer or by check other than a cashier’s check, your payment of any withdrawal proceeds and any refund during the free look period may be delayed until we receive confirmation in our administrative office that your payment has cleared.
Monthly electronic funds transfer plan
Once you’ve made your first premium payment, you can make monthly premium payments using our Electronic Funds Transfer plan. Here’s how it works:

•	You authorize us to withdraw a specified amount from your checking account, savings account or money market account each month

•	You can choose any day between the 4th and 28th of the month

•	If you do not specify a day for us to make the withdrawal, we’ll withdraw the premium payment on your Policy’s monthly anniversary. If your Policy’s monthly anniversary falls on the 1st, 2nd or 3rd of the month, we’ll withdraw the payment on the 4th of each month.

•	If you make monthly payments by the Electronic Funds Transfer plan, we will apply the payments as premium payments unless we receive a new form requesting that payments be applied as a loan repayment.
Deductions From Your Premiums
We deduct a premium load from each premium payment you make. The load is made up of three charges:
Sales load
We deduct a 2.5% sales load from each premium payment you make. This charge helps pay for the cost of distributing our Policies.
Premium based charges
State and local charge
We deduct 2.35% from each premium payment to pay state and local premium and other taxes. The actual taxes we pay vary from state to state, and in some instances, among municipalities. We do not expect to change the rate unless the rate we pay changes.
Federal charge
We deduct 1.50% from each premium payment to compensate us for certain costs or lost investment opportunities we incur associated with certain policy acquisition expenses that we are generally required to capitalize and amortize over a 10-year period, rather than deduct them currently for federal income tax purposes, which may result in a higher corporate federal income tax liability for us in the year the expenses were incurred. These consequences are often referred to as the deferred acquisition cost (“DAC tax”).
We reserve the right to increase or decrease these loads and charges. Like other Policy charges, we may profit from the premium load and may use these profits for any lawful purpose, such as the payment of distribution and administrative expenses. We will notify you in advance if we change our current load rate.

Limits on the Premium Payments You Can Make
Federal tax law puts limits on the amount of premium payments you can make in relation to your Policy’s Death Benefit. These limits apply in the following situations:

•	If you’ve chosen the Guideline Premium Test as your Death Benefit Qualification Test and accepting the premium means your Policy will no longer qualify as life insurance for federal income tax purposes.

•	If applying the premium in that Policy Year means your Policy will become a Modified Endowment Contract. You may direct us to accept premium payments or other instructions that will cause your Policy to be treated as a Modified Endowment Contract by signing a Modified Endowment Contract Election Form. You’ll find a detailed discussion of Modified Endowment Contracts in Variable Life Insurance and Your Taxes. You should speak to a qualified tax adviser for complete information regarding Modified Endowment Contracts.

•	If applying the premium payment to your Policy will increase the Net Amount At Risk. This will happen if your Policy’s Death Benefit is equal to the Guideline Minimum Death Benefit or would be equal to it once we applied your premium payment.
You’ll find more detailed information regarding these situations in the SAI.
Allocating Your Premiums
We generally allocate your Net Premiums to the Investment Options you’ve chosen on your application on the day we receive them. Please turn to Your Investment Options for more information about the Investment Options.
We allocate your first premium on the Free Look Transfer Date. We hold your Net Premiums in the Money Market Investment Option until the Free Look Transfer Date, and then transfer them to the Investment Options you’ve chosen.
Portfolio optimization
The service. Portfolio optimization is an asset allocation service that is offered at no additional charge for use within your Policy. Asset allocation refers to the manner that investments are distributed among asset classes to help attain an investment goal. For your Policy, portfolio optimization can help with decisions about how you should allocate your Accumulated Value among available Investment Options. The theory behind portfolio optimization is that diversification among asset classes can help reduce volatility over the long term.
As part of the portfolio optimization service, several asset allocation models have been developed (portfolio optimization models or models), each based on different profiles of an investor’s investment time horizon and willingness to accept investment risk. If you decide to subscribe to the portfolio optimization service and select one of the portfolio optimization models, your initial Net Premium (in the case of a new application) or Accumulated Value, as applicable, will be allocated to the Investment Options according to the model you select. Subsequent Net Premium will also be allocated accordingly, unless you instruct us otherwise in writing. If you choose, you can rebalance your Accumulated Value quarterly, semi-annually, or annually, to maintain the current allocations of your portfolio optimization model, since changes in the net asset values of the underlying portfolios in each model will alter your asset allocation over time. If you also allocate part of your Net Premium or Accumulated Value outside the models with our Portfolio Optimization Plus feature, as described below, and you elect periodic rebalancing, such amounts will not be considered when rebalancing. If you subscribe to portfolio optimization and elect periodic rebalancing, only the Investment Options within your model will be rebalanced.
If you subscribe to portfolio optimization, Pacific Life Fund Advisors LLC (the Adviser), an affiliate of PL&A, will serve as your investment adviser for the service solely for purposes of development of the portfolio optimization models and periodic updates of the models.
On a periodic basis (typically annually), the portfolio optimization models are evaluated and the models are updated, as discussed below. If you subscribe to portfolio optimization, your Accumulated Value or Net Premium, as applicable, will be automatically reallocated in accordance with the model you select as it is updated from time to time based on discretionary authority that you grant to the Adviser, unless you instruct us otherwise. For more information on the role of the investment adviser for the portfolio optimization service, please see the brochure from the Adviser’s Form ADV, the SEC investment adviser registration form, which will be delivered to Policy Owners at the time you subscribe to the portfolio optimization service. Please contact us if you would like to receive a copy of this brochure. In developing and periodically updating the portfolio optimization models, the Adviser

HOW PREMIUMS WORK

currently relies on the recommendations of an independent third-party analytical firm. The Adviser may change the firm that it uses from time to time, or, to the extent permissible under applicable law, use no independent firm at all.
The portfolio optimization models. Five asset allocation models are offered, each comprised of a carefully selected combination of Investment Options (reflecting the underlying portfolios of Pacific Select Fund). Development of the portfolio optimization models is a multi-step process. First, an optimization analysis is performed to determine the breakdown of asset classes. Optimization analysis requires forecasting returns, standard deviations and correlation coefficients of asset classes over the desired investing horizon and an analysis using a state-of-the art program and a statistical analytical technique known as “mean-variance optimization.” Next, after the asset class exposures are known, a determination is made of how available Investment Options (underlying portfolios) can be used to implement the asset class level allocations. The Investment Options are selected by evaluating the asset classes represented by the underlying portfolios and combining Investment Options to arrive at the desired asset class exposures. The portfolio-specific analysis uses historical returns-based style analysis and asset performance and regression and attribution analyses. It may also include portfolio manager interviews. Based on this analysis, Investment Options are selected in a way intended to optimize potential returns for each model, given a particular level of risk tolerance. This process could, in some cases, result in the inclusion of an Investment Option in a model based on its specific asset class exposure or other specific optimization factors, even where another Investment Option may have better historical performance.
Periodic updates of the portfolio optimization model and notices of updates. Each of the portfolio optimization models are evaluated periodically (generally, annually) to assess whether the combination of Investment Options within each model should be changed to better seek to optimize the potential return for the level of risk tolerance intended for the model. As a result of the periodic analysis, each model may change and Investment Options may be added to a model (including Investment Options not currently available), or Investment Options may be deleted from a model.
When your portfolio optimization model is updated, your Accumulated Value and any subsequent Net Premium will automatically be reallocated in accordance with any changes to the model you have selected. This means the allocation of your Accumulated Value, and potentially the Investment Options in which you are invested, will automatically change and your Accumulated Value and any subsequent Net Premium will be automatically reallocated among the Investment Options in your updated model (independently of any automatic rebalancing you may have selected). If you participate in the Portfolio Optimization Plus feature, the Accumulated Value and Net Premium amounts allocated outside the portfolio optimization model will not be reallocated. The Adviser requires that you grant it discretionary investment authority to periodically reallocate your Accumulated Value and any subsequent Net Premium in accordance with the updated version of the portfolio optimization model you have selected, if you wish to participate in portfolio optimization.
When the Adviser updates the portfolio optimization models, a written notice of the updated models will be sent to you at least 30 days in advance of the date the Adviser intends the updated version of the model to be effective. You should carefully review these notices. If you wish to accept the changes in your selected model, you will not need to take any action, as your Accumulated Value and any subsequent Net Premium will automatically be reallocated in accordance with the updated model automatically. If you do not wish to accept the changes to your selected model, you can change to a different model or withdraw from the portfolio optimization service.
Selecting a portfolio optimization model. If you choose to subscribe to the portfolio optimization service, you need to determine which portfolio optimization model is best for you. Neither the Adviser nor its affiliates will make this decision. You should consult with your registered representative on this decision. Your registered representative can help you determine which model is best suited to your financial needs, investment time horizon, and willingness to accept investment risk. You should periodically review these factors with your registered representative to determine if you should change models to keep up with changes in your personal circumstances. Your registered representative can assist you in completing the proper forms to subscribe to the portfolio optimization service or to change to a different model. You may, in consultation with your registered representative, utilize analytical tools made available by the Adviser, including an investor profile questionnaire, which asks questions intended to help you or your registered representative assess your financial needs, investment time horizon, and willingness to accept investment risk. Your responses can be analyzed using the service available on our website. While the information from our website may assist you, it is your decision, in consultation with your registered representative, to select a model or to change to a different model, and the Adviser and its affiliates bear no responsibility for this decision.
You may change to a different model at any time by completing an Investment Policy Statement. Please contact us or your registered representative for a copy of this form. You may discontinue the portfolio optimization service for your Policy at any time with a proper Written Request or by telephone or electronic instructions provided we have your completed telephone and electronic authorization on file.
Risks. Although the models are designed to optimize returns given the various levels of risk, there is no assurance that a model portfolio will not lose money or that investment results will not experience volatility. Investment performance of your Accumulated Value could be better or worse by participating in a portfolio optimization model than if you had not participated. A model may perform better or worse than any single Investment Option or asset class or other combinations of Investment Options or asset classes. Model performance is dependent upon the performance of the component Investment Options (and their underlying portfolios). The timing of your investment and the frequency of automatic rebalancing may affect performance. Your Accumulated Value will fluctuate, and when redeemed, may be worth more or less than the original cost.
A portfolio optimization model may not perform as intended. Although the models are intended to optimize returns given various levels of risk tolerance, portfolio, market and asset class performance may differ in the future from the historical performance and assumptions upon which the models are based, which could cause the models to be ineffective or less effective in reducing volatility.
Periodic updating of the portfolio optimization models can cause the underlying portfolios to incur transactional expenses to raise cash for money flowing out of the portfolios or to buy securities with money flowing into the portfolios. These expenses can adversely affect performance of the pertinent portfolios and the models.
The Adviser may be subject to competing interests that have the potential to influence its decision making with regard to portfolio optimization. For example, one portfolio may provide a higher advisory fee to the Adviser than another portfolio, and provide the Adviser with incentive to use the portfolio with the higher fee as part of a portfolio optimization model. In addition, the Adviser may believe that certain portfolios may benefit from additional assets or could be harmed by redemptions. As adviser to Pacific Select Fund, the Adviser monitors performance of the portfolios, and may, from time to time, recommend to the Pacific Select Fund’s Board of Trustees a change in portfolio management firm or strategy or the closure or merger of a portfolio, all of which could impact a model. All Pacific Select Fund portfolios are analyzed by the independent third-party analytical firm. The Adviser does not dictate to the third-party analytical firm the number of portfolios in a model, the percent that any portfolio represents in a model, or which portfolios may be selected (other than to require exclusion of any portfolio that is expected to be liquidated, merged into another portfolio, or otherwise closed). The Adviser believes that its reliance on the recommendations of an independent third-party analytical firm to develop and update the models (as described above) reduces or eliminates the potential for the Adviser to be influenced by these competing interests, but there can be no assurance of this.
The Adviser and its affiliates are under no contractual obligation to continue this service and has the right to terminate or change the portfolio optimization service at any time.
Portfolio Optimization Plus. With our Portfolio Optimization Plus feature, you may choose to allocate a portion of your Accumulated Value and/or Net Premiums outside of the portfolio optimization model you selected. You may change these allocations at any time, and make transfers as described later in this prospectus under Your Investment Options: Transferring Among Investment Options and Market-timing Restrictions.
While you participate in Portfolio Optimization Plus, only the Net Premium or Accumulated Value allocated to a portfolio optimization model will be automatically reallocated if the model updates, or rebalanced if you elect to have the Accumulated Value in the model periodically rebalanced as described above. You may not use the dollar cost averaging service, portfolio rebalancing service or first year transfer service while you participate in Portfolio Optimization Plus.
There is no charge for using this feature.
The models. Information concerning the portfolio optimization models is described below. These models are available effective May 4, 2007. For more information regarding the portfolio optimization models available until May 4, 2007, see Appendix B. You should review this information carefully before selecting or changing a model.

HOW PREMIUMS WORK

The current asset class exposure and portfolio optimization model allocations shown in the chart below may change over time, based on the periodic review of the models and reallocations which reflect updated recommendations.

Model A Conservative	Model B Moderate-Conservative	Model C Moderate	Model D Moderate-Aggressive	Model E Aggressive

Investor Profile

You are looking for a relatively stable investment and do not tolerate short- term market swings.	Your focus is on keeping pace with inflation and you can tolerate a moderate level of risk.	You want the opportunity for long-term moderate growth.	You want an investment that is geared for growth and are willing to accept above average risk.	You are an aggressive investor and can tolerate short-term market swings.
Shorter Investment Time Horizon < --------------------------------------------------------------------------------- > Longer Investment Time Horizon Investor Objective

Primarily preservation of capital	Moderate growth	Steady growth in asset values	Moderately high growth in asset values	High growth in asset values

Risk Characteristics

There may be some losses in the values of the investment as asset values fluctuate.	There may be some losses in the values of the investment from year to year.	There will probably be some losses in the values of the underlying investments from year to year.

		Fluctuations in value should be less than those of the overall stock markets.	Some of these might be large, but the overall fluctuations in asset values should be less than those of the U.S. stock market.
Lower Risk < ------------------------------------------------------------------------------------- > Higher Risk Asset Class Target Exposure

	Model A	Model B	Model C	Model D	Model E

Cash	6%	3%	4%	4%	4%

Bonds	71	53	35	17	—

Domestic Stocks	18	32	44	56	66

International Stocks	5	12	17	23	30

Portfolio Optimization Model Target Allocations as of May 4, 2007

	Model A	Model B	Model C	Model D	Model E

Small-Cap Growth	—	1%	1%	2%	3%

International Value	3%	6	6	9	11

International Small-Cap	—	2	2	3	4

Equity Index	—	—	2	2	2

Small-Cap Index	—	—	2	2	6

Diversified Research	2	3	3	3	3

American Funds® Growth-Income	—	—	4	5	7

American Funds® Growth	—	2	2	4	5

Large-Cap Value	4	5	6	6	7

Short Duration Bond	11	8	4	2	—

Floating Rate Loan	8	5	3	—	—

Diversified Bond	14	10	6	3	—

Growth LT	—	—	2	3	3

Mid-Cap Value	5	6	8	12	11

Large-Cap Growth	—	—	2	2	2

International Large-Cap	2	3	5	7	10

Small-Cap Value	—	2	2	—	—

Main Street® Core	5	7	5	5	3

Emerging Markets	—	—	3	4	5

Managed Bond	19	15	11	4	—

Inflation Managed	18	14	11	8	—

Money Market	2	—	—	—	—

High Yield Bond	4	3	2	—	—

Comstock	3	6	6	6	8

Mid-Cap Growth	—	2	2	3	3

Real Estate	—	—	—	3	5

Small-Cap Equity	—	—	—	2	2

Less Volatile < ---------------------------------------------------------------- > More Volatile

YOUR POLICY’S ACCUMULATED VALUE
Accumulated Value is the value of your Policy on any Business Day. It is used as the basis for determining Policy benefits and charges.
We use it to calculate how much money is available to you for loans and withdrawals, and how much you’ll receive if you surrender your Policy. It also affects the amount of the Death Benefit if you choose a Death Benefit Option that’s calculated using Accumulated Value.
The Accumulated Value of your Policy is not guaranteed – it depends on the performance of the Investment Options you’ve chosen, the premium payments you’ve made, Policy charges and how much you’ve borrowed or withdrawn from the Policy.
Calculating Your Policy’s Accumulated Value
Your Policy’s Accumulated Value is the total amount allocated to the Variable Investment Options and the Fixed Options, plus the amount in the Loan Account. Please see Withdrawals, Surrenders and Loans: Taking Out a Loan for information about loans and the Loan Account.
We determine the value allocated to the Variable Investment Options on any Business Day by multiplying the number of accumulation units for each Variable Investment Option credited to your Policy on that day, by the Variable Investment Option’s unit value at the end of that day. The process we use to calculate unit values for the Variable Investment Options is described in Your Investment Options.
Monthly Deductions
We deduct a monthly charge from your Policy’s Accumulated Value. If there is not enough Accumulated Value to pay the monthly charge, your Policy could lapse. The performance of the Investment Options you choose, not making planned premium payments, or taking out a withdrawal or a loan all affect the Accumulated Value of your Policy. You’ll find a discussion about when your Policy might lapse, and what you can do to reinstate it, later in this section.
Unless you tell us otherwise, we deduct the monthly charge from the Investment Options that make up your Policy’s Accumulated Value, in proportion to the Accumulated Value you have in each Investment Option. This charge is made up of four charges:

•	cost of insurance

•	administrative charge

•	mortality and expense risk charge

•	charges for optional Riders
Cost of insurance
This charge is for providing you with life insurance protection. Like other Policy charges, we may profit from the cost of insurance charge and may use these profits for any lawful purpose such as the payment of distribution and administrative expenses.
We deduct a cost of insurance charge based on the cost of insurance rate for your Policy’s initial Face Amount and for each increase you make to the Face Amount.
There are maximum or guaranteed cost of insurance rates associated with your Policy. These rates are shown in your Policy Specifications pages.
The guaranteed rates include the insurance risks associated with insuring one person. They are calculated using 1980 Commissioners Standard Ordinary Mortality Tables or the 1980 Commissioners Ordinary Mortality Table B, which are used for unisex cost of insurance rates. The rates are also based on the Age, gender and Risk Class of the Insured unless unisex rates are required. Unisex rates are used when a Policy is owned by an employer in connection with employment-related or benefit programs.

YOUR POLICY’S ACCUMULATED VALUE

Our current cost of insurance rates are based on the Age, Risk Class, smoking status and gender (unless unisex rates are required) of the Insured. These rates generally increase as the Insured’s Age increases, and they vary with the number of years the Policy has been In Force. Our current rates are lower than the guaranteed rates and they will not exceed the guaranteed rates in the future.
Guaranteed period
We’ll guarantee our current cost of insurance rates for five years.
If you increase the Face Amount, the cost of insurance rates associated with the increase will have a five-year guaranteed period. This will be effective on the day of the increase.

How we calculate cost of insurance
We calculate cost of insurance by multiplying the current cost of insurance rate by a discounted Net Amount At Risk at the beginning of each Policy month.
The discounted Net Amount At Risk used in the cost of insurance calculation is the difference between a discounted Death Benefit that would be payable if the Insured died and the Accumulated Value of your Policy at the beginning of the Policy month before the monthly charge is due.
First, we calculate the total Net Amount At Risk for your Policy in two steps:

•	Step 1: we divide the Death Benefit that would be payable at the beginning of the Policy month by 1.002466.

•	Step 2: we subtract your Policy’s Accumulated Value at the beginning of the Policy month from the amount we calculated in step 1.
Next, we allocate the Net Amount At Risk in proportion to the Face Amount of the base Policy, any optional Annual Renewable Term Rider, and each increase that’s In Force as of your Monthly Payment Date.
We then multiply the amount of each allocated Net Amount At Risk by the cost of insurance rate for each segment of coverage. The sum of these amounts is your cost of insurance charge.
Premiums, Net Premiums, Policy fees and charges, withdrawals, investment performance and fees and expenses of the underlying portfolios may affect your Net Amount At Risk, depending on the Death Benefit Option you choose or if your Death Benefit under the Policy is the Guideline Minimum Death Benefit.

Administrative charge
We deduct a charge of $7.50 a month to help cover the costs of administering and maintaining our Policies. We guarantee that this charge will not increase.
Mortality and expense risk charge
Mortality risk is the chance that the people insured by policies we’ve issued do not live as long as expected. This means the cost of insurance charges specified in the policies may not be enough to pay out actual claims.
Expense risk is the chance that our actual administrative and operating expenses are more than expenses we expected.

The mortality and expense risk charge helps compensate us for these risks. It has two components, which are described in the following box. We guarantee this charge will not increase.

How we calculate the mortality and expense risk charge
The mortality and expense risk charge has two separate charges:

•	M&E risk face amount charge We deduct a face amount charge every month during the first 10 Policy Years, at a rate that is based on the Age of the Insured on the Policy Date and on a face amount component factor per $1,000 of the initial Face Amount of your Policy.

If you increase the Face Amount, each increase will have a corresponding face amount charge related to the amount of the increase. We’ll specify these charges in a supplemental schedule of benefits at the time of the increase. We’ll apply each charge for 10 years from the day of the increase. If you decrease the Face Amount, the charge will remain the same.

•	M&E risk asset charge We deduct a risk asset charge every month.

During Policy Years 1 through 10, we charge an annual rate of 0.75% (0.000625 monthly), of the first $25,000 of your Policy’s Accumulated Value in the Variable Investment Options, plus an annual rate of 0.35% (0.000292 monthly), of the Accumulated Value in the Variable Investment Options that exceeds $25,000.

During Policy Years 11 and thereafter, we charge an annual rate of 0.45% (0.0375% monthly) on the first $25,000 of your Policy’s Accumulated Value in the Variable Investment Options plus an annual rate of 0.05% (0.0042% monthly) of the Accumulated Value in the Variable Investment Options that exceeds $25,000.

For the purposes of this charge, the amount of Accumulated Value is calculated on the Monthly Payment Date before we deduct the monthly charge, but after we deduct any Policy Debt or allocate any new Net Premiums, withdrawals or loans.

An example

For a Policy that insures a male non-smoker who is Age 45 when the Policy is issued, with:

•	a Face Amount of $350,000

•	Accumulated Value of $30,000 in the Variable Investment Options after deducting any Policy Debt.
The monthly charge for the M&E risk face amount charge is:

•	$44.45 (($350,000 ÷ 1,000) × 0.127).
The monthly charge for the M&E risk asset charge is $17.09 in Policy Years 1 through 10 (($25,000 × 0.0625%) plus ($5,000 × 0.0292%)).
The monthly charge for the M&E risk asset charge is $9.58 in Policy Year 11 and thereafter (($25,000 × 0.0375%) plus ($5,000 × 0.0042%)).

Charges for optional riders
If you add any Riders to your Policy, we add any charges for them to your monthly charge.
Lapsing and Reinstatement
There is no guarantee that your Policy will not lapse even if you pay your planned periodic premium. Your Policy will lapse if there is not enough Accumulated Value, after subtracting any Policy Debt, to cover the monthly charge on the day we make the deduction. Your Policy’s Accumulated Value is affected by the following:

•	loans or withdrawals you make from your Policy

•	not making planned premium payments

•	the performance of your Investment Options

•	charges under the Policy.
If there is not enough Accumulated Value to pay the total monthly charge, we deduct the amount that’s available and send you, and anyone you’ve assigned your Policy to, a notice telling you the amount to pay to keep your Policy In Force. This amount is based on the sum of the monthly charges not deducted plus three times the monthly charges due when this insufficiency occurred, adjusted to add premium load. However, the minimum amount you must pay to keep your Policy In Force is equal to three times the monthly charge that was due on the Monthly Payment Date when there was not enough Accumulated Value to pay the charge, plus premium load. For more information regarding payment due to keep your Policy In Force, please contact our life insurance operations center.
We’ll give you a grace period of 61 days from the date we send the notice to pay sufficient premium to keep your Policy In Force. Your Policy will remain In Force during the grace period.

YOUR POLICY’S ACCUMULATED VALUE

If you do not make the minimum payment
If we do not receive your payment within the grace period, your Policy will lapse with no value. This means we’ll end your life insurance coverage.
If you make the minimum payment
If we receive your payment within the grace period, we’ll allocate your Net Premium to the Investment Options you’ve chosen and deduct the monthly charge from your Investment Options in proportion to the Accumulated Value you have in each Investment Option.
If your Policy is in danger of lapsing and you have Policy Debt, you may find that making the minimum payment would cause the total premiums paid to exceed the maximum amount for your Policy’s Face Amount under tax laws. In that situation, we will not accept the portion of your payment that would exceed the maximum amount. To stop your Policy lapsing, you’ll have to repay a portion of your Policy Debt.
Remember to tell us if your payment is a premium payment. Otherwise, we’ll treat it as a loan repayment.
How to avoid future lapsing
To stop your Policy from lapsing in the future, you may want to make larger or more frequent premium payments if tax laws permit it. Or if you have a loan, you may want to repay a portion of it.
Paying Death Benefit Proceeds during the grace period
If the Insured dies during the grace period, we’ll pay Death Benefit Proceeds to your Beneficiary. We’ll reduce the payment by any unpaid monthly charges and any Policy Debt.
Reinstating a lapsed Policy
If your Policy lapses, you have five years from the end of the grace period, but before the Maturity Date, to apply for a reinstatement. We’ll reinstate it if you send us the following:

•	a written application

•	evidence satisfactory to us that the Insured is still insurable

•	a premium payment sufficient to:

•	cover all unpaid monthly charges that were due in the grace period, and

•	keep your Policy In Force for three months after the day your Policy is reinstated.
We’ll reinstate your Policy as of the first Monthly Payment Date on or after the day we approve the reinstatement. When we reinstate your Policy, its Accumulated Value will be the same as it was on the day your Policy lapsed. We’ll allocate the Accumulated Value according to your most recent premium allocation instructions.
Reinstating a lapsed Policy with Policy Debt
If you had Policy Debt when your Policy lapsed, we will not pay or credit interest on it during the period between the lapsing and reinstatement of your Policy. There are special rules that apply to reinstating a Policy with Policy Debt:

•	If we reinstate your Policy on the first Monthly Payment Date that immediately follows the lapse, we’ll also reinstate the Policy Debt that was outstanding the day your Policy lapsed.

•	If we reinstate your Policy on any Monthly Payment Date other than the Monthly Payment Date that immediately follows the lapse, we’ll deduct the Policy Debt from your Policy’s Accumulated Value. This means you will no longer have Policy Debt when your Policy is reinstated.

YOUR INVESTMENT OPTIONS
This section tells you about the Investment Options available under your Policy and how they work.
We put your Net Premium in our General Account and Separate Account. We own the assets in our accounts and allocate your Net Premiums, less any charges, to the Investment Options you’ve chosen. Amounts allocated to the Fixed Options are held in our General Account. Amounts allocated to the Variable Investment Options are held in our Separate Account. You’ll find information about when we allocate Net Premiums to your Investment Options in How Premiums Work.
You choose your initial Investment Options on your application. If you choose more than one Investment Option, you must tell us the dollar amount or percentage you want to allocate to each Investment Option. You can change your premium allocation instructions at any time.
You can change your premium allocation instructions by writing or sending a fax. If we have your completed telephone and electronic authorization on file, you can call us at 1-888-595-6997 or submit a request electronically. Or you can ask your registered representative to contact us. You’ll find more information regarding telephone and electronic instructions in Pacific Select Exec II - NY Basics.
The Investment Options you choose, and how they perform, will affect your Policy’s Accumulated Value and may affect the Death Benefit. Please review the Investment Options carefully and ask your registered representative to help you choose the right ones for your goals and tolerance for risk. Make sure you understand any costs you may pay directly and indirectly on your Investment Options because they will affect the value of your Policy.
Variable Investment Options
You can choose from a selection of Variable Investment Options. Each Variable Investment Option is set up as a Variable Account under our Separate Account and invests in a corresponding portfolio of the Pacific Select Fund, the BlackRock Variable Series Funds, Inc., the Fidelity Variable Insurance Products Funds (“Fidelity VIP Funds”), the Janus Aspen Series, the Lazard Retirement Series, Inc., the Legg Mason Partners Variable Equity Trust, the MFS Variable Insurance Trust, the Premier VIT, the T. Rowe Price Equity Series, Inc., the Van Eck World Insurance Trust and the XTF Advisors Trust. Each portfolio invests in different securities and has its own investment goals, strategies and risks. The value of each portfolio will fluctuate with the value of the investments it holds, and returns are not guaranteed. Your Policy’s Accumulated Value will fluctuate depending on the Investment Options you’ve chosen. You bear the investment risk of any Variable Investment Options you choose.
Pacific Life Fund Advisors LLC is the investment adviser for the Pacific Select Fund. They oversee the management of all the Pacific Select Fund’s portfolios, and manage two of the portfolios directly. They retain other portfolio managers to manage the other portfolios.
BlackRock Advisors, LLC is the investment adviser of the BlackRock Variable Series Funds, Inc. and has retained various sub-advisors for the portfolios available under your Policy.
Fidelity Management & Research Company is the manager of the Fidelity Variable Insurance Products Funds. They retain other portfolio managers to manage the portfolios of the Fidelity VIP Funds available under your Policy.
Janus Capital Management LLC is the investment adviser of the Janus Aspen Series. For the portfolios available under your Policy, they manage two of the portfolios directly, and have retained a sub-adviser for one portfolio.
Lazard Asset Management LLC is the investment manager of the Lazard Retirement Series, Inc. and manages the portfolio available under your Policy directly.
Legg Mason Partners Fund Adviser, LLC is the investment manager of the Legg Mason Partners Variable Equity Trust and has retained a sub-advisor to manage the portfolios available under your Policy.
Massachusetts Financial Services Company is the investment adviser of the MFS Variable Insurance Trust and manages the portfolios available under your Policy directly.
OpCap Advisors LLC is the investment adviser of the Premier VIT, and has retained a sub-adviser to manage the portfolio available under your Policy.
T. Rowe Price Associates, Inc. is the investment manager of the T. Rowe Price Equity Series, Inc. and manages the portfolios available under your Policy directly.

YOUR INVESTMENT OPTIONS

Van Eck Associates Corporation is the investment adviser of the Van Eck Worldwide Insurance Trust and manages the portfolio available under your Policy directly.
XTF Advisors LLC is the investment adviser of the XTF Advisors Trust and manages the portfolios available under your Policy directly.
PL&A is not responsible for the operation of the underlying Funds or any of their portfolios. We also are not responsible for ensuring that the underlying Funds and their portfolios comply with any laws that apply.
The following chart is a summary of the Fund portfolios. You’ll find detailed descriptions of the portfolios in each Fund prospectus that accompanies this prospectus. There’s no guarantee that a portfolio will achieve its investment objective. You should read each Fund prospectus carefully before investing.

PACIFIC SELECT FUND PORTFOLIO	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

Small-Cap Growth (formerly called Fasciano Small Equity)	Capital appreciation.	Equity securities of small, fast growing companies.	Fred Alger Management, Inc.

International Value	Long-term capital appreciation.	Equity securities of relatively large non- U.S. companies believed to be undervalued.	AllianceBernstein L.P.

International Small-Cap	Long-term growth of capital.	Equity securities of non-U.S. companies with small market capitalizations.	Batterymarch Financial Management, Inc.

Equity Index	Investment results that correspond to the total return of common stocks publicly traded in the U.S.	Equity securities of companies that are included in or representative of the S&P 500 Index® (including derivatives).	BlackRock Investment Management, LLC

Small-Cap Index	Investment results that correspond to the total return of an index of small-capitalization companies.	Equity securities of small companies that are included in or representative of the Russell 2000 Index (including derivatives).	BlackRock Investment Management, LLC

Diversified Research	Long-term growth of capital.	Equity securities of companies located in the U.S., or whose principal markets are in the U.S.	Capital Guardian Trust Company

Equity	Capital appreciation. (Current income is of secondary importance.)	Equity securities of growth-oriented companies located in the U.S., or whose principal markets are in the U.S.	Capital Guardian Trust Company

American Funds Growth-Income	Long-term growth of capital and income.	A master fund that invests in equity securities of both U.S. and non-U.S. companies of any size and other securities which demonstrate the potential for appreciation and/or dividends.	Capital Research and Management Company (adviser to the Master Growth- Income Fund)

American Funds Growth	Long-term growth of capital.	A master fund that invests in equity securities of both U.S. and non-U.S. companies of any size that appear to offer superior opportunities for growth of capital.	Capital Research and Management Company (adviser to the Master Growth Fund)

Large-Cap Value	Long-term growth of capital. (Current income is of secondary importance.)	Equity securities of large U.S. companies.	ClearBridge Advisors, LLC

Technology	Long-term growth of capital.	Equity securities in the technology sector.	Columbia Management Advisors, LLC

Short Duration Bond	Current income. (Capital appreciation is of secondary importance.)	High quality fixed income securities with an average portfolio duration not likely to exceed 3 years.	Goldman Sachs Asset Management, L.P.

Floating Rate Loan	High level of current income.	Interests in floating rate senior loans.	Highland Capital Management, L.P.

Diversified Bond	Maximize total return consistent with prudent investment management.	Fixed income securities of varying qualities and terms to maturity of both U.S. and non-U.S. companies and derivatives relating to such securities or related indices.	J.P. Morgan Investment Management, Inc.

Growth LT	Long-term growth of capital.	Equity securities of companies of any size.	Janus Capital Management LLC

Focused 30	Long-term growth of capital.	U.S. and foreign equity securities selected for their growth potential.	Janus Capital Management LLC

YOUR INVESTMENT OPTIONS

PACIFIC SELECT FUND PORTFOLIO	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

Health Sciences	Long-term growth of capital.	Equity securities of companies in the health sciences sector.	Jennison Associates LLC

Mid-Cap Value	Capital appreciation.	Equity securities of medium-sized U.S. companies believed to be undervalued.	Lazard Asset Management LLC

Large-Cap Growth	Long-term growth of capital. (Current income is of secondary importance.)	Equity securities of large companies with the potential for long-term growth of capital.	Loomis, Sayles & Company, L.P.

International Large-Cap	Long-term growth of capital.	Equity securities of companies with large market capitalizations located outside the U.S.	MFS Investment Management

Small-Cap Value	Long-term growth of capital.	Equity securities of small companies believed to be undervalued.	NFJ Investment Group L.P.

Multi-Strategy	High total return.	A mix of equity and fixed income securities.	OppenheimerFunds, Inc.

Main Street Core	Long-term growth of capital and income.	Equity securities of large U.S. companies.	OppenheimerFunds, Inc.

Emerging Markets	Long-term growth of capital.	Equity securities of companies that are located in countries generally regarded as “emerging market” countries.	OppenheimerFunds, Inc.

Managed Bond	Maximize total return consistent with prudent investment management.	Medium and high-quality fixed income securities with varying terms to maturity, and derivatives relating to such securities or related indices.	Pacific Investment Management Company LLC

Inflation Managed	Maximize total return consistent with prudent investment management.	Fixed income securities of varying maturities with a focus on inflation-indexed bonds, and forward contracts and derivatives relating to such securities.	Pacific Investment Management Company LLC

Money Market	Current income consistent with preservation of capital.	Highest quality money market instruments believed to have limited credit risk.	Pacific Life Fund Advisors LLC

High Yield Bond	High level of current income.	Fixed income securities with lower and medium-quality credit ratings and intermediate to long terms to maturity.	Pacific Life Fund Advisors LLC

Comstock	Long-term growth of capital.	Equity securities with the potential for long- term growth of capital and income.	Van Kampen

Mid-Cap Growth	Long-term growth of capital.	Equity securities of medium-sized companies believed to have above-average growth potential.	Van Kampen

Real Estate	Current income and long-term capital appreciation.	Equity securities of companies principally engaged in the U.S. real estate industry, including REITs and real estate operating companies (REOCs).	Van Kampen

Small-Cap Equity (formerly called VN Small-Cap Value)	Long-term growth of capital.	Equity securities of small companies believed to be undervalued.	Vaughan Nelson Investment Management, L.P.

BLACKROCK VARIABLE SERIES FUNDS, INC.	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

BlackRock Basic Value V.I. Fund Class III	Capital appreciation. (Income is of secondary importance.)	Equity securities believed to be undervalued.	BlackRock Advisors, LLC

BlackRock Global Allocation V.I. Fund Class III	High total investment return.	A mix of U.S. and foreign equity, debt and money market securities	BlackRock Advisors, LLC

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

Fidelity VIP Contrafund® Portfolio Service Class 2	Long-term capital appreciation.	Equity securities of companies whose value is believed not fully recognized by the public.	FMR Co., Inc.

Fidelity VIP Growth Portfolio Service Class 2	Capital appreciation.	Equity securities of companies believed to have above-average growth potential.	FMR Co., Inc.

Fidelity VIP Mid Cap Portfolio Service Class 2	Long-term growth of capital.	Equity securities primarily of companies with medium market capitalization.	FMR Co., Inc.

Fidelity VIP Value Strategies Portfolio Service Class 2	Capital appreciation.	Equity securities of companies believed to be undervalued in the marketplace.	FMR Co., Inc.

JANUS ASPEN SERIES	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

International Growth Service Class	Long-term growth of capital.	Securities of issuers from countries outside the United States.	Janus Capital Management LLC

Mid-Cap Growth Service Class	Long-term growth of capital.	Equity securities of mid-sized companies.	Janus Capital Management LLC

Risk-Managed Core Fund Service Class	Long-term growth of capital.	Equity securities of companies that are included in or representative of the S&P 500 Index®.	Janus Capital Management LLC

LAZARD RETIREMENT SERIES, INC.	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

US Strategic Equity	Long-term capital appreciation.	Equity securities, principally common stocks.	Lazard Asset Management LLC

LEGG MASON PARTNERS VARIABLE EQUITY TRUST	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

Legg Mason Partners Variable Aggressive Growth Portfolio – Class II	Capital appreciation.	Common stocks of companies believed to be experiencing, or will experience, above average growth of earnings.	Legg Mason Partners Fund Adviser, LLC

Legg Mason Partners Variable Mid Cap Core Portfolio – Class II	Long-term growth of capital.	Equity securities or investments with similar characteristics of medium sized companies.	Legg Mason Partners Fund Adviser, LLC

YOUR INVESTMENT OPTIONS

MFS VARIABLE INSURANCE TRUST	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

MFS New Discovery Series Service Class	Capital appreciation.	Equity securities of companies believed to have above average earnings growth potential.	Massachusetts Financial Services Company

MFS Utilities Series Service Class	Total return.	Securities of issuers in the utilities industry[1].	Massachusetts Financial Services Company

PREMIER VIT	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

OpCap Small Cap Portfolio	Capital appreciation.	Equity securities of companies with market capitalization of less than $2.2 billion at time of purchase.	OpCap Advisors LLC

T. ROWE PRICE EQUITY SERIES, INC.	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

T. Rowe Price Blue Chip Growth Portfolio – II	Long-term capital growth. (Current income is a secondary objective.)	Common stocks of well-established large and medium-sized companies with the potential for above-average earnings increases	T. Rowe Price Associates, Inc.

T. Rowe Price Equity Income Portfolio – II	Substantial dividend income and long-term capital growth.	Common stocks of established companies. In selecting such stocks, the Fund emphasizes companies that appear to be temporarily undervalued by various measures, such as price/earnings (P/E) rations.	T. Rowe Price Associates, Inc.

VAN ECK WORLDWIDE INSURANCE TRUST	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

Van Eck Worldwide Hard Assets Fund	Long-term capital appreciation. (Income is a secondary consideration.)	A mix of U.S. and foreign hard asset[2] securities	Van Eck Associates Corporation

XTF ADVISORS TRUST	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

ETF 2010 Portfolio	Combination of capital appreciation, preservation of capital and income generation.	ETFs[3] in an asset allocation blend of equity, debt, government and real estate issuers.	XTF Advisors LLC

ETF 2015 Portfolio	Combination of capital appreciation, preservation of capital and income generation.	ETFs in an asset allocation blend of equity, debt, government and real estate issuers.	XTF Advisors LLC

ETF 2020 Portfolio	Combination of capital appreciation, preservation of capital and income generation.	ETFs in an asset allocation blend of equity, debt, government and real estate issuers.	XTF Advisors LLC

ETF 2025 Portfolio	Combination of capital appreciation, preservation of capital and income generation.	ETFs in an asset allocation blend of equity, debt, government and real estate issuers.	XTF Advisors LLC

ETF 2030 Portfolio	Combination of capital appreciation, preservation of capital and income generation.	ETFs in an asset allocation blend of equity, debt, government and real estate issuers.	XTF Advisors LLC

ETF 2040+ Portfolio	Combination of capital appreciation, preservation of capital and income generation.	ETFs in an asset allocation blend of equity, debt, government and real estate issuers.	XTF Advisors LLC

[1]	Issuers in the utilities industry include issuers engaged in the manufacture, production, generation, transmission, sale or distribution of electric, gas or other types of energy, water or other sanitary services; and issuers engaged in telecommunications, including telephone, cellular telephone, telegraph, satellite, microwave, cable television, and other communications media (but not engaged in public broadcasting).

[2]	Hard asset securities are stocks, bonds and other securities of companies that derive at least 50% of their revenues from exploration, development, production, distribution or facilitation of processes relating to: a) precious metals, b) natural resources, c) real estate and d) commodities. In addition, hard asset securities shall include any derivative securities the present value of which are based upon hard asset securities and/or hard asset commodities.

[3]	An ETF (Exchange Traded Fund) is a fund that seeks to track performance of an index.
Calculating unit values
When you choose a Variable Investment Option, we credit your Policy with accumulation units. The number of units we credit equals the amount we’ve allocated divided by the unit value of the Variable Account. Similarly, the number of accumulation units in your Policy will be reduced when you make a transfer, withdrawal or loan from a Variable Investment Option, and when your monthly charges are deducted.

An example
You ask us to allocate $6,000 to the Inflation Managed Investment Option on a Business Day. At the end of that day, the unit value of the Variable Account is $15. We’ll credit your Policy with 400 units ($6,000 divided by $15).

The value of an accumulation unit is the basis for all financial transactions relating to the Variable Investment Options. The value of an accumulation unit is not the same as the value of a share in the underlying portfolio. We calculate the unit value for each Variable Account once every Business Day, usually at or about 4:00 p.m. Eastern time.
Generally, for any transaction, we’ll use the next unit value calculated after we receive your Written Request. If we receive your Written Request before the time of the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time, on a Business Day, we’ll use the unit value calculated as of the end of that Business Day. If we receive your request at or after the time of the close of the New York Stock Exchange on a Business Day, we’ll use the unit value calculated as of the end of the next Business Day.
If a scheduled transaction falls on a day that is not a Business Day, we’ll process it as of the end of the next Business Day. For your monthly charge, we’ll use the unit value calculated on your Monthly Payment Date. If your Monthly Payment Date does not fall on a Business Day, we’ll use the unit value calculated as of the end of the next Business Day. For information about timing of transactions, see Pacific Select Exec II - NY Basics.
The unit value calculation is based on the following:

•	the investment performance of the underlying portfolio

•	any dividends or distributions paid by the underlying portfolio

•	any charges for any taxes that are, or may become, associated with the operation of the Variable Account.
The unit value of a Variable Account will change with the value of its corresponding portfolio. Changes in the unit value of a Variable Account will not change the number of accumulation units credited to your Policy.
Fees and expenses paid by the Funds
Each Fund pays advisory fees and other expenses. These are deducted from the assets of the Fund’s portfolios and may vary from year to year. They are not fixed and are not part of the terms of your Policy. You’ll find more about Fund fees and expenses in Fee Tables and in each Fund’s prospectus. If you choose a Variable Investment Option, these fees and expenses affect you indirectly because they reduce portfolio returns. Each Fund is governed by its own Board of Trustees or Board of Directors.
The SEC recently approved a rule change which will require the Boards of Trustees/ Directors of mutual funds to determine whether a redemption fee (not to exceed 2%) or other trading (transfer) restrictions should be imposed. A redemption fee is a fee that would be charged by and paid to the Fund (not to PL&A). In the event the Board of Trustees/Directors of any underlying Funds imposes such fees or limitations, we will pass them on to you.
Fixed Options
You can also choose from two Fixed Options: the Fixed Account and the Fixed LT Account. The Fixed Options provide a guaranteed minimum annual rate of interest. The amounts allocated to the Fixed Options are held in our General Account. We have contracted with Pacific Life to manage our General Account assets, subject to investment policies, objectives, directions and guidelines established by our Board.
Here are some things you need to know about the Fixed Options:

•	Accumulated Value allocated to the Fixed Options earns interest on a daily basis, using a 365-day year. Our minimum annual interest rate is 3% during the first 10 Policy Years, and 3.3% thereafter.

•	We may offer a higher annual interest rate on the Fixed Options. If we do, we’ll guarantee the higher rate until your next Policy Anniversary.

•	If we offer a higher annual interest rate on a Fixed Option, we may also pay additional interest on Accumulated Value in excess of $25,000 in that Fixed Option. Ask your registered representative for current interest rates.

YOUR INVESTMENT OPTIONS

•	There are no investment risks or direct charges. Policy charges still apply.

•	There are limitations on when and how much you can transfer from the Fixed Options. These limitations are described below, in Transferring Among Investment Options. It may take several Policy Years to transfer your Accumulated Value out of either of the Fixed Options.

•	We may place a limit of $1,000,000 on amounts allocated to the Fixed Options in any 12-month period. This includes allocations of Net Premium, transfers, and loan repayments for all PL&A policies you own. Any allocations in excess of $1,000,000 will be allocated to your other Investment Options according to your most recent instructions. We may increase the $1,000,000 limit at any time at our sole discretion. To find out if a higher limit is in effect, ask your registered representative or contact us.
Transferring Among Investment Options and Market-timing Restrictions
Transfers
You can transfer among your Investment Options any time during the life of your Policy without triggering any current income tax. If your state requires us to refund your premiums when you exercise your Free Look Right, you can make transfers and use transfer programs only after the Free Look Transfer Date. Your transfer of Accumulated Value on the Free Look Transfer Date does not count as a transfer for purpose of applying the limitations described in this section. You can make transfers by writing to us, by making a telephone or electronic transfer, or by signing up for one of our automatic transfer services. You’ll find more information about making telephone and electronic transfers in Pacific Select Exec II - NY Basics.
Transfers will normally be effective as of the end of the Business Day we receive your written, telephone or electronic request.
Here are some things you need to know about making transfers:

•	Transfers are limited to 25 for each calendar year.

•	If you have used all 25 transfers available to you in a calendar year, you may no longer make transfers between the Investment Options until the start of the next calendar year. However, you may make one (1) transfer of all or a portion of your Policy’s Accumulated Value remaining in the Variable Investment Options into the Money Market Investment Option prior to the start of the next calendar year.

•	You may only make two (2) transfers in any calendar month to or from each of the following Investment Options: American Funds Growth-Income, American Funds Growth, Fidelity VIP Contrafund® Service Class 2, Fidelity VIP Growth Service Class 2, Fidelity VIP Mid Cap Service Class 2 and Fidelity VIP Value Strategies Service Class 2.

•	Additionally, only two (2) transfers in any calendar month may involve any of the following Investment Options: International Value, International Small-Cap, International Large-Cap, Emerging Markets, BlackRock Global Allocation V.I. Fund Class III, International Growth Service Class or Van Eck Worldwide Hard Assets Fund.

•	For the purpose of applying the limitations, multiple transfers that occur on the same day are considered one (1) transfer. Transfers into the Loan Account, a transfer of Accumulated Value from the Loan Account into your Investment Options following a loan payment, or transfers that occur as a result of the dollar cost averaging service, the portfolio rebalancing service, the first year transfer service or an approved asset allocation service are excluded from the limitation. Also, allocations of premium payments are not subject to these limitations.

•	Transfers to or from a Variable Investment Option cannot be made before the seventh calendar day following the last transfer to or from the same Variable Investment Option. If the seventh calendar day is not a Business Day, then a transfer may not occur until the next Business Day. The day of the last transfer is not considered a calendar day for purposes of meeting this requirement. For example, if you make a transfer into the Diversified Research Variable Investment Option on Monday, you may not make any transfers to or from that Variable Investment Option before the following Monday. Transfers to or from the Money Market Variable Investment Option are excluded from this limitation.

•	There is no minimum amount required if you’re making transfers between Variable Investment Options.

•	You can make transfers from the Variable Investment Options to the Fixed Options only in the Policy Month right before each Policy Anniversary.

•	You can make one transfer in any 12-month period from each Fixed Option, except if you’ve signed up for the first year transfer service (see Transfer Services later in this section). Such transfers are limited to:

•	$5,000 or 25% of your Policy’s Accumulated Value in the Fixed Account

•	$5,000 or 10% of your Policy’s Accumulated Value in the Fixed LT Account

The restrictions for transfers from the Fixed LT Account are temporarily waived during the first Policy Year. You will be permitted to transfer any amount out of the Fixed LT Account at any time during the first twelve Policy months, subject to the transfer limitations described in this section called Transfers. We reserve the right to discontinue this waiver at any time. However, if the waiver is in effect on the date you sign the application for your Policy, the waiver on transfer restrictions will remain in effect for your first Policy Year.

We reserve the right, in our sole discretion, to waive the transfer restrictions on the Fixed Options. Please contact us or your registered representative to find out if a waiver is currently in effect.

•	Currently, there is no charge for making a transfer but we may charge you in the future. The maximum fee we will charge for a transfer is $25 per transfer in excess of 12 per Policy Year.

•	There is no minimum required value for the Investment Option you’re transferring to or from.

•	You cannot make a transfer if your Policy is in the grace period and is in danger of lapsing.

•	We can restrict or suspend transfers.

•	We will send you written notice if we refuse or delay your transfer request.

•	We have the right to impose limits on transfer amounts, the value of the Investment Options you’re transferring to or from, or impose further limits on the number and frequency of transfers you can make. Any policy we establish with regard to the exercise of any of these rights will be applied uniformly to all Policy Owners.
There are no exceptions to the above transfer limitations in the absence of an error by us, a substitution of Investment Options, or reorganization of underlying portfolios or other extraordinary circumstances.
Market-timing restrictions
The Policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the Policy. Such frequent trading can disrupt management of the underlying portfolios and raise expenses. The transfer limitations set forth above are intended to reduce frequent trading. In addition, we monitor certain large transaction activity in an attempt to detect trading that may be disruptive to the portfolios. In the event transfer activity is found to be disruptive, certain future subsequent transfers by such Policy Owners, or by a registered representative or other party acting on behalf of one or more Policy Owners, will require preclearance. Frequent trading and large transactions that are disruptive to portfolio management can have an adverse effect on portfolio performance and therefore your Policy’s performance. Such trading may also cause dilution in the value of the Investment Options held by long-term Policy Owners. While these issues can occur in connection with any of the underlying portfolios, portfolios holding securities that are subject to market pricing inefficiencies are more susceptible to abuse. For example, portfolios holding international securities may be more susceptible to time-zone arbitrage which seeks to take advantage of pricing discrepancies occurring between the time of the closing of the market on which the security is traded and the time of pricing of the portfolios.
Our policies and procedures which limit the number and frequency of transfers and which may impose preclearance requirements on certain large transactions are applied uniformly to all Policy Owners. However, there is a risk that these policies and procedures will not detect all potentially disruptive activity or will otherwise prove ineffective in whole or in part. Further, we and our affiliates make available to our variable life insurance policy owners and variable annuity contract owners underlying Funds not affiliated with us. We are unable to monitor or restrict the trading activity with respect to shares of such Funds not sold in connection with our contracts. In the event the Board of Trustees/Directors of any underlying Fund imposes a redemption fee or trading (transfers) limitations, we will pass them on to you.

YOUR INVESTMENT OPTIONS

We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions on behalf of multiple Policy Owners. Such restrictions could include:

•	not accepting transfer instructions from an agent acting on behalf of more than one Policy Owner, and

•	not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one Policy Owner at a time.
We further reserve the right to impose, without prior notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other policy owners.
Transfer Services
We offer three services that allow you to make automatic transfers of Accumulated Value from one Investment Option to another. Under the dollar cost averaging and portfolio rebalancing services, you can transfer among the Variable Investment Options. Under the first year transfer service, you can make transfers from the Fixed Account to the Fixed LT Account and the Variable Investment Options.
You may only participate in one transfer service at any time. We have the right to discontinue, modify or suspend any of these transfer services at any time.
Detailed information regarding each transfer service appears in the SAI.
Dollar cost averaging
Our dollar cost averaging service allows you to make scheduled transfers of $50 or more between Variable Investment Options. It does not allow you to make transfers to or from either of the Fixed Options. We process transfers as of the end of the Business Day on your Policy’s monthly, quarterly, semi-annual or annual anniversary, depending on the interval you choose. You must have at least $5,000 in a Variable Investment Option to start the service.
Since the value of accumulation units can change, more units are credited for a scheduled transfer when unit values are lower, and fewer units when unit values are higher. This allows you to average the cost of investments over time. Investing this way does not guarantee profits or prevent losses.
We will not charge you for the dollar cost averaging service or for transfers made under this service, even if we decide to charge you in the future for transfers outside of the service, except if we have to by law.
Portfolio rebalancing
As the value of the underlying portfolios changes, the value of the allocations to the Variable Investment Options will also change. The portfolio rebalancing service automatically transfers your Policy’s Accumulated Value among the Variable Investment Options according to your original percentage allocations.
Because the portfolio rebalancing service matches your original percentage allocations, we may transfer money from an Investment Option with relatively higher returns to one with relatively lower returns.
We do not charge for the portfolio rebalancing service and we do not currently charge for transfers made under this service.
First year transfer
Our first year transfer service allows you to make monthly transfers during the first Policy Year from the Fixed Account to the Variable Investment Options or the Fixed LT Account. It does not allow you to transfer among Variable Investment Options. You enroll in the service when you apply for your Policy and include specific details on your application.
This service allows you to average the cost of investments over your first Policy Year. Investing this way does not guarantee profits or prevent losses.
We do not charge for the first year transfer service and we do not currently charge for transfers made under this service.

WITHDRAWALS, SURRENDERS AND LOANS
You can take out all or part of your Policy’s Accumulated Value while your Policy is In Force by making withdrawals or surrendering your Policy. You can take out a loan from us using your Policy as security. You can also use your Policy’s loan and withdrawal features to supplement your income, for example, during retirement.
Making a withdrawal, taking out a loan or surrendering your Policy can change your Policy’s tax status, generate taxable income, or make your Policy more susceptible to lapsing. Be sure to plan carefully before using these Policy benefits.
If you withdraw a larger amount than you’ve paid into your Policy, your withdrawal may be considered taxable income.
For more information on the tax treatment of withdrawals or loans, or in the event you surrender your Policy, see Variable Life Insurance and Your Taxes.
Making Withdrawals
You can withdraw part of your Policy’s Net Cash Surrender Value starting on your Policy’s first anniversary. Here’s how it works:

•	You must send us a Written Request that’s signed by all Owners.

•	Each withdrawal must be at least $500, and the Net Cash Surrender Value of your Policy after the withdrawal must be at least $500.

•	If your Policy has existing Policy Debt, the maximum withdrawal you can take is the Cash Surrender Value just before the withdrawal, less the Policy Debt divided by 90%.

•	We will not accept your request to make a withdrawal if it will cause your Policy to become a Modified Endowment Contract, unless you’ve told us in writing that you want your Policy to become a Modified Endowment Contract.

•	We may charge you $25 for each withdrawal you make.

•	You can choose to receive your withdrawal in a lump sum or use it to buy an income benefit. Please see the discussion about income benefits in General Information About Your Policy.

•	If you do not tell us which Investment Options to take the withdrawal from, we’ll deduct the withdrawal and the withdrawal charge from all of your Investment Options in proportion to the Accumulated Value you have in each Investment Option.

•	The Accumulated Value, Cash Surrender Value and Net Cash Surrender Value of your Policy will be reduced by the amount of each withdrawal.

•	If the Insured dies after you’ve sent a withdrawal request to us, but before we’ve made the withdrawal, we’ll deduct the amount of the withdrawal from any Death Benefit Proceeds owing.
How withdrawals affect your policy’s death benefit
Making a withdrawal will affect your Policy’s Death Benefit in the following ways:

•	If your Policy’s Death Benefit does not equal the Guideline Minimum Death Benefit, the Death Benefit will decrease by the amount of your withdrawal.

•	If your Policy’s Death Benefit equals the Guideline Minimum Death Benefit, the Death Benefit may decrease by more than the amount of your withdrawal.
How withdrawals affect your policy’s face amount
If you’ve chosen Death Benefit Option B or Option C, making a withdrawal does not reduce your Policy’s Face Amount.
If you’ve chosen Death Benefit Option A, a withdrawal may reduce your Policy’s Face Amount during each of the first 15 Policy Years, you can make one withdrawal of up to 10% of the total premium payments you’ve made without reducing your Policy’s Face Amount. If you withdraw a larger amount, or make additional withdrawals, the Face Amount will be reduced by the amount, if any, by which the Face Amount exceeds the result of the Death Benefit immediately before the withdrawal minus the amount of the withdrawal.

WITHDRAWALS, SURRENDERS AND LOANS

An example

Policy Year	Premium paid	Total premium paid	Available withdrawal[1]

1	$10,000	$10,000	$1,000
2	$10,000	$20,000	$2,000
3	$20,000	$40,000	$4,000
4	$20,000	$60,000	$6,000
5	$10,000	$70,000	$7,000
6	0	$70,000	$7,000

1	Amount of withdrawal that can be taken without reducing your Policy’s Face Amount if you have Death Benefit Option A.

Taking Out a Loan
You can borrow money from us any time while your Policy is In Force. The minimum amount you can borrow is $200. The maximum amount available to borrow is less than 100% of your Accumulated Value.
Taking out a loan will affect the growth of your Policy’s Accumulated Value, and may affect the Death Benefit.
You may request a loan either by sending us a request in writing, over the telephone or electronically. You’ll find more information about requesting a loan by telephone or electronically in Pacific Select Exec II - NY Basics.
When you borrow money from us, we use your Policy’s Accumulated Value as security. You pay interest on the amount you borrow. The Accumulated Value set aside to secure your loan also earns interest. Here’s how it works:

•	To secure the loan, we transfer an amount equal to the amount you’re borrowing from your Accumulated Value in the Investment Options to the Loan Account. We’ll transfer this amount from your Investment Options in proportion to the Accumulated Value you have in each Investment Option, unless you tell us otherwise.

•	Interest owing on the amount you’ve borrowed accrues daily at an annual rate of 3.55%. Interest that has accrued during the Policy Year is due on your Policy Anniversary. If you do not pay the interest when it’s due, we’ll add it to the amount of your loan and begin accruing interest on it from the day it was due. We’ll also transfer an amount equal to the interest that was due, from your Policy’s Accumulated Value to the Loan Account. We’ll transfer this amount from your Investment Options in proportion to the Accumulated Value you have in each Investment Option.

•	The amount in the Loan Account earns interest daily at an annual rate of at least 3% during the first 10 Policy Years, and 3.3% thereafter. On your Policy Anniversary, we transfer the interest that has been credited to the Loan Account proportionately to your Investment Options according to your most recent allocation instructions.

•	We currently intend to credit interest on the amount in the Loan Account at an annual rate of 3.55% in Policy Year 6 and thereafter. We can decrease the rate credited if we believe the change is needed to ensure that your Policy loan is not treated as a taxable distribution under federal income tax laws, or under any applicable ruling, regulation, or court decision. We will not decrease the annual rate to less than 3% during the first 10 Policy Years, and 3.3% thereafter on the amount in the Loan Account.
How much you can borrow
You can borrow up to the larger of the following amounts:

•	90% of the Accumulated Value, less any Policy Debt and less any surrender charges that would apply if you surrendered your Policy on the day you took out the loan, or

•	the result of a × (b ÷ c) - d where:

a =	the Accumulated Value of your Policy less any surrender charges that would have applied if you surrendered your Policy on the day you took out the loan, and less 12 times the most recent monthly charge
 b = 1.03 during Policy Years 1 through 10, and 1.033 during Policy Year 11 and thereafter
 c = 1.0355
 d = any Policy Debt.

An example of how much you can borrow
For a Policy in Policy Year 5 with:

•	Accumulated Value of $100,000

•	Policy Debt of $60,000

•	a most recent monthly charge of $225
If the Policy is in Policy Year 1 through 10 and the surrender charge is $5,000 on the day the loan is taken, the maximum amount you can borrow is the greater of:
$25,000
((90% × $100,000) - $60,000 - $5,000)
or
$31,809.75
(a × (b ÷ c)) - d, where:
a = $92,300 ($100,000 - $5,000 - (12 × $225))
b = 1.03
c = 1.0355
d = $60,000
If the Policy is in Policy Year 11 or thereafter, and there has been no increase in Face Amount, the surrender charge is $0 and the maximum amount you can borrow is the greater of:
$30,000
(90% × $100,000) - $60,000 - $0)
or
$37,065.04
(a × (b ÷ c)) - d, where:
a = $97,300 ($100,000 - $0 - ($12 × $225))
b = 1.033
c = 1.0355
d = $60,000

Paying off your loan
You can pay off all or part of the loan any time while your Policy is In Force. Unless you tell us otherwise, we’ll generally transfer any loan payments you make proportionately to your Investment Options according to your most recent allocation instructions. We may, however, first transfer any loan payments you make to the Fixed Options, up to the amount originally transferred from the Fixed Options to the Loan Account. We’ll then transfer any excess amount to your Variable Investment Options according to your most recent allocation instructions.
While you have Policy Debt, we’ll treat any money you send us as a loan repayment unless you tell us otherwise in writing.
You can make monthly loan payments using our Electronic Funds Transfer Plan. Here’s how it works:

•	You authorize us to withdraw a specified amount from your checking account, savings account or money market account each month by completing an Electronic Funds Transfer Form. Please contact us or your registered representative for a copy of this form.

•	You can choose any day between the 4th and 28th of the month for us to make the withdrawal.

•	Loan payments made by the Electronic Funds Transfer Plan must be at least $50.
What happens if you do not pay off your loan
If you do not pay off your loan, we’ll deduct the amount in the Loan Account, including any interest you owe, from one of the following:

•	the Death Benefit Proceeds before we pay them to your Beneficiary

•	the Cash Surrender Value if you surrender your Policy

•	the Accumulated Value if your Policy matures

•	the amount we refund if you exercise your Free Look Right.

WITHDRAWALS, SURRENDERS AND LOANS

Taking out a loan, whether or not you repay it, will have a permanent effect on the value of your policy. For example, while your Policy’s Accumulated Value is held in the Loan Account, it will miss out on the potential earnings available through the Variable Investment Options. The amount of interest you earn on the Loan Account may be less than the amount of interest you would have earned from the Fixed Options. These could lower your Policy’s Accumulated Value, which could reduce the amount of the Death Benefit.
When a loan is outstanding, the amount in the Loan Account is not available to help pay for any Policy charges. If, after deducting your Policy Debt, there is not enough Accumulated Value in your Policy to cover the Policy charges, your Policy could lapse. You may need to make additional premium payments or loan repayments to prevent your Policy from lapsing.
Your Policy Debt could result in taxable income if you surrender your Policy, if your Policy lapses, or if your Policy is a Modified Endowment Contract. You should talk to your tax advisor before taking out a loan under your Policy. See Taxation of distributions in Variable Life Insurance and Your Taxes.
Ways to Use Your Policy’s Loan and Withdrawal Features
You can use your Policy’s loan and withdrawal features to supplement your income, for example, during retirement. If you’re interested in using your life insurance Policy to supplement your retirement income, please contact us for more information.
Setting up an income stream may not be suitable for all Policy Owners.
Here are some things you should consider when setting up an income stream:

•	the rate of return you expect to earn on your Investment Options

•	how long you would like to receive regular income

•	the amount of Accumulated Value you want to maintain in your Policy.
You can ask your registered representative for Illustrations showing how Policy charges may affect existing Accumulated Value and how future withdrawals and loans may affect the Accumulated Value and Death Benefit. You can also ask for accompanying charts and graphs that compare results from various retirement strategies.
Understanding the risks
Using your Policy to supplement your income does not change your rights or our obligations under the Policy. The terms for loans and withdrawals described in this prospectus remain the same. It’s important to understand the risks that are involved in using your Policy’s loan and withdrawal features. Use of these features may increase the chance of your Policy lapsing.
You should consult with your financial adviser and carefully consider how much you can withdraw and borrow from your Policy each year to set up your income stream.
Automated Income Option
Our automated income option (“AIO”) program allows you to make scheduled withdrawals or loans. Your Policy is eligible after the 7th Policy Anniversary. To begin the program, you must have a minimum Net Cash Surrender Value of $50,000, and your Policy must not qualify as a Modified Endowment Contract.
You request participation in the AIO program and specify your AIO preferences by sending us an AIO Request Form. If you wish to do so, contact your registered representative for an AIO Request Form.
There is no fee to participate in the AIO program. The $25 fee for withdrawals under the AIO program is currently waived.
Withdrawals and loans may reduce Policy values and benefits. They may also increase your risk of lapse. In order to minimize the risk of lapse, you should not take additional loans or withdrawals while you are in the AIO program.
Distributions under the AIO program may result in tax liability. Please consult your tax advisor. For more information, see Variable Life Insurance and Your Taxes.
You may discontinue participation in the AIO program at any time by sending a Written Request to us.
Detailed information appears in the SAI.

Surrendering Your Policy
You can surrender or cash in your Policy at any time while the Insured is alive.
Here are some things you need to know about surrendering your Policy:

•	You must send us your Policy and a Written Request.

•	We’ll send you the Policy’s Net Cash Surrender Value. You can choose to receive your money in a lump sum or use it to buy an income benefit. Please see the discussion about income benefits in General Information About Your Policy.

•	If you surrender your Policy during the first 10 Policy Years, we’ll deduct a surrender charge.

•	Your Policy has a surrender charge and maximum surrender charge, based on the Age and Risk Class of the Insured, and each $1,000 of initial Face Amount.

•	The amount of the surrender charge does not change during the first Policy Year. Starting on the first Policy Anniversary, we reduce the charge by 0.9259% each month until it reaches zero at the end of 10 Policy Years.

•	The amount of the surrender charge will never exceed the maximum surrender charge. The maximum surrender charge is level for the first 10 Policy Years, and reduces to $0 thereafter.

•	There’s no surrender charge on the initial Face Amount after 10 Policy Years.

•	We guarantee the surrender charge rates will not increase.

•	If you increase your Policy’s Face Amount, each increase has a surrender charge and maximum surrender charge, based on the amount of the increase, for 10 years.

•	If you decrease the Face Amount, the decrease will not affect your Policy’s surrender charge or maximum surrender charge.

•	Please refer to the SAI for more information regarding calculation of the surrender charge.
Benefits at Maturity
If the Insured is living on your Maturity Date, we will pay you an endowment benefit equal to your Accumulated Value, less any Policy Debt.
Payment of your endowment benefit will usually be made within 7 days of your Policy Anniversary. Payments may be postponed in certain circumstances. See Pacific Select Exec II - NY Basics: Timing of Payments, Forms and Requests.

GENERAL INFORMATION ABOUT YOUR POLICY
This section tells you some additional things you should know about your Policy.
Income Benefit
If you surrender or make a withdrawal from your Policy, or your Policy matures, you can use the money to buy an income benefit that provides a monthly income. Your Policy’s Beneficiary can use Death Benefit Proceeds to buy an income benefit. In addition to the income benefit described below, you can choose from other income benefits we may make available from time to time.
The following is one income benefit available under the Pacific Select Exec II - NY Policy:

•	The income benefit is based on the life of the person receiving the income. If the Policy Owner is buying the income benefit, monthly income will be based on the Owner’s life. If the Policy’s Beneficiary buys the income benefit, monthly income will be based on the Beneficiary’s life.

•	We’ll pay a monthly income for at least 10 years regardless of whether the person receiving the income is still alive.

•	After 10 years, we’ll only pay the monthly income for as long as the person receiving it is still alive.

•	The minimum monthly income benefit calculated must be at least $100.

•	For this income benefit, the amount you receive will always be at least as much as the amount guaranteed by your Policy.
Reduced Paid-Up Benefit
You may use the Net Cash Surrender Value of your Policy to purchase fixed paid-up insurance on the life of the Insured. You may choose to do this on any Policy Anniversary while the Policy is In Force. We guarantee your right to convert your Policy, and we will not require evidence of insurability.
If you convert your Policy, your Policy and any Riders attached to it will terminate and the Net Cash Surrender Value will be transferred to our General Account. Investment Options are not available under the Policy issued when you convert.
The Net Cash Surrender Value will be applied as a Net Single Premium to purchase paid-up insurance. No premium payments will be required or accepted on the converted policy. The amount of such insurance will be calculated based on 1980 Commissioners Standard Ordinary Mortality Tables, 3% interest and on the Age and Risk Class of the Insured. The paid-up policy will not be subject to any surrender charge if you surrender it.
Substituting the Insured
Starting on your Policy’s first anniversary, you can apply to substitute the person Insured by your Policy. You must apply in writing and we must receive satisfactory evidence of insurability of the new insured. You can only add Riders on the new insured if we approve the addition of the Riders. We may charge you a fee of up to $100 when you request to substitute the Insured.
The substitution will become effective on the first Monthly Payment Date after we approve your request. We may have to adjust the Face Amount, Accumulated Value, surrender charge and Policy charges to reflect the substitution. If you substitute the person Insured by the policy, we’ll send you a revised schedule of benefits.
We can refuse your request to substitute if, among other reasons:

•	we would be required to end the Policy in order to comply with new Guideline Premium Limits under tax law

•	we would be required to make distributions from your Policy’s Accumulated Value that are greater than the Net Cash Surrender Value.
Paying the Death Benefit in the Case of Suicide
If the Insured commits suicide within two years of the Policy Date, Death Benefit Proceeds will be the total of all premiums you’ve paid, less any Policy Debt and any withdrawals you’ve made.
If you’ve substituted the Insured and the new insured commits suicide within two years of the day the substitution was made, we’ll calculate Death Benefit Proceeds differently. Death Benefit Proceeds will be limited to the Net Cash Surrender Value of your Policy as of the day the substitution was made, less any increase in any Policy Debt, any withdrawals you’ve made, and any dividends we’ve paid in cash, since the day the substitution was made.

Replacement of Life Insurance or Annuities
The term replacement has a special meaning in the life insurance industry. Before you make a decision to buy, we want you to understand what impact a replacement may have on your existing insurance policy.
A replacement occurs when you buy a new life insurance policy or annuity contract, and a policy or contract you already own has been or will be:

•	lapsed, forfeited, surrendered or partially surrendered, assigned to the replacing insurer, or otherwise terminated

•	converted to reduced paid-up insurance, continued as extended term insurance, or otherwise reduced in value by the use of nonforfeiture benefits or other policy values

•	amended to effect either a reduction in benefits or in the term for which coverage would otherwise remain in force or for which benefits would be paid

•	reissued with any reduction in cash value, or

•	pledged as collateral or subject to borrowing, whether in a single loan or under a schedule of borrowing over a period of time.
There are circumstances when replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. A replacement may affect your plan of insurance in the following ways:

•	You will pay new acquisition costs;

•	You may have to submit to new medical examinations;

•	You may pay increased premiums because of the increased age or changed health of the insured;

•	Claims made in the early policy years may be contested;

•	You may have to pay surrender charges and/or income taxes on your current policy or contract values;

•	Your new policy or contract values may be subject to surrender charges; and

•	If part of a financed purchase, your existing policy or contract values or Death Benefit may be reduced.
You should carefully compare the costs and benefits of your existing policy or contract with those of the new policy or contract to determine whether replacement is in your best interest.
Errors on Your Application
If the Age of the Insured is stated incorrectly on your application, the Death Benefit under your Policy will be the greater of the following:

•	the amount of Death Benefit that would be purchased by the most recent cost of insurance charge for the correct Age or

•	the Guideline Minimum Death Benefit for the correct Age.
We’ll adjust the Accumulated Value by recalculating all previous cost of insurance charges and other monthly deductions based on the correct Age.
Contesting the Validity of Your Policy
We have the right to contest the validity of your Policy for two years from the Policy Date. Once your Policy has been In Force for two years from the Policy Date during the lifetime of the Insured, we generally lose the right to contest its validity.
We also have the right to contest the validity of a Policy that you reinstate for two years from the day that it was reinstated. Once your reinstated Policy has been In Force for two years from the reinstatement date during the lifetime of the Insured, we generally lose the right to contest its validity. During this period, we may contest your Policy only if there is a material misrepresentation on your application for reinstatement.
We have the right to contest the validity of an increase in the Face Amount of a Policy for two years from the day the increase becomes effective. Once the increased Face Amount has been In Force for two years during the lifetime of the Insured, we generally lose the right to contest its validity.

GENERAL INFORMATION ABOUT YOUR POLICY

We also have the right to contest the validity of a Policy if there has been a substitution of Insured. We can contest a Policy’s validity for two years from the day the substitution becomes effective. Once the substitution has been In Force for two years during the lifetime of the new insured, we generally lose the right to contest its validity.
Regardless of the above, we can contest the validity of your Policy for failure to pay premiums at any time. The Policy will terminate upon successful contest with respect to the Insured.
Assigning Your Policy as Collateral
You may assign your Policy as collateral to secure a loan, mortgage, or other kind of debt. An assignment will take place only when we receive and record your signed Collateral Assignment Form. When recorded, the assignment will take effect as of the date the form was signed. Any rights created by the assignment will be subject to any payments made or actions taken by us before we record the change. We will not be responsible for the validity of any assignment. Please contact us for a Collateral Assignment Form if you would like to assign your Policy.
Non-participating
This Policy will not share in any of our surplus earnings.

VARIABLE LIFE INSURANCE AND YOUR TAXES
The tax consequences of owning a Policy or receiving proceeds from it may vary by jurisdiction and according to the circumstances of each Owner or Beneficiary.
The following is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (IRS). It’s based on the Internal Revenue Code (the Tax Code) and does not cover any state or local tax laws. More detailed information appears in the SAI.
We do not know whether the current treatment of life insurance policies under current federal income tax or estate or gift tax laws will continue. We also do not know whether the current interpretations of the laws by the IRS or the courts will remain the same. Future legislation may adversely change the tax treatment of life insurance policies. This may affect the performance and underlying tax assumptions of this Policy, including any Riders. In some cases, these changes could result in a decrease in Policy values or lapse.
We do not make any guarantees about the tax status of your Policy, and you should not consider the discussion that follows to be tax advice. This is not a complete discussion of all federal income tax questions that may arise under a Policy. There are special rules that we do not include here that may apply in certain situations. Speak to a qualified tax adviser for complete information about federal, state and local taxes that may apply to you.
The Policy as Life Insurance
Death benefits from a life insurance policy may be excluded from income under Section 101(a) of the Tax Code.
We believe that the Policy meets the statutory definition of life insurance for federal income tax purposes. That means it will receive the same tax advantages as a conventional fixed life insurance policy. The two main tax advantages are:

•	In general, your Policy’s Beneficiary will not be subject to federal income taxes when he or she receives the Death Benefit Proceeds.

•	You will generally not be taxed on your Policy’s Accumulated Value unless you receive a cash distribution when the Policy matures, or by making a withdrawal, surrendering your Policy, or in some instances, taking a loan from your Policy.
Policy Features and Charges
The tax laws defining life insurance do not cover all policy features. Your Policy may have features that could prevent it from qualifying as life insurance. For example, the tax laws have yet to address:

•	substandard risk policies
•	policies with term insurance on the Insured
•	life insurance policies that continue coverage beyond Age 100, or other advanced ages.
The Tax Code and tax regulations impose limitations on unreasonable mortality and expense charges for purposes of determining whether a policy qualifies as life insurance for federal tax purposes. We can change our mortality charges if we believe the changes are needed to ensure that your Policy qualifies as a life insurance contract.
Diversification rules and ownership of the Separate Account
Your Policy will not qualify for the tax benefit of a life insurance contract unless, among other requirements, the Separate Account follows certain rules requiring diversification of investments underlying the Policy. Section 817(h) of the Tax Code and related Treasury Regulations describe the diversification rules.
For a variable life insurance policy to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. If a contract owner is treated as having control over the underlying assets, the contract owner will be taxed currently on income and gains from the account and in such a case of “investor control” the contract owner would not derive the tax benefits normally associated with variable life insurance.
For more information about diversification rules, please refer to the accompanying prospectus of the Pacific Select Fund prospectus. For more information regarding investor control, please refer to the policy SAI.

VARIABLE LIFE INSURANCE AND YOUR TAXES

Policy Exchanges
Policy exchanges fall under Section 1035(a) of the Tax Code.
If you exchange your Policy for another one that insures the same person, it generally will be treated as a tax-free exchange and, if so, will not result in the recognition of gain or loss. If the person insured by the policy is changed, the exchange will be treated as a taxable exchange.
Change of Ownership
You may have taxable income if you transfer ownership of your Policy, sell your Policy, or change the ownership of it in any way.
Corporate or Employer Owners
There are special tax issues for corporate Owners:

•	Section 101(j) of the Internal Revenue Code generally provides that Death Benefits paid in connection with certain life insurance policies involving an employer will be taxable income. Employer-involved policies issued or materially modified on or after August 18, 2006 may be subject to income tax liability on the Policy’s Death Benefit unless certain requirements and conditions of Internal Revenue Code Section 101(j) are met.
•	Using your Policy to fund deferred compensation arrangements for employees has special tax consequences.

•	Section 59A of the Tax Code deals with the environmental tax. Corporate ownership of a Policy may affect your liability under the alternative minimum tax and the environmental tax.
Please consult your tax adviser for these and other special rules for employer-involved Policies.
Modified Endowment Contracts
Section 7702A of the Tax Code defines conventional life insurance policies. It also defines a class of life insurance policies known as “Modified Endowment Contracts”. If your Policy is a Modified Endowment Contract, any distributions you receive during the life of the Policy are treated less favorably than under conventional life insurance policies. Withdrawals, loans, pledges, assignments and the surrender or maturity of your Policy are all considered distributions and may be subject to tax on an income-first basis and a 10% penalty.
When a Policy becomes a Modified Endowment Contract
A life insurance policy becomes a Modified Endowment Contract if, at any time during the first seven policy years, the sum of actual premiums paid exceeds the seven-pay limit. The seven-pay limit is the cumulative total of the level annual premiums (or seven-pay premiums) required to pay for the policy’s future death and endowment benefits.

An example
For a policy with seven-pay premiums of $1,000 a year, the maximum premiums you could pay during the first seven years to avoid modified endowment treatment would be:

•	$1,000 in the first year

•	$2,000 through the first two years

•	$3,000 through the first three years, etc.

If there is a material change to your Policy, like a change in the Death Benefit, we may have to retest your Policy and restart the seven-pay premium period to determine whether the change has caused the Policy to become a Modified Endowment Contract.
Taxation of Distributions
Tax treatment of distributions from your Policy’s Accumulated Value may be treated differently, depending upon whether your Policy is a Modified Endowment Contract.

CONVENTIONAL LIFE INSURANCE POLICY	MODIFIED ENDOWMENT CONTRACT

Policy maturity

Proceeds are taxed to the extent of the income[1] in your Policy.	Proceeds are taxed to the extent of the income in your Policy.

Surrendering your Policy

Proceeds are taxed to the extent of the income in your Policy.	Proceeds are taxed to the extent of the income in your Policy.

Making a withdrawal

If you make a withdrawal after your Policy has been In Force for 15 years, you’ll only be taxed on the amount you withdraw that exceeds the cost basis in the Policy.	You will be taxed on the amount of the withdrawal that’s considered income, including all previously non-taxed gains.
Special rules apply if you make a withdrawal within the first 15 Policy Years. You may be taxed on all or a portion of the withdrawal amount, and there is a reduction in Policy benefits.

Taking out a loan

You will not pay tax on the loan amount unless your Policy is surrendered, lapses or matures and you have not repaid your Policy Debt.	You will be taxed on the amount of the loan that’s considered income, including all previously non-taxed gains.

[1]	Income is the difference between the Cash Surrender Value and the cost basis in your Policy. The cost basis in your Policy is generally the premiums you’ve paid plus any taxable distributions less any withdrawals or premiums previously recovered that were taxable.
All Modified Endowment Contracts issued to you in a calendar year by us or our affiliates are treated as a single contract when we calculate whether a distribution amount is subject to tax.
10% penalty tax on Modified Endowment Contracts
If any amount you receive from a Modified Endowment Contract is taxable, you may also have to pay a penalty tax equal to 10% of the taxable amount. A taxpayer will not have to pay the penalty tax if any of the following exceptions apply:

•	you’re at least 59 1/2 years old

•	you’re receiving an amount because you’ve become disabled

•	you’re receiving an amount that’s part of a series of substantially equal periodic payments, paid out at least annually. These payments may be made for your life or life expectancy or for the joint lives or joint life expectancies of you and your Beneficiaries.
Distributions before a Policy becomes a Modified Endowment Contract
If your Policy fails the seven-pay test and becomes a Modified Endowment Contract, any amount you receive or are deemed to have received during the two years before it became a Modified Endowment Contract may be taxable. The distribution would be treated as having been made in anticipation of the Policy’s failing to meet the seven-pay test under Treasury Department regulations which are yet to be prescribed.
Loans and corporate-owned policies
If you borrow money to buy or carry certain life insurance policies, tax law provisions may limit the deduction of interest. If the taxpayer is an entity that’s a direct or indirect beneficiary of certain life insurance, endowment or annuity contracts, a portion of the entity’s deductions for loan interest may be disallowed, even though this interest may relate to debt that’s completely unrelated to the contract. There may be a limited exception that applies to contracts issued on 20% owners, officers, directors or employees of the entity. For more information about this exception, you should consult your tax adviser.
Federal Estate Taxes
The current federal estate tax law provides, among other things, for reductions in federal estate tax rates, increases in the exemption amount, and a “repeal” of the federal estate tax in 2010. However, the legislation provides for full reinstatement of the federal estate tax in the year 2011. In addition, there are legislative proposals that would further affect the estate tax. If you are considering the purchase of the Policy to help pay federal estate taxes at death, consult with your tax advisor.

ABOUT PL&A
Pacific Life & Annuity Company is a life insurance company domiciled in Arizona. Our operations include life insurance, annuity and institutional products, and various other insurance products and services. At the end of 2006, we had statutory assets of $1,852 million.
PL&A is authorized to conduct life insurance and annuity business in Arizona, New York and certain other states. Our executive office is located at 700 Newport Center Drive, Newport Beach, California 92660.
How Our Accounts Work
We own the assets in our General Account and our Separate Account. We allocate your Net Premiums to these accounts according to the Investment Options you’ve chosen.
General Account
Our General Account includes all of our assets, except for those held in our separate accounts. We guarantee you an interest rate for up to one year on any amount allocated to the Fixed Options. The rate is reset annually. The Fixed Options are part of our General Account, which we may invest as we wish, according to any laws that apply. We’ll credit the guaranteed rate even if the investments we make earn less. Our ability to pay these guarantees is backed by our strength as a company. We can provide you with reports of our ratings as an insurance company and our ability to pay claims with respect to our General Account assets.
The Fixed Options are not securities, so they do not fall under any securities act. For this reason, the SEC has not reviewed the disclosure in this prospectus about the Fixed Options. However, other federal securities laws may apply to the accuracy and completeness of the disclosure about the Fixed Options.
Separate Account
Amounts allocated to the Variable Investment Options are held in our Separate Account. The assets in this account are kept separate from the assets in our General Account and our other separate accounts, and are protected from our general creditors.
The Separate Account is divided into Variable Accounts. Each Variable Account invests in shares of a designated portfolio of the Pacific Select Fund, the BlackRock Variable Series Funds, Inc., the Fidelity Variable Insurance Products Funds (“Fidelity VIP Funds”), the Janus Aspen Series, the Lazard Retirement Series, Inc., the Legg Mason Partners Variable Equity Trust, the MFS Variable Insurance Trust, the Premier VIT, the T. Rowe Price Equity Series, Inc., the Van Eck World Insurance Trust or the XTF Advisors Trust. We may add Variable Accounts that invest in other portfolios of these Funds or in other securities.
We’re the legal owner of the assets in the Separate Account, and pay its operating expenses. We do not hold ourselves out to be trustees of the Separate Account assets. The Separate Account is operated only for our variable life insurance policies. PL&A is obligated to pay all amounts promised to Policy Owners under the terms of the Policy. We must keep enough money in the account to pay anticipated obligations under the insurance policies funded by the account, but we can transfer any amount that’s more than these anticipated obligations to our General Account. Some of the money in the Separate Account may include charges we collect from the account and any investment results on those charges.
We cannot charge the assets in the Separate Account attributable to our reserves and other liabilities under the policies funded by the account with any liabilities from our other business.
Similarly, the income, gains or losses, realized or unrealized, of the assets of any Variable Account belong to that Variable Account and are credited to or charged against the assets held in that Variable Account without regard to our other income, gains or losses.
Making changes to the Separate Account
We can add, change or remove any securities that the Separate Account or any Variable Account holds or buys, as long as we comply with the laws that apply.
We can substitute shares of one portfolio with shares of another portfolio or fund if:

•	any portfolio is no longer available for investment; or

•	our management believes that a portfolio is no longer appropriate in view of the purposes of the Policy.
We’ll give you any required notice or receive any required approval from Policy Owners or the SEC before we substitute any shares. We’ll comply with the filing or other procedures established by insurance regulators as required by law.

We can add new Variable Accounts, which may include additional subaccounts of the Separate Account, to serve as Investment Options under the Policies. These may be managed separate accounts or they may invest in a new portfolio of the Funds, or in shares of another investment company or one of its portfolios, or in a suitable investment vehicle with a specified investment objective.
We can add new Variable Accounts when we believe that it’s warranted by marketing needs or investment conditions. We’ll decide on what basis we’ll make new accounts available to existing Policy Owners.
We can also eliminate any of our Variable Accounts if we believe marketing, tax or investment conditions warrant it. We can terminate and liquidate any Variable Account.
If we make any changes to Variable Accounts or substitution of securities, we can make appropriate changes to this Policy or any of our other policies, by appropriate endorsement, to reflect the change or substitution.
We will notify you if there is a material change in the investment policy of a Variable Account. The notice will inform you of your options, including your option to transfer from such Variable Account to the Fixed Account within 60 days after:

•	the effective date of the material change, or

•	the date you receive the notice, whichever is later.
If we believe it’s in the best interests of people holding voting rights under the Policies and we meet any required regulatory approvals we can do the following:

•	operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under securities or other laws

•	register or deregister the Separate Account under securities law

•	combine the Separate Account with one of our other separate accounts or our affiliates’ separate accounts

•	combine one or more Variable Accounts

•	create a committee, board or other group to manage the Separate Account

•	change the classification of any Variable Account.
Taxes we pay
We may be charged for state and local taxes. Currently, we pay these taxes because they are small amounts with respect to the Policy. If these taxes increase significantly, we may deduct them from the Separate Account.
We may charge the Separate Account for any federal, state and local taxes that apply to the Separate Account or to our operations. This could happen if our tax status or the tax treatment of variable life insurance changes.
Voting Rights
We’re the legal owner of the shares of the Funds that are held by the Variable Accounts. We may vote on any matter at shareholder meetings of the Funds. However, we are required by law to vote as you instruct on the shares relating to your allocation in a Variable Investment Option. This is called your voting interest.
Your voting interest is calculated as of a day set by the Board of Trustees or Board of Directors of a Fund, called the record date. Your voting interest equals the Accumulated Value in a Variable Investment Option divided by the net asset value of a share of the corresponding portfolio. Fractional shares are included. If allowed by law, we may change how we calculate your voting interest.
We’ll send you documents from the Fund called proxy materials. They include information about the items you’ll be voting on and forms for you to give us your instructions. We’ll vote shares held in the Separate Account for which we do not receive voting instructions in the same proportion as all other shares in the portfolio held by the Separate Account for which we’ve received timely instructions. If we do not receive any voting instructions for the shares in a separate account, we will vote the shares in the same proportion as the total votes for all of our separate accounts for which we’ve received timely instructions.
We’ll vote shares of any portfolio we hold in our General Account in the same proportion as the total votes for all of our separate accounts, including this Separate Account. We’ll vote shares of any portfolio held by any of our non-insurance affiliates in the same proportion as the total votes for all of our separate accounts and those of our insurance affiliates.
If the law changes to allow it, we can vote as we wish on shares of the portfolios held in the Separate Account.

ABOUT PL&A

When required by state insurance regulatory authorities, we may disregard voting instructions that:

•	would change a portfolio’s investment objective or subclassification

•	would approve or disapprove an investment advisory contract.
We may disregard voting instructions on a change initiated by Policy Owners that would change a portfolio’s investment policy, investment adviser or portfolio manager if:

•	our disapproval is reasonable

•	we determine in good faith that the change would be against state law or otherwise be inappropriate, considering the portfolio’s objectives and purpose, and considering what effect the change would have on us.
If we disregard any voting instructions, we’ll include a summary of the action we took and our reasons for it in the next report to Policy Owners.
Distribution Arrangements
Pacific Select Distributors, Inc. (“PSD”), a broker-dealer and our affiliate, pays various forms of sales compensation to broker-dealers (including other affiliates) that solicit applications for the Policies. PSD also may reimburse other expenses associated with the promotion and solicitation of applications for the Policies.
We offer the Policies for sale through broker-dealers that have entered into selling agreements with PSD. Broker-dealers sell the Policies through their registered representatives who have been appointed by us to sell our products. PSD pays compensation to broker-dealers for the promotion and sale of the Policies. The individual registered representative who sells you a Policy typically will receive a portion of the compensation, under the representative’s own arrangement with his or her broker-dealer.
We may also provide compensation to broker-dealers for providing ongoing service in relation to Policies that have already been purchased.
The compensation and other benefits provided by PSD or its affiliates, may be more or less than the overall compensation on similar or other products. This may influence your registered representative or broker-dealer to present this Policy over other investment options available in the marketplace. You may ask your registered representative about these differing and divergent interests, how he/she is personally compensated and how his/her broker-dealer is compensated for soliciting applications for the Policy.
We may agree to reduce or waive some or all of the Policy charges and/or credit additional amounts under our Policies, for a Policy sold to an eligible person. An eligible person meets criteria established by us, and may include current and retired officers, directors and employees of us and our affiliates, trustees of the Pacific Select Fund, trustees of Pacific Funds, and immediate family members of such persons. We will credit additional amounts to Policies owned by eligible persons if such Policies are purchased directly through PSD. Under such circumstances, eligible persons will not be afforded the benefit of services of any other broker/dealer nor will commissions be payable to any broker/dealer in connection with such purchases. Eligible persons must contact us directly with servicing questions, Policy changes and other matters relating to their Policies. The amount credited to Policies owned by eligible persons will equal the reduction in expenses we enjoy by not incurring brokerage commissions in selling such Policies, with the determination of the expense reduction and of such crediting being made in accordance with our administrative procedures. These credits will be added to an eligible person’s Policy after the Free Look Transfer Date has occurred, or, if premiums are paid using the monthly Electronic Funds Transfer plan, on the first Policy Anniversary.
Portfolio managers of the underlying portfolios available under this Policy may help pay for conferences or meetings sponsored by us or PSD relating to management of the portfolios and our variable life insurance products.
Please refer to the SAI for additional information on distribution arrangements and the conflicts of interest that they may present.
Service Arrangements
We or our affiliates have entered into services agreements in connection with some of the Funds and their investment advisers, subadvisers, distributors and/or their affiliates, and may receive compensation for providing certain services including, but not limited to, customer and support services. Unless otherwise noted, fees for these services are paid monthly and are based on the average daily net assets of shares of each Fund held by the separate accounts and purchased by us at the Policy Owner’s instructions. Because PL&A or its affiliates receive the fees described below, PL&A or its affiliates may be subject to competing interests in making these Funds available as Investment Options under the contracts.

BlackRock Distributors, Inc., principal underwriter of shares of BlackRock Variable Series Funds, pays us, on a quarterly basis, at the annual rate of 0.25% of the average daily net assets of Class III shares of BlackRock Variable Series Funds held by our separate accounts. Fidelity Distributors Corporation (FDC), principal underwriter of shares of Fidelity VIP Funds, pays us at the annual rate of 0.25% of the average aggregate net assets of Service Class 2 shares of Fidelity VIP Funds held by our separate accounts. In addition, FDC pays us, on a quarterly basis, at the annual rate of 0.10% of the average aggregate net assets of Service Class 2 shares of Fidelity VIP Funds held by our separate accounts where the aggregate dollar value of the shares is equal to or less than $350,000,000 during the quarter, plus the annual rate of 0.15% of the average aggregate net assets in excess of $350,000,000 during the quarter. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), transfer agent for Fidelity VIP Funds, pays us, on a quarterly basis, at the annual rate of 0.05% of the average aggregate net assets of Service Class 2 shares of Fidelity VIP Funds held by our separate accounts. Fees paid to us by FIIOC will not exceed $1,000,000 for any calendar quarter. Janus Capital Management LLC, the investment adviser for Janus Aspen Series, pays us at the annual rate of 0.20% of the average monthly value of the Service Class shares of Janus Aspen Series held by our separate accounts. In addition, Janus Distributors LLC, distributor for Janus Aspen Series, pays us at an annual rate of up to 0.25% of the average aggregate monthly value of the Service Class shares of Janus Aspen Series held in our separate accounts. Lazard Asset Management Securities LLC, principal underwriter for the Lazard Retirement Series, Inc., pays us, on a monthly basis, at the annual rate of 0.35% of the average aggregate daily net value of the first $150,000,000 of shares of the Lazard Retirement Series, Inc. portfolios held in our separate accounts, plus the annual rate of 0.40% of the average aggregate daily net value of shares in excess of $150,000,000 held in our separate accounts. Legg Mason Investor Services, LLC, the distributor for Legg Mason Partners Variable Equity Trust, pays us, on a quarterly basis, at the annual rate of 0.35% of the average daily net value of the first $250,000,000 of shares of each portfolio of the Legg Mason Partners Variable Equity Trust held in our separate accounts, plus the annual rate of 0.40% of the average daily net value of shares of each Legg Mason Partners Variable Equity Trust portfolio in excess of $250,000,000 held in our separate accounts. Massachusetts Financial Services Company, the investment adviser to MFS Variable Insurance Trust, pays us, on a quarterly basis, at the annual rate of 0.25% of the aggregate net assets of the Service Class shares of the MFS Variable Insurance Trust held by our separate accounts. OpCap Advisors LLC, the investment adviser for Premier VIT, pays us a quarterly amount that is equal on an annual basis to 0.25% of the average daily net assets on the first $25,000,000 of shares of the Premier VIT held by our separate accounts, plus 0.35% of the average daily net assets of the Premier VIT in excess of $25,000,000 held by our separate accounts. T. Rowe Price Associates, Inc., the investment adviser for T. Rowe Price Equity Series Inc., pays us each month at the annual rate 0.15% of the average aggregate net assets of Class II shares of T. Rowe Price Equity Series, Inc. held by our separate accounts where the aggregate dollar value of the shares exceeds $25,000,000 at all times during that month, and increases to 0.25% of the average aggregate net assets where the aggregate dollar value of the shares exceeds $250,000,000 at all times during that month. In addition, T. Rowe Price Investment Services, Inc., distributor for T. Rowe Price Equity Series Inc., pays us, on a monthly basis, at the annual rate of 0.25% of the average aggregate net asset value of the T. Rowe Price Equity Series, Inc. Class II shares held by our separate accounts. Van Eck Securities Corporation, distributor for Van Eck Worldwide Insurance Trust, pays us an annual rate of 0.35% of the average daily net assets of Van Eck Worldwide Insurance Trust held by our separate accounts. XTF Advisors L.P., the investment adviser for XTF Advisors Trust, pays us an annual fee at the rate of 0.25% of the value of the shares of the XTF Advisors Trust portfolios where the aggregate dollar value of the shares of the portfolios held by our separate accounts is $100,000,000 or less, 0.30% of the value of the shares of the portfolios where the aggregate dollar value of the shares of the portfolios held by our separate accounts is between $101,000,000 to $300,000,000, and 0.35% of the value of the shares of the portfolios where the aggregate dollar value of the shares of the portfolio held by our separate accounts is in excess of $301,000,000.
PSD shall pay American Funds Distributors, Inc. at a rate of 0.16% of premiums up to $1.5 billion, 0.14% of premiums on next $1.5 billion and 0.10% of premiums made in excess, attributable to the Master Funds for certain marketing assistance.
Illustrations
We will provide you with Illustrations based on different sets of assumptions upon your request.

•	Illustrations based on information you give us about the Age of the person to be insured by the Policy, their Risk Class, the Face Amount, the Death Benefit and premium payments.

•	Illustrations that show the allocation of premium payments to specified Variable Accounts. These will reflect the expenses of the portfolio of the Fund in which the Variable Account invests.

•	Illustrations that use a hypothetical gross rate of return up to 12% are available. Illustrations that use a hypothetical gross rate of return greater than 12% are available only to certain large institutional investors.

ABOUT PL&A

You can request such Illustrations at any time. Illustrations may help you understand how your Policy values would vary over time based on different assumptions. You can get one Policy Illustration free of charge per Policy Year. We reserve the right to charge $25 for each additional Illustration.
Lost Policy
If you lose your Policy, you may request a Certificate of Coverage free of charge. If you require a duplicate Policy, we may charge a fee of $50 per duplicate. To request a Certificate of Coverage or a duplicate Policy, please contact us for a Certificate of Insurance/Duplicate Policy Request Form.
Audits of Premiums/loans
You may request us to run a report of premium payments you’ve made or loan transactions under your Policy. If you request us to provide information for a period of more than 2 years from date of request, we may charge you an administrative fee of $25 for this service.
Risk Class Change
If you have a change in Risk Class, such as a change in smoking status or health, you can request us to review your Risk Class. Changing your Risk Class may change the rates used for cost of insurance, mortality and expense risk face amount and surrender charge charges, and may also change the rates on any Riders on your Policy which base charges on Risk Class. We may charge you a fee of $100 at the time you request us to change your Risk Class. If your Policy was issued on or before April 30, 2004, the maximum fee we may charge you is $50 at the time you request us to change your Risk Class.
State Regulation
We’re subject to the laws of the state of Arizona governing insurance companies and to regulations issued by the Commissioner of Insurance of Arizona. In addition, we’re subject to the insurance laws and regulations of the other states and jurisdictions in which we’re licensed or may become licensed to operate.
An annual statement in a prescribed form must be filed with the Commissioner of Insurance of Arizona and with regulatory authorities of other states on or before March 1st in each year. This statement covers our operations for the preceding year and our financial condition as of December 31st of that year. Our affairs are subject to review and examination at any time by the Commissioner of Insurance or his agents, and subject to full examination of our operations at periodic intervals.
Legal Proceedings and Legal Matters
PL&A, the Separate Account, and PSD are not involved in any legal proceedings that would have a material effect on Policy Owners.
Legal matters concerning the issue and sale of the life insurance policies described in this prospectus, our organization and authority to issue the Policies, and matters relating to federal securities laws and federal income tax laws have been passed upon by our counsel.
Registration Statement
We’ve filed a registration statement with the SEC for Pacific Select Exec II - NY, under the Securities Act of 1933. The SEC’s rules allow us to omit some of the information required by the registration statement from this prospectus. You can ask for it from the SEC’s office in Washington, D.C. They may charge you a fee.
Financial Statements
The statements of assets and liabilities of Pacific Select Exec Separate Account as of December 31, 2006, the related statements of operations for the periods presented, the statements of changes in net assets for each of the periods presented, and the financial highlights for each of the periods presented are contained in the SAI.
The statements of financial condition of PL&A as of December 31, 2006 and 2005 and the related statements of operations, stockholders’s equity and cash flows for each of the three years in the period ended December 31, 2006 are contained in the SAI.

APPENDIX A – DEATH BENEFIT PERCENTAGES

Age	Percentage	Age	Percentage	Age	Percentage	Age	Percentage

0-40	250	50	185	60	130	70	115
41	243	51	178	61	128	71	113
42	236	52	171	62	126	72	111
43	229	53	164	63	124	73	109
44	222	54	157	64	122	74	107
45	215	55	150	65	120	75-90	105
46	209	56	146	66	119	91	104
47	203	57	142	67	118	92	103
48	197	58	138	68	117	93	102
49	191	59	134	69	116	>93	101

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APPENDIX B – PORTFOLIO OPTIMIZATION MODELS UNTIL MAY 4, 2007
If you select a portfolio optimization model, until May 4, 2007, your Net Premium payments or Accumulated Value, as applicable, will be allocated to the Investment Options according to the model you select as indicated in the chart below. On May 4, 2007, we will automatically update your model to the portfolio optimization model allocations shown under How Premiums Work: Allocating Your Premiums in this prospectus.

Model A Conservative	Model B Moderate-Conservative	Model C Moderate	Model D Moderate-Aggressive	Model E Aggressive

Investor Profile

You are looking for a relatively stable investment and do not tolerate short- term market swings.	Your focus is on keeping pace with inflation and you can tolerate a moderate level of risk.	You want the opportunity for long-term moderate growth.	You want an investment that is geared for growth and are willing to accept above average risk.	You are an aggressive investor and can tolerate short-term market swings.
Shorter Investment Time Horizon < --------------------------------------------------------------------------------- > Longer Investment Time Horizon Investor Objective

Primarily preservation of capital	Moderate growth	Steady growth in asset values	Moderately high growth in asset values	High growth in asset values

Risk Characteristics

There may be some losses in the values of the investment as asset values fluctuate.	There may be some losses in the values of the investment from year to year.	There will probably be some losses in the values of the underlying investments from year to year.

		Fluctuations in value should be less than those of the overall stock markets.	Some of these might be large, but the overall fluctuations in asset values should be less than those of the U.S. stock market.
Lower Risk < ---------------------------------------------------------------- > Higher Risk Asset Class Target Exposure

	Model A	Model B	Model C	Model D	Model E

Cash	10%	6%	1%	2%	2%

Bonds	67	50	39	18	6

Domestic Stocks	17	32	42	56	61

International Stocks	6	12	18	24	31

Portfolio Optimization Model Target Allocations as of May 5, 2006

	Model A	Model B	Model C	Model D	Model E

International Value	3%	5%	5%	5%	12%

International Small-Cap	—	—	2	3	3

Diversified Research	2	4	4	4	4

American Funds® Growth-Income	—	—	3	5	8

American Funds® Growth	—	2	3	6	8

Short Duration Bond	23	12	8	2	—

Diversified Bond	6	5	3	2	—

Growth LT	—	—	3	3	3

Mid-Cap Value	4	6	8	12	10

Large-Cap Growth	—	5	5	4	4

International Large-Cap	2	6	8	13	13

Equity Index	—	—	2	4	4

Small-Cap Index	—	—	—	2	2

Fasciano Small Equity	—	—	—	2	3

Small-Cap Value	—	2	2	—	—

Main Street® Core	8	7	6	4	2

Emerging Markets	—	—	3	4	4

Managed Bond	17	14	11	3	—

Inflation Managed	16	13	11	6	—

Money Market	8	4	—	—	—

High Yield Bond	5	4	2	—	—

Large-Cap Value	4	5	5	6	6

Comstock	2	4	4	4	4

Mid-Cap Growth	—	2	2	3	3

Real Estate	—	—	—	3	5

VN Small-Cap Value	—	—	—	—	2

	Less Volatile <— — — — — — — — — — — — — — — — — — — — — — — — — — >More Volatile

B-1

PACIFIC SELECT
EXEC II-NY
WHERE TO GO FOR MORE INFORMATION

The Pacific Select Exec II - NY variable life insurance policy is underwritten by Pacific Life & Annuity Company.

You’ll find more information about the Policy and Pacific Select Exec Separate Account in the SAI dated May 1, 2007. The SAI has been filed with the SEC and is considered to be part of this prospectus because it’s incorporated by reference.
You can get a copy of the SAI without charge by calling or writing to us, or you can view it online at our website. You can also contact the SEC to get the SAI, material incorporated into this prospectus by reference, and other information about registrants that file electronically with the SEC. The SEC may charge you a fee for this information.
If you ask us, we’ll provide you with Illustrations of Policy benefits based on different sets of assumptions. Illustrations may help you understand how your Policy’s Death Benefit, Cash Surrender Value and Accumulated Value would vary over time based on different assumptions. You can get one Policy Illustration free of charge per Policy Year by calling or writing to us. We reserve the right to charge $25 for additional Illustrations.

How to Contact Us

Call, e-mail or write to us at:
Pacific Life & Annuity Company
700 Newport Center Drive
P.O. Box 6540
Newport Beach, California 92658-6540
1-888-595-6997
5 a.m. through 5 p.m. Pacific time
www.Pacificlifeandannuity.com
We accept faxes for variable transaction requests (transfers, allocation changes, rebalancing and loans) at:
1-866-398-0467

How to Contact the SEC

You can also find reports and other information about the Policy and Separate Account from the SEC. The SEC may charge you a fee for this information.
Public Reference Section of the Commission
100 “F” Street NE
Washington, D.C. 20549
202-551-8090
Internet: www.sec.gov

NASD Public Disclosure Program

The NASD provides investor protection education through its website and printed materials. The NASD regulation website address is www.nasdr.com. An investor brochure that includes information describing the Public Disclosure program may be obtained from the NASD. The NASD Public Disclosure hotline number is (800) 289-9999. The NASD does not charge a fee for the Public Disclosure program services.

SEC file number 811-09389
333-80825

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2007

PACIFIC SELECT EXEC II - NY

PACIFIC SELECT EXEC SEPARATE ACCOUNT

Pacific Select Exec II-NY is a variable life insurance policy offered by Pacific Life & Annuity Company.

This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the Policy’s prospectus, dated May 1, 2007, which is available without charge upon written or telephone request to PL&A. Terms used in this SAI have the same meanings as in the prospectus, and some additional terms are defined particularly for this SAI. This SAI is incorporated by reference into the Policy’s prospectus.

Pacific Life & Annuity Company

P.O. Box 6540
Newport Beach, CA 92658-6540

1-888-595-6997

i

MORE ON THE OPTIONAL RIDERS

There are seven optional Riders that provide extra benefits. Ask your registered representative for additional information about the Riders available with the Policy. Samples of the provisions for the extra optional benefits are available from us upon Written Request.

Accidental Death Rider

Provides additional insurance coverage when we receive proof that the Insured’s death results directly and independently of all other causes from bodily injuries accidentally sustained, subject to the Rider’s provisions. Death must occur within 120 days of injuries and while the Rider was in effect, subject to satisfactory evidence of insurability. You may purchase the Rider at Policy issue for an Insured between Age 5 through 65. The monthly charge will be shown in your Policy Specifications pages.

The Rider terminates on the earliest of your Written Request, on lapse or termination of the Policy, or when the Insured reaches Age 70.

Annual Renewable Term Rider

Provides term insurance on the Insured and is renewable annually until the Policy terminates. The Rider is available for Insureds Age 80 or younger at the time of Rider issue. You may purchase the Rider at Policy issue or any time while the Policy is In Force, subject to satisfactory evidence of insurability. The Rider modifies the Death Benefit of the Policy to include the Face Amount of the Rider, so that the Death Benefit equals the greater of the Death Benefit as calculated under 1) the Death Benefit Option you choose on the Policy plus the Face Amount of the Rider, or 2) the Guideline Minimum Death Benefit under the Death Benefit Qualification Test you’ve chosen. The amount of coverage can be level or vary every year and may follow any pattern, subject to underwriting approval, to match your need for insurance. Annual increases are scheduled at issue. You may also request unscheduled increases or decreases in Face Amount of the Rider, subject to certain limitations.

The guaranteed monthly cost of insurance rate and monthly M&E expense risk face amount charge will be shown in your Policy Specifications pages. Our current cost of insurance rates for the Rider are lower than the guaranteed rates. The current charge for the M&E expense risk face amount charge is $0.

You may request increases or decreases in Face Amount of the Rider. Each increase will be subject to satisfactory evidence of insurability and will have associated cost of insurance and M&E expense risk face amount charges. Unless you request otherwise, the increase will become effective on the first Monthly Payment Date on or following the date we receive and approve your request. We may deduct an administrative charge not to exceed $100 from your Policy’s Accumulated Value on the effective date of any unscheduled increase. You must send a Written Request if you wish to decrease the Face Amount of this Rider. Decreases will be effective on the first Monthly Payment Date on or following the date the Written Request is received at our Life Insurance Operations Center. Decreases will first be applied against the most recent increase, if any, and then against successively earlier increases, if any, and finally against the original Annual Renewable Term Rider Face Amount.

The Rider will terminate on the earliest of your Written Request, or on lapse or termination of this Policy.

Annual Renewable and Convertible Term Rider

Provides annual renewal term insurance on any member of the Insured’s immediate family who is Age 79 or younger at the time the Rider is issued. You may purchase the Rider at Policy issue or any time while the Policy is In Force. We refer to each person insured under the Rider as a covered person. You have the flexibility to delete a covered person from the Rider, or, with satisfactory evidence of insurability, you may add a covered person. We may deduct an administrative charge not to exceed $100 from your Policy’s Accumulated Value on the effective date of any such addition of a covered person. If you add a covered person at time of Policy issue and the Face Amount of the Rider is greater than $100,000, we may assess a $100 underwriting charge prior to underwriting.

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At any time while the Rider is in effect and before any covered person reaches Age 65, you may convert the Rider to a whole life or any higher premium plan we regularly issue at the time of the conversion. The Rider may also be converted during the first two years it is in effect, regardless of the covered person’s Age. If you convert the Rider, a new policy will be issued on the covered person and coverage under the Rider will terminate.

The guaranteed monthly cost of insurance rates for each covered person will be shown in your Policy Specifications pages. Our current cost of insurance rates for the Rider are lower than the guaranteed rates.

The Rider will terminate on the earliest of your Written Request, on lapse or termination of the Policy, or when the last covered person reaches Age 80.

Children’s Term Rider

Provides term insurance until Age 25 on any child of the Insured, including a natural child, step-child or adopted child. To be eligible for coverage, the Insured must be Age 55 or younger, and the child must be Age 21 or younger at Policy issue and named in the application for this Rider or born or adopted thereafter. Newborn children are covered from 14 days of age. The term insurance under the Rider may be converted for a new policy on each child on the earlier of the child’s 25th birthday or the date the Insured becomes Age 65, as long as the child is still living. If the Insured dies before the conversion date, the term insurance on each child will become paid-up and a separate policy for the paid-up insurance will be issued with the child as owner. For each child, if you convert the Rider, or if paid-up insurance is issued, coverage for that child under the Rider will terminate. The monthly charge will be shown in your Policy Specifications pages.

Disability Benefit Rider

Provides a monthly addition to the Policy’s Accumulated Value when the Insured has a qualifying disability as stated in the Rider provisions, until he or she reaches Age 65. You may purchase the Rider only at Policy issue. The monthly charge for the Rider appears in your Policy Specifications pages.

This Rider is not available if you select a Waiver of Charges Rider.

The Rider will terminate on the earliest of your Written Request, on termination of this Policy, or when the Insured becomes Age 60.

Guaranteed Insurability Rider

Gives the right to buy additional insurance on the life of the Insured on specified dates without proof of insurability. The Rider is available for an Insured who is not in a substandard Risk Class and is Age 37 or younger when the Policy is issued. Subject to certain conditions, you may have some flexibility to change the option dates.

Charges and option dates for this Rider appear in your Policy Specifications pages. To add the additional insurance, we must receive your Written Request within 31 days of the option date for that additional coverage. The increase in Face Amount will take effect on the option date if the Insured is then living. Any option not exercised on its option date will expire.

The Rider will terminate on the earliest of your Written Request, on lapse or termination of the Policy, or 31 days after the last option date.

Waiver of Charges Rider

Waives any monthly cost of insurance charges, administrative charges and M&E risk face amount charges for the Policy, and any monthly cost of any Rider benefits which fall due while the Insured is totally disabled, under the provisions of the Rider. We will not waive any charges that are due more than one year before we receive proof of total disability, or which fall due before the Insured’s Age 5. The monthly charge for the Rider appears in your Policy Specifications pages.

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The Rider is available for Insureds age 55 or younger who are not in a substandard Risk Class. You may purchase the Rider at Policy issue or any time while the Policy is In Force. If you request to purchase the Rider after the Policy is issued we may charge you $100 at the time of your request. If regular evidence of insurability for new life insurance is being submitted, no additional evidence of insurability for a Waiver of Charges Rider is usually needed. If you apply for an increase in Face Amount under an insurability option or conversion option, and if the Waiver of Charges Rider was included in the original coverage, the evidence needed to include the Waiver of Charges Rider on the new insurance is a statement that the Insured is not totally disabled. Except as stated above, satisfactory evidence of insurability is required.

This Rider is not available if you select a Disability Benefit Rider.

The Rider will terminate (without affecting any claim for disability occurring before such termination) on the earliest of your Written Request, on lapse or termination of this Policy, or when the Insured reaches Age 60.

PREMIUM LIMITATIONS

Federal tax law puts limits on the amount of premium payments you can make in relation to your Policy’s Death Benefit. These limits apply in the following situations.

Guideline Premium Limit

If you’ve chosen the Guideline Premium Test as your Death Benefit Qualification Test, the total amount you can pay in premiums and still have your Policy qualify as life insurance is your Policy’s Guideline Premium Limit. The sum of the premiums paid, less any withdrawals, at any time cannot exceed the Guideline Premium Limit, which is the greater of:

•	the guideline single premium or
•	the sum of the guideline level annual premiums.

We may refuse to accept all or part of a premium payment if, by accepting it, you will exceed your Policy’s Guideline Premium Limit. If we find that you’ve exceeded your Guideline Premium Limit, we may remove all or part of a premium you’ve paid from your Policy as of the day we applied it, and return it to you. We’ll adjust the Death Benefit retroactively to that date to reflect the reduction in premium payments.

Your Policy’s guideline single premium and guideline level annual premiums appear on your Policy Specifications Pages. Before you buy a Policy, you can ask us or your registered representative for a personalized Illustration that will show you the guideline single premium and guideline level annual premiums.

Modified Endowment Contract

A life insurance policy will become a Modified Endowment Contract if the sum of premium payments made during the first seven contract years, less a portion of withdrawals, exceeds the seven-pay limit defined in Section 7702A of the Internal Revenue Code. You’ll find a detailed discussion of Modified Endowment Contracts in Variable Life Insurance and Your Taxes in the prospectus.

Unless you’ve told us in writing that you want your Policy to become a Modified Endowment Contract, we’ll remove all or part of the premium payment from your Policy as of the day we applied it and return it to you. We’ll also adjust the Death Benefit retroactively to that date to reflect the reduction in premium payments. If we receive such a premium within 20 days before your Policy Anniversary, we’ll hold it and apply it to your Policy on the Policy Anniversary.

In both of these situations, if we remove an excess premium from your Policy, we’ll return the premium amount to you no later than 60 days after the end of the Policy Year. We may adjust the amount for interest or for changes in Accumulated Value that relate to the amount of the excess premium we’re returning to you.

If we do not return the premium amount to you within that time, we’ll increase your Policy’s Death Benefit retroactively, to the day we applied the premium, and prospectively so that it’s always the amount necessary to

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ensure your Policy qualifies as life insurance, or to prevent it from becoming a Modified Endowment Contract. If we increase your Death Benefit, we’ll adjust cost of insurance or Rider charges retroactively and prospectively to reflect the increase.

Increasing the Net Amount At Risk

An increase in the Net Amount At Risk occurs if the Policy’s Death Benefit is equal to the Guideline Minimum Death Benefit, or would be equal to it once we apply your premium payment. We may choose to accept your premium payment in this situation, but before we do so, we may require satisfactory evidence of the insurability of the Insured.

TRANSFER SERVICES

You may only participate in one transfer service at any time.

Dollar Cost Averaging

Our dollar cost averaging service allows you to make scheduled transfers of $50 or more between Variable Investment Options without paying a transfer fee. Here’s how the service works:

•	You can set up this service at any time while your Policy is In Force.
•	You need to complete a request form to enroll in the service. You may enroll by telephone or electronically if we have your completed telephone and electronic authorization form on file.
•	You must have at least $5,000 in a Variable Investment Option to start the service.
•	We’ll automatically transfer Accumulated Value from one Variable Investment Option to one or more of the other Variable Investment Options you’ve selected.
•	We’ll process transfers as of the end of the Business Day on your Policy’s monthly, quarterly, semi-annual or annual anniversary, depending on the interval you’ve chosen. We will not make the first transfer until after the Free Look Transfer Date in states that require us to return your premiums if you exercise your Free Look Right.
•	We will not charge you for the dollar cost averaging service or for transfers made under this service, even if we decide to charge you in the future for transfers outside of the service, except if we have to by law.
•	We have the right to discontinue, modify or suspend the service at any time.
•	We’ll keep making transfers at the intervals you’ve chosen until one of the following happens:

•	the total amount you’ve asked us to transfer has been transferred
•	there is no more Accumulated Value in the Investment Option you’re transferring from
•	your Policy enters the grace period and is in danger of lapsing
•	we receive your Written Request to cancel the service
•	we discontinue the service.

Portfolio Rebalancing Program

The portfolio rebalancing service automatically transfers your Policy’s Accumulated Value among the Variable Investment Options according to your original percentage allocations. Here’s how the service works:

•	You can set up this service at any time while your Policy is In Force.
•	You enroll in the service by sending us a Written Request or a completed Automatic Rebalancing Form. You may enroll by telephone or electronically if we have your completed telephone and electronic authorization form on file.
•	Your first rebalancing will take place on the Monthly Payment Date you choose. You choose whether we should make transfers quarterly, semi-annually or annually, based on your Policy Date.
•	If you cancel this service, you must wait 30 days to begin it again.

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•	We do not charge for the portfolio rebalancing service, and we do not currently charge for transfers made under this service.
•	We can discontinue, suspend or change the service at any time.

First Year Transfer

Our first year transfer service allows you to make monthly transfers during the first Policy Year from the Fixed Account to the Variable Investment Options or the Fixed LT Account. Here’s how the service works:

•	You enroll in the service when you apply for your Policy and include specific details on your application.
•	You choose a regular amount to be transferred every month for 12 months.
•	We make the first transfer on the day we allocate your first premium to the Investment Options you’ve chosen. Each transfer will be made on the same day every month.
•	If you sign up for this service, we’ll waive the usual transfer limit for the Fixed Account during the first Policy Year.
•	If we make the last transfer during the second Policy Year, we will not count it toward the usual one transfer per year limit for the Fixed Account.
•	If the Accumulated Value in the Fixed Account is less than the amount to be transferred, we’ll transfer the balance and then cancel the service.
•	If there is Accumulated Value remaining in the Fixed Account at the end of the service, our usual rules for the Fixed Account will apply.
•	We do not charge for the first year transfer service, and we do not currently charge for transfers made under this service.

WITHDRAWAL FEATURES

Automated Income Option

Our automated income option (“AIO”) program allows you to make scheduled withdrawals or loans. Here’s how the program works:

•	You can set up the income stream from your Policy on either a monthly or annual basis. Each scheduled income payment must be at least $500 if you choose to receive monthly payments, or $1,000 if you choose annual payments.
•	You may choose to receive either a fixed amount of income or an amount based on a fixed duration. Depending upon your objectives, you may wish to reduce your Face Amount or change your Policy’s Death Benefit Option in order to maximize your income.
•	You choose the scheduled income payment date. You may elect to have your income payments sent either by check or by electronic deposit to a bank account. The effective date of the withdrawal or loan will be the Business Day before any income payment date.
•	If the scheduled income payment date falls on a weekend or holiday, the actual income payment date will be the Business Day before the scheduled income payment date.
•	The withdrawal or loan will be taken from your Policy’s Investment Options in proportion to the Accumulated Value in each Investment Option.

Upon our receipt of your AIO request form, we will run a hypothetical Illustration to determine if your request can be fulfilled, or if any adjustments will be necessary. We use the Illustration to test your Policy for the minimum Net Cash Surrender Value requirement. Your Policy must continue to have an illustrated Net Cash Surrender Value at the maturity date sufficient to meet the minimum Accumulated Value required to allow for payment of Policy charges, including Policy loan interest.

Illustrations generally will be run at an annual gross earnings rate chosen by you, not to exceed 10%. No earnings rate used is a guarantee or indication of actual earnings.

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We will complete an AIO agreement form, and send it and the Illustration to your registered representative for delivery to you. The AIO agreement form will confirm your income payment amount, frequency and duration, and will also confirm your Policy’s cost basis and other information about your elections under the AIO program.

Unless you request otherwise, distributions under the AIO program will be taken first as withdrawals if not taxable, then they will be taken as loans.

Payments under the AIO program will begin as scheduled once we receive your signed AIO agreement form. We will send you a letter confirming the date and amount of the first income payment.

The income payments will usually remain constant during each income period, unless there is insufficient Net Cash Surrender Value to make a payment. The duration of each income period is one year, except that the first income period may differ depending on the following:

•	If the AIO program start date is six months or more from your next Policy Anniversary, the income period will end on the next Policy Anniversary. In this case, the first income period will last at least six months, but not more than one year.
•	If the AIO program start date is less than six months from your next Policy Anniversary, the income period will extend to the following Policy Anniversary. In this case, the first income period will last at least one year, but no more than 18 months.

After the first income period, and each year you remain in the AIO program, we will run an Illustration after each Policy Anniversary. The Illustration will generally be run at a rate chosen by you, not to exceed a gross annual rate of 10%. Your Policy must continue to have an illustrated Net Cash Surrender Value at the maturity date sufficient to meet the minimum Accumulated Value required to allow for payment of Policy charges, including Policy loan interest. There is no charge for Illustrations we run in connection with the AIO program. They do not count toward your one free Illustration per year.

We will send you a letter and the Illustration to notify you of any changes in your income payment amount or duration. The new income payment amount will be effective on the income payment date following the previous income period.

Over time, your Policy’s actual performance, and perhaps your use of the Policy’s options are likely to vary from the assumptions used in the Illustrations. Changes in your Policy’s Investment Option allocations can impact your future values and income you receive. Your Policy may also be susceptible to lapse.

You are responsible to monitor your Policy’s Accumulated Value to ensure your Policy is not in danger of lapsing. You may need to make additional premium payments or loan repayments to prevent your Policy from lapsing. You will not receive a notice to remind you of your scheduled premium payments while you are in the AIO program.

MORE ON POLICY CHARGES

How We Calculate the Surrender Charge

If you surrender your Policy, a surrender charge may be assessed against your Policy’s Accumulated Value. It is based on the Age and Risk Class of the Insured for each $1,000 of the initial Face Amount of your Policy. The amount of the surrender charge assessed on the Policy will be the lesser of the amount calculated using the surrender charge for the Policy, or the maximum surrender charge for the Policy.

The amount of the surrender charge does not change during the first Policy Year. Starting on the first Policy Anniversary, we reduce the charge by 0.9259% each month until it reaches zero at the end of 10 Policy Years.

The maximum surrender charge does not change during the first 10 Policy Years, and then is reduced to zero at the end of the 10th Policy Year. The most we will assess on the initial Face Amount is $32.76 per $1,000 of Face Amount.

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Please refer to your Policy and any supplemental schedule of benefits for maximum surrender charges.

An example

For a Policy:

•	that insures a male non-smoker who is Age 45 when the Policy is issued
•	with an initial Face Amount of $350,000

The surrender charge is:

•	$8,757.00 in the first Policy Year (($350,000 ÷ $1,000) × 25.02)
•	$2,919.16 at the end of the seventh Policy Year ($8,757.00 - ($8,757.00 × .9259% × 72 months))

We will never deduct more than the maximum surrender charge, which is $4,426.10.

Underwriting Methods

We normally use the medical or paramedical method to assign underwriting or insurance Risk Classes, which may require a medical examination. We offer two additional forms of underwriting for executive and employee groups that meet specified multi-life guidelines.

Guaranteed issue may be available where an employer-employee relationship exists and where at least 10 lives will be insured. To be eligible, prospective Insureds must be employed in an occupation or industry we consider an acceptable risk, must be full time employees or executives, and must be actively at work on a continuous basis during the 3-month period preceding application for insurance. Maximum Age for an Insured at Policy issue is usually 65, but may be increased to Age 70 if representing less than 5% of the group of Insureds. Cost of insurance rates distinguish between executive only groups and all-employee groups, instead of on individual underwriting information.

Simplified issue may be offered where the group does not qualify for guaranteed issue. Simplified issue is a process of limited underwriting using a short form application that includes health and avocation questions to be completed by each prospective Insured. We may request additional information, including an attending physician’s statement, but will not require a physical examination. Simplified issue is available to executives only, under similar criteria as guaranteed issue, except for lower participation levels and generally higher death benefits permitted per life. Cost of insurance rates are based on both individual underwriting information and executive class experience.

The current cost of insurance rates are generally higher for Policies issued under the guaranteed issue or simplified issue underwriting methods than for Policies issued under the fully underwritten medical or paramedical underwriting method. Guaranteed cost of insurance charges are not affected.

The guaranteed rates include the insurance risks associated with insuring one person. They are calculated using 1980 Commissioners Standard Ordinary Mortality Tables or the 1980 Commissioners Ordinary Mortality Table B, which are used for unisex cost of insurance rates. The rates are also based on the Age, gender and Risk Class of the Insured unless unisex rates are required.

Ask your registered representative for more detailed information regarding the minimum Face Amount and other requirements for these underwriting methods.

Increases in Face Amount

Net Premiums you pay are allocated to the Accumulated Value in your base Policy and any charges, withdrawals and distributions are subtracted from that Accumulated Value. If you elect Death Benefit Option C, your Death Benefit on the base Policy is your base Policy’s Face Amount plus any premium payments you make and less any withdrawals and distributions.

If you increase the Face Amount of your base Policy, add an Annual Renewable Term Rider and/or Accounting Benefit Rider, and/or increase the Face Amount of such a Rider, we do not change the above

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allocations. Instead, to determine the cost of insurance charge on each coverage component, we discount the total Death Benefit for all coverage components that would have been payable at the beginning of the Policy month and subtract the Accumulated Value in the base Policy at the beginning of the month before the monthly charge is due to determine the total discounted Net Amount At Risk for all coverage components. We then prorate the Net Amount At Risk for each coverage component in the same proportion that the Face Amount of each coverage component bears to the total Face Amount for all coverage component. The discounted Net Amount At Risk for each coverage component is multiplied by the current COI rate for that coverage component.

MORE ON VARIABLE LIFE INSURANCE AND YOUR TAXES

This discussion about taxes is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (IRS). It’s based on the Internal Revenue Code (the Tax Code) and does not cover any state or local tax laws. This is not a complete discussion of all federal income tax questions that may arise under the Policy. There are special rules that we do not include here that may apply in certain situations.

We do not make any guarantees about the tax status of your Policy, and you should not consider the discussion that follows to be tax advice. Speak to a qualified tax adviser for complete information about federal, state and local taxes that may apply to you.

We do not know whether the current treatment of life insurance policies under current federal income tax or estate or gift tax laws will continue. We also do not know whether the current interpretations of the laws by the IRS or the courts will remain the same. Future legislation may adversely change the tax treatment of life insurance policies, other tax consequences described in this discussion and in the Policy prospectus section Variable Life Insurance and Your Taxes or tax consequences that relate directly or indirectly to life insurance policies.

Mortality and Expense Charges

The Tax Code and tax regulations impose limitations on unreasonable mortality and expense charges for purposes of determining whether a policy qualifies as life insurance for federal tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid.

The Treasury Department has issued proposed regulations about reasonable standards for mortality charges. While we believe that our mortality costs and other expenses used in calculating whether the Policy qualifies as life insurance are reasonable under current laws, we cannot be sure that the IRS agrees with us. We can change our mortality charges if we believe the changes are needed to ensure that your Policy qualifies as a life insurance contract.

Investor Control

For a variable life insurance policy to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Under current U.S. tax law, if a contract owner has excessive control over the investments made by a separate account, or the underlying fund, the contract owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of “investor control” the contract owner would not derive the tax benefits normally associated with variable life insurance.

The application of the investor control doctrine is subject to some uncertainty. Generally, according to the IRS, there are two ways that impermissible investor control may exist. The first relates to the design of the Contract or the relationship between the Contract and a separate account or underlying fund. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given variable contract, whether the contract offers access to funds that are available to

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the general public, the number of transfers that a contract owner may make from one investment option to another, and the degree to which a contract owner may select or control particular investments.

With respect to this first aspect of investor control, we believe that the design of our Contracts and the relationship between our contracts and the portfolios satisfy the current view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, we reserve the right to make such changes as we deem necessary or appropriate to reduce the risk that your Policy might not qualify as a life insurance policy for tax purposes.

The second way that impermissible investor control might exist concerns your actions. Under the IRS pronouncements, you may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular portfolio. You may not select or direct the purchase or sale of a particular investment of a portfolio. All investment decisions concerning the portfolios must be made by the portfolio manager for such portfolio in his or her sole and absolute discretion, and not by the contract owner. Furthermore, under the IRS pronouncements, you may not communicate directly or indirectly with such a portfolio manager or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by a portfolio.

Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the variable contract. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax you currently on income and gains from a portfolio such that you would not derive the tax benefits normally associated with variable life insurance. Although highly unlikely, such an event may have an adverse impact on the fund and other variable contracts. We urge you to consult your own tax adviser with respect to the application of the investor control doctrine.

Comparison to Taxable Investments

With respect to taxable investments, current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and on certain “qualifying dividends” on corporate stock. These rate reductions do not apply to corporate taxpayers. A taxpayer will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

These rules mean that for policyholders who are individuals the tax-related advantage of life insurance compared to certain taxable investments is reduced because the tax burden applicable to long-term capital gains and from certain “qualifying dividends” on corporate stock has been reduced.

MORE ON PL&A AND THE POLICIES

How We’re Organized

PL&A was incorporated on September 20, 1982 under the name of Pacific Financial Life Insurance Company. We merged with Pacific Financial Life Insurance Company of Arizona and assumed the name PM Group Life Insurance Company in transferring domicile from California to Arizona, which was completed in 1990. On January 1, 1999, we changed our name to our current name, PL&A.

PL&A is a stockholder owned company. As such, purchasing and owning a PL&A policy does not confer any membership rights nor ownership rights in PL&A or in any other company affiliated with PL&A.

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How policies are administered

Pacific Life Insurance Company administers the policies sold under this prospectus. At the end of 2006, Pacific Life had $192.6 billion of individual life insurance in force and total admitted assets of approximately $86.1 billion.

Pacific Life’s executive office is at 700 Newport Center Drive, Newport Beach, CA 92660.

Distribution arrangements

Pacific Select Distributors, Inc. (PSD), our affiliate, acts as the distributor of the Policies and offers the Policies on a continuous basis. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. PSD is registered as a broker-dealer with the SEC and is a member of NASD. We pay PSD for acting as distributor under a distribution agreement. We and PSD enter into selling agreements with broker-dealers whose registered representatives are authorized by state insurance departments to sell the Policies. The aggregate amount of underwriting commissions paid to PSD with regard to this policy in 2006, 2005 and 2004, was $299,951.89, $188,093.60 and $456,458.95 respectively, of which $0 was retained.

PSD or an affiliate pays various sales compensation to broker-dealers that solicit applications for the Policies. PSD or an affiliate also may provide reimbursement for other expenses associated with the promotion and solicitation of applications for the Policies. Commissions are based on “target” premiums we determine. The commissions we pay vary with the agreement, but the most common schedule of commissions we pay is:

•	63% of premiums paid up to the first target premium in the first Policy Year
•	3% of premiums paid up to the first target premium after the first Policy Year
•	3% of the premiums paid under targets 2-10
•	2% of premiums paid in excess of the 10th target premium.

A target premium is a hypothetical premium that is used only to calculate commissions. It varies with the Death Benefit Option you choose, the Age of the Insured on the Policy Date, and the gender (unless unisex rates are required) and Risk Class of the Insured. A Policy’s target premium will usually be less than, but generally does not exceed 105% of, the Policy’s guideline level premiums for Policies with the Guideline Premium Test. Target premiums for Policies with the Cash Value Accumulation Test are based on a comparable Policy with the Guideline Premium Test. Before you buy a Policy, you can ask us or your registered representative for a personalized Illustration that shows you the guideline annual premium and guideline level premiums.

Your registered representative typically receives a portion of the compensation that is payable to his or her broker-dealer in connection with the Policy, depending on the agreement between your registered representative and his or her firm. PL&A is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your registered representative how he/she will personally be compensated for the transaction.

PSD or an affiliate may pay broker-dealers an annual renewal commission of up to 0.20% of a Policy’s Accumulated Value less any Policy Debt. We calculate the renewal amount monthly and it becomes payable on each Policy Anniversary.

In addition to the commissions described above, we and/or an affiliate may pay expense allowances and additional cash compensation from their own resources in connection with the promotion and solicitation of application for the Policies by some, but not all, broker-dealers. The range of expense allowances and additional cash compensation based on premium payments usually ranges from 27% to 42% of premiums paid in the first Policy Year up to the first target premium. For renewal years, the expense allowances and additional cash compensation can be as high as 11.5% on targets 2 and 3, 1.5% on targets 4-10, and 1% thereafter. Such additional compensation may give PL&A greater access to registered representatives of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your registered representative may serve you better, this additional compensation also may afford PL&A a “preferred” status at the recipient broker-dealer and provide some

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other marketing benefit such as website placement, access to registered representative lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the registered representative market the Policies.

As of December 31, 2006, the following firms have arrangements in effect with PSD pursuant to which the firm is entitled to receive a revenue sharing payment: American International Group, AIM Systems Inc., Advantage Capital Corporation, American General Securities Inc., Axa Advisors LLC, Associated Securities, Benefit Funding Services, Best Practices of America, Commonwealth Financial Network, CMS National Services LLC DBA Succession DBA Succession Capital Alliance Insurance Services LLC, Duerr Financial Corporation, First Choice, First Heartland Securities, First Financial Planners Securities, Financial Network Investment Corp., Financial Service Corp., Geneos Wealth Management, Greenbook Insurance, Linsco Private Ledger, Metropolitan Life, M Financial Holdings Inc., Multi Financial, Mutual Service Corp., Mutual Service Corp. of Texas, National Planning Corp., FFR Insurance Services Inc. DBA Benefit Funding Services LLC, National Financial Partners & National Financial Partners Insurance Services Inc., Ogilvie Securities, Quantum Alliance Financial Corp., Raymond James & Assoc., Raymond James Financial Services, Inc., Royal Alliance, Securities America, Sentra Securities, Sunamerica Securities, United Planners, Walnut Street Securities, Waterstone Financial Group, Inc., and World Group Securities.

We or our affiliates may also pay other override payments, expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset the broker-dealer’s expenses in connection with activities that it is required to perform, such as educating personnel and maintaining records. Registered representatives may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

All of the compensation described in this section, and other compensation or benefits provided by us or our affiliates, may be more or less than the overall compensation on similar or other products and may influence your registered representative or broker-dealer to present this Policy over other investment options. You may ask your registered representative about these differing and divergent interests and how he/she and his/her broker-dealer are compensated for selling the Policy.

We receive “preferred” status at affiliated broker-dealers along with other product vendors that provide similar support. Such affiliated broker dealers, other than PSD, include Associated Securities Corp., Contemporary Financial Solutions, Inc., Mutual Service Corporation, United Planners’ Financial Services of America, M.L. Stern & Co., LLC, Sorrento Pacific Financial, LLC and Waterstone Financial Group. These affiliated broker-dealers and their registered representatives are compensated as described above with premium-based and trail commissions. PSD or its affiliates may also pay other amounts as described above to the affiliated broker-dealers or persons associated with the affiliated broker-dealers. Finally, within certain limits imposed by the NASD, registered representatives who are associated with broker/ dealer firms affiliated with us may qualify for sales incentive programs sponsored by us.

Portfolio managers of the underlying portfolios of Pacific Select Fund available under this Policy may from time to time bear all or a portion of the expenses of conferences or meetings sponsored by PL&A or PSD that are attended by, among others, registered representatives of PSD, who would receive information and/or training regarding the Fund’s portfolios and their management by the portfolio managers in addition to information respecting the variable annuity and/or life insurance products issued by PL&A and its affiliates. Other persons may also attend all or a portion of any such conferences or meetings, including directors, officers and employees of PL&A, officers and trustees of Pacific Select Fund, and spouses/guests of the foregoing. The Pacific Select Fund’s Board of Trustees may hold meetings concurrently with such a conference or meeting. The Pacific Select Fund pays for the expenses of the meetings of its Board of Trustees, including the pro rata share of expenses for attendance by the Trustees at the concurrent conferences or meetings sponsored by PL&A or PSD. Additional expenses and promotional items may be paid for by PL&A and/or portfolio managers. PSD serves as the Pacific Select Fund’s distributor.

11

The Separate Account

The Separate Account was established on September 24, 1998 under Arizona law under the authority of our Board of Directors. It’s registered with the SEC as a type of investment company called a unit investment trust. The SEC does not oversee the administration or investment practices or policies of the Separate Account.

The Separate Account is not the only investor in the Funds. Investments in the Funds by other separate accounts for variable annuity contracts and variable life insurance contracts could cause conflicts. For more information, please see the Statement of Additional Information for the Funds.

Performance

Performance information may appear in advertisements, sales literature, or reports to Policy Owners or prospective buyers.

Information about performance of any Variable Account of the Separate Account reflects only the performance of a hypothetical Policy. The calculations are based on allocating the hypothetical Policy’s Accumulated Value to the Variable Account during a particular time period.

Performance information is no guarantee of how a portfolio or Variable Account will perform in the future. You should keep in mind the investment objectives and policies, characteristics and quality of the portfolio of the Fund in which the Variable Account invests, and the market conditions during the period of time that’s shown.

We may show performance information in any way that’s allowed under the law that applies to it. This may include presenting a change in Accumulated Value due to the performance of one or more Variable Accounts, or as a change in a Policy Owner’s Death Benefit.

We may show performance as a change in Accumulated Value over time or in terms of the average annual compounded rate of return on Accumulated Value. This would be based on allocating premium payments for a hypothetical Policy to a particular Variable Account over certain periods of time, including one year, or from the day the Variable Account started operating. If a portfolio has existed for longer than its corresponding Variable Account, we may also show the hypothetical returns that the Variable Account would have achieved had it invested in the portfolio from the day the portfolio started operating.

Performance may reflect the deduction of all Policy charges including premium load, the cost of insurance, the administrative charge, and the mortality and expense risk charge. The different Death Benefit Options will result in different expenses for the cost of insurance, and the varying expenses will result in different Accumulated Values.

Performance may also reflect the deduction of the surrender charge, if it applies, by assuming the hypothetical Policy is surrendered at the end of the particular period. At the same time, we may give other performance figures that do not assume the Policy is surrendered and do not reflect any deduction of the surrender charge.

We may also show performance of the underlying portfolios based on the change in value of a hypothetical investment over time or in terms of the average annual compounded return over time. Performance of the portfolios will not reflect the deduction of Policy charges. If Policy charges were reflected, the performance would be lower.

In our advertisements, sales literature and reports to Policy Owners, we may compare performance information for a Variable Account to:

•	other variable life separate accounts, mutual funds, or investment products tracked by research firms, rating services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria
•	the Consumer Price Index, to assess the real rate of return from buying a Policy by taking inflation into consideration
•	various indices that are unmanaged.

12

Reports and promotional literature may also contain our rating or a rating of our claims paying ability. These ratings are set by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

Yields

The yield or total return of any Variable Account or portfolio does not reflect the deduction of Policy charges.

Money Market Variable Account

The “yield” (also called “current yield”) of the Money Market Variable Account is computed in accordance with a standard method prescribed by the SEC. The net change in the Variable Account’s unit value during a seven-day period is divided by the unit value at the beginning of the period to obtain a base rate of return. The current yield is generated when the base rate is “annualized” by multiplying it by the fraction 365/7; that is, the base rate of return is assumed to be generated each week over a 365-day period and is shown as a percentage of the investment. The “effective yield” of the Money Market Variable Account is calculated similarly but, when annualized, the base rate of return is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

The formula for effective yield is: [(Base Period Return + 1)(To the power of 365/7)] - 1.

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the underlying Money Market portfolio are not included in the yield calculation.

Other Variable Accounts

“Yield” of the other Variable Accounts is computed in accordance with a different standard method prescribed by the SEC. For each Variable Account, the net investment income (investment income less expenses) per accumulation unit earned during a specified one month or 30-day period is divided by the unit value on the last day of the specified period. This result is then annualized (that is, the yield is assumed to be generated each month or each 30-day period for a year), according to the following formula, which assumes semiannual compounding:

YIELD = 2[(	a - b cd	+ 1)[6] - 1]

where:	a	=	net investment income earned during the period by the underlying portfolio of the Variable Account,
	b	=	expenses accrued for the period (net of reimbursements),
	c	=	the average daily number of accumulation units outstanding during the period that were entitled to receive dividends, and
	d	=	the unit value of the accumulation units on the last day of the period.

The Variable Accounts’ yields will vary from time to time depending upon market conditions, the composition of each portfolio and operating expenses of the Fund allocated to each portfolio. Consequently, any given performance quotation should not be considered representative of the Variable Account’s performance in the future. Yield should also be considered relative to changes in unit values and to the relative risks associated with the investment policies and objectives of the various portfolios. In addition, because performance will fluctuate, it may not provide a basis for comparing the yield of a Variable Account with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Money Market portfolio

Current yield for the Money Market portfolio will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular 7-day period, less a pro-rata share of portfolio expenses accrued over that period (the “base period”), and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. “Effective

13

yield” for the Money Market portfolio assumes that all dividends received during an annual period have been reinvested. Calculation of “effective yield” begins with the same “base period return” used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Yield = [(Base Period Return + 1) (To the power of 365/7)] - 1.

Other portfolios

Quotations of yield for the remaining portfolios will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period (“net investment income”), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

YIELD = 2[(	a - b cd	+ 1)[6] - 1]

where:
	a	=	dividends and interest earned during the period,
	b	=	expenses accrued for the period (net of reimbursements),
	c	=	the average daily number of shares outstanding during the period that were entitled to receive dividends, and
	d	=	the maximum offering price per share on the last day of the period.

Quotations of average annual total return for a portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the portfolio over certain periods that will include a period of one year (or, if less, up to the life of the portfolio), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return for the period, n = the number of periods, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of portfolio expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

Financial Statements

The next several pages contain the statements of assets and liabilities of Pacific Select Exec Separate Account as of December 31, 2006, the related statements of operations for the periods presented, the statements of changes in net assets for each of the periods presented, and the financial highlights for each of the periods presented.

These are followed by the statements of financial condition of PL&A as of December 31, 2006 and 2005 and the related statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2006, which are included in this SAI so you can assess our ability to meet our obligations under the policies.

Experts

The statements of financial condition of PL&A as of December 31, 2006 and 2005 and the related statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2006 as well as the statements of assets and liabilities of Pacific Select Exec Separate Account as of December 31, 2006, the related statements of operations for the periods presented, the statements of changes in net assets for each of the periods presented, and the financial highlights for each of the periods presented as included in this SAI have been audited by Deloitte & Touche LLP, 695 Town Center Drive, Suite 1200, Costa Mesa, California 92626, independent auditors and independent registered public accounting firm, respectively, as stated in their reports appearing herein, and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors
Pacific Life & Annuity Company:
     We have audited the accompanying statements of assets and liabilities of Pacific Select Exec Separate Account (the “Separate Account”) comprised of International Value, International Small-Cap, Equity Index, Small-Cap Index, Diversified Research, Equity, American Funds® Growth-Income, American Funds Growth, Large-Cap Value, Technology, Short Duration Bond, Concentrated Growth, Diversified Bond, Growth LT, Focused 30, Health Sciences, Mid-Cap Value, Large-Cap Growth (formerly Blue Chip), Capital Opportunities, International Large-Cap, Fasciano Small Equity, Small-Cap Value, Multi-Strategy, Main Street® Core, Emerging Markets, Managed Bond, Inflation Managed, Money Market, High Yield Bond, Comstock, Mid-Cap Growth, Real Estate, VN Small-Cap Value, Variable Account II, Variable Account III, Variable Account V, Fidelity® VIP Contrafund® Portfolio Service Class 2, Fidelity VIP Growth Portfolio Service Class 2, Fidelity VIP Mid Cap Portfolio Service Class 2, Fidelity VIP Value Strategies Portfolio Service Class 2, BlackRock Basic Value V.I. Fund Class III (formerly Mercury Basic Value V.I. Fund Class III), BlackRock Global Allocation V.I. Fund Class III (formerly Mercury Global Allocation V.I. Fund Class III), T. Rowe Price Blue Chip Growth Portfolio — II, T. Rowe Price Equity Income Portfolio — II, and Van Eck Worldwide Hard Assets Fund Variable Accounts (collectively, the “Variable Accounts”) as of December 31, 2006, the related statements of operations for the periods presented, the statements of changes in net assets for each of the periods presented, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Accordingly, we express no such opinion. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Variable Accounts constituting Pacific Select Exec Separate Account as of December 31, 2006, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.
DELOITTE & TOUCHE LLP
Costa Mesa, California
February 27, 2007

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2006

	Variable Accounts
	International	International	Equity	Small-Cap	Diversified		American Funds®
	Value	Small-Cap	Index	Index	Research	Equity	Growth-Income

ASSETS
Investments:
International Value Portfolio	$777,218
International Small-Cap Portfolio		$52,713
Equity Index Portfolio			$1,469,853
Small-Cap Index Portfolio				$982,694
Diversified Research Portfolio					$348,504
Equity Portfolio						$70,246
American Funds Growth-Income Portfolio							$383,996
Receivables:
Due from Pacific Life & Annuity Company	812	97	720	451	693	234	365

Total Assets	778,030	52,810	1,470,573	983,145	349,197	70,480	384,361

LIABILITIES
Payables:
Fund shares purchased	812	97	720	451	693	234	365

Other	—	—	—	—	—	—	3

Total Liabilities	812	97	720	451	693	234	368

NET ASSETS	$777,218	$52,713	$1,469,853	$982,694	$348,504	$70,246	$383,993

Units Outstanding	58,270	5,195	136,263	58,003	25,599	8,931	30,749

Accumulation Unit Value	$13.34	$10.15	$10.79	$16.94	$13.61	$7.87	$12.49

Cost of Investments	$440,689	$50,732	$1,186,314	$801,411	$274,342	$53,296	$357,139

	American Funds	Large-Cap		Short Duration	Concentrated	Diversified	Growth
	Growth	Value	Technology	Bond	Growth	Bond	LT

ASSETS
Investments:
American Funds Growth Portfolio	$192,959
Large-Cap Value Portfolio		$2,213,817
Technology Portfolio			$182,841
Short Duration Bond Portfolio				$450,491
Concentrated Growth Portfolio					$47,548
Diversified Bond Portfolio						$60,995
Growth LT Portfolio							$529,505
Receivables:
Due from Pacific Life & Annuity Company	280	546	71	157	—	62	665

Total Assets	193,239	2,214,363	182,912	450,648	47,548	61,057	530,170

LIABILITIES
Payables:
Fund shares purchased	280	546	71	157	—	62	665

Total Liabilities	280	546	71	157	—	62	665

NET ASSETS	$192,959	$2,213,817	$182,841	$450,491	$47,548	$60,995	$529,505

Units Outstanding	14,912	162,919	23,854	41,628	8,739	5,806	75,815

Accumulation Unit Value	$12.94	$13.59	$7.66	$10.82	$5.44	$10.51	$6.98

Cost of Investments	$170,031	$1,960,391	$121,770	$454,345	$34,113	$60,363	$358,079

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2006

	Variable Accounts
	Focused	Health	Mid-Cap	Large-Cap	Capital	International	Fasciano
	30	Sciences	Value	Growth (1)	Opportunities	Large-Cap	Small Equity

ASSETS
Investments:
Focused 30 Portfolio	$192,211
Health Sciences Portfolio		$433,440
Mid-Cap Value Portfolio			$2,424,822
Large-Cap Growth Portfolio (1)				$1,473,864
Capital Opportunities Portfolio					$206,233
International Large-Cap Portfolio						$1,116,571
Fasciano Small Equity Portfolio							$164,649
Receivables:
Due from Pacific Life & Annuity Company	11	69	761	411	100	1,128	230

Total Assets	192,222	433,509	2,425,583	1,474,275	206,333	1,117,699	164,879

LIABILITIES
Payables:
Fund shares purchased	11	69	761	411	100	1,128	230

Total Liabilities	11	69	761	411	100	1,128	230

NET ASSETS	$192,211	$433,440	$2,424,822	$1,473,864	$206,233	$1,116,571	$164,649

Units Outstanding	10,986	32,721	115,535	177,578	20,631	81,318	18,493

Accumulation Unit Value	$17.50	$13.25	$20.99	$8.30	$10.00	$13.73	$8.90

Cost of Investments	$87,563	$351,726	$2,030,390	$1,329,145	$158,465	$708,558	$117,222

	Small-Cap	Multi-	Main Street®	Emerging	Managed	Inflation	Money
	Value	Strategy	Core	Markets	Bond	Managed	Market

ASSETS
Investments:
Small-Cap Value Portfolio	$408,109
Multi-Strategy Portfolio		$312,736
Main Street Core Portfolio			$807,870
Emerging Markets Portfolio				$2,371,300
Managed Bond Portfolio					$1,305,374
Inflation Managed Portfolio						$786,687
Money Market Portfolio							$963,649
Receivables:
Due from Pacific Life & Annuity Company	135	269	632	337	660	478	358

Total Assets	408,244	313,005	808,502	2,371,637	1,306,034	787,165	964,007

LIABILITIES
Payables:
Fund shares purchased	135	269	632	291	660	478	355

Total Liabilities	135	269	632	291	660	478	355

NET ASSETS	$408,109	$312,736	$807,870	$2,371,346	$1,305,374	$786,687	$963,652

Units Outstanding	18,990	23,774	73,634	82,005	88,435	52,482	81,529

Accumulation Unit Value	$21.49	$13.15	$10.97	$28.92	$14.76	$14.99	$11.82

Cost of Investments	$390,908	$249,308	$572,861	$1,273,145	$1,311,408	$823,995	$963,936

(1)	Formerly named Blue Chip Variable Account and Blue Chip Portfolio.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2006

	Variable Accounts
	High Yield		Mid-Cap	Real	VN Small-Cap
	Bond	Comstock	Growth	Estate	Value	II	III

ASSETS
Investments:
High Yield Bond Portfolio	$396,089
Comstock Portfolio		$477,583
Mid-Cap Growth Portfolio			$382,075
Real Estate Portfolio				$2,215,155
VN Small-Cap Value Portfolio					$15,668
Turner Core Growth Fund						$12,461
Frontier Capital Appreciation Fund							$8,056
Receivables:
Due from Pacific Life & Annuity Company	100	234	259	510	21	—	—

Total Assets	396,189	477,817	382,334	2,215,665	15,689	12,461	8,056

LIABILITIES
Payables:
Fund shares purchased	100	234	259	510	21	—	—

Total Liabilities	100	234	259	510	21	—	—

NET ASSETS	$396,089	$477,583	$382,075	$2,215,155	$15,668	$12,461	$8,056

Units Outstanding	28,433	37,776	39,102	64,328	1,163	889	534

Accumulation Unit Value	$13.93	$12.64	$9.77	$34.44	$13.48	$14.01	$15.10

Cost of Investments	$373,704	$414,972	$301,166	$1,512,818	$14,737	$9,505	$6,565

		Fidelity® VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	BlackRock	BlackRock
		Contrafund®	Growth	Mid Cap	Value Strategies	Basic Value	Global Allocation
		Portfolio	Portfolio	Portfolio	Portfolio	V.I. Fund	V.I. Fund
	V	Service Class 2	Service Class 2	Service Class 2	Service Class 2	Class III (1)	Class III (2)

ASSETS
Investments:
Business Opportunity Value Fund	$12,497
Fidelity VIP Contrafund® Portfolio Service Class 2		$191,157
Fidelity VIP Growth Portfolio Service Class 2			$4,417
Fidelity VIP Mid Cap Portfolio Service Class 2				$64,881
Fidelity VIP Value Strategies Portfolio Service Class 2					$341
BlackRock Basic Value V.I. Fund Class III (1)						$2,453
BlackRock Global Allocation V.I. Fund Class III (2)							$28,527
Receivables:
Due from Pacific Life & Annuity Company	—	25	—	204	—	—	16

Total Assets	12,497	191,182	4,417	65,085	341	2,453	28,543

LIABILITIES
Payables:
Fund shares purchased	—	25	—	204	—	—	16

Total Liabilities	—	25	—	204	—	—	16

NET ASSETS	$12,497	$191,157	$4,417	$64,881	$341	$2,453	$28,527

Units Outstanding	889	15,696	421	5,799	31	216	2,402

Accumulation Unit Value	$14.05	$12.18	$10.49	$11.19	$11.18	$11.34	$11.88

Cost of Investments	$10,895	$191,843	$4,300	$61,305	$308	$2,432	$27,770

(1)	Formerly named Mercury Basic Value V.I. Fund Class III Variable Account and Mercury Basic Value V.I. Fund Class III.

(2)	Formerly named Mercury Global Allocation V.I. Fund Class III Variable Account and Mercury Global Allocation V.I. Fund Class III.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2006

	Variable Accounts
			Van Eck
	T. Rowe Price	T. Rowe Price	Worldwide
	Blue Chip Growth	Equity Income	Hard Assets
	Portfolio - II	Portfolio - II	Fund

ASSETS
Investments:
T. Rowe Price Blue Chip Growth Portfolio — II	$44,545
T. Rowe Price Equity Income Portfolio — II		$30,474
Van Eck Worldwide Hard Assets Fund			$59,608
Receivables:
Due from Pacific Life & Annuity Company	209	—	103

Total Assets	44,754	30,474	59,711

LIABILITIES
Payables:
Fund shares purchased	209	—	103

Total Liabilities	209	—	103

NET ASSETS	$44,545	$30,474	$59,608

Units Outstanding	4,109	2,585	3,956

Accumulation Unit Value	$10.84	$11.79	$15.07

Cost of Investments	$41,875	$28,184	$52,757

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2006

	Variable Accounts
	International	International	Equity	Small-Cap	Diversified		American Funds
	Value	Small-Cap (1)	Index	Index	Research	Equity	Growth-Income

INVESTMENT INCOME
Dividends	$11,252	$63	$24,270	$14,354	$2,205	$257	$4,408

Net Investment Income	11,252	63	24,270	14,354	2,205	257	4,408

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) from security transactions	1,190	(127)	628	27,281	14	1,513	(133)
Capital gain distributions	—	—	41,189	145,108	7,440	—	8,393

Realized Gain (Loss)	1,190	(127)	41,817	172,389	7,454	1,513	8,260

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	146,505	1,981	131,915	(10,693)	26,772	4,076	23,287

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$158,947	$1,917	$198,002	$176,050	$36,431	$5,846	$35,955

	American Funds	Large-Cap		Short Duration	Concentrated	Diversified	Growth
	Growth	Value	Technology	Bond	Growth	Bond (1)	LT

INVESTMENT INCOME
Dividends	$842	$25,468	$—	$17,693	$—	$1,689	$3,133

Net Investment Income	842	25,468	—	17,693	—	1,689	3,133

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) from security transactions	(541)	(65)	(452)	(1,605)	(30)	25	(1,411)
Capital gain distributions	1,660	193,316	—	—	—	371	—

Realized Gain (Loss)	1,119	193,251	(452)	(1,605)	(30)	396	(1,411)

CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS	12,888	49,099	15,031	1,930	4,347	633	43,806

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$14,849	$267,818	$14,579	$18,018	$4,317	$2,718	$45,528

	Focused	Health	Mid-Cap	Large-Cap	Capital	International	Fasciano
	30	Sciences	Value	Growth (2)	Opportunities	Large-Cap	Small Equity

INVESTMENT INCOME
Dividends	$124	$—	$15,134	$2,838	$1,042	$27,388	$436

Net Investment Income	124	—	15,134	2,838	1,042	27,388	436

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) from security transactions	4,467	1,375	(4,028)	(2,957)	(65)	4,389	668
Capital gain distributions	—	55,017	327,892	—	134	26,802	—

Realized Gain (Loss)	4,467	56,392	323,864	(2,957)	69	31,191	668

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	35,388	(22,625)	(29,762)	(39,311)	22,443	175,596	7,583

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$39,979	$33,767	$309,236	($39,430)	$23,554	$234,175	$8,687

(1)	Operations commenced during 2006 (See Note 1 to Financial Statements).

(2)	Formerly named Blue Chip Variable Account.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2006

	Variable Accounts
	Small-Cap	Multi-	Main Street	Emerging	Managed	Inflation	Money
	Value	Strategy	Core	Markets	Bond	Managed	Market

INVESTMENT INCOME
Dividends	$8,856	$7,866	$9,609	$15,867	$51,734	$31,457	$91,742

Net Investment Income	8,856	7,866	9,609	15,867	51,734	31,457	91,742

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) from security transactions	(5,986)	1,996	1,957	22,426	(8,911)	(10,783)	370
Capital gain distributions	95,932	6,801	—	299,567	—	24,446	—

Realized Gain (Loss)	89,946	8,797	1,957	321,993	(8,911)	13,663	370

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(35,612)	17,724	96,918	142,060	17,282	(42,178)	88

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$63,190	$34,387	$108,484	$479,920	$60,105	$2,942	$92,200

	High Yield		Mid-Cap	Real	VN Small-Cap
	Bond	Comstock	Growth	Estate	Value	II	III

INVESTMENT INCOME
Dividends	$29,101	$6,668	$804	$57,909	$103	$73	$—

Net Investment Income	29,101	6,668	804	57,909	103	73	—

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) from security transactions	(1,151)	(1,623)	(2,122)	(1,585)	194	76	17
Capital gain distributions	—	38,058	6,008	333,552	1,246	481	738

Realized Gain (Loss)	(1,151)	36,435	3,886	331,967	1,440	557	755

CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS	7,248	21,751	12,183	198,936	634	360	397

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$35,198	$64,854	$16,873	$588,812	$2,177	$990	$1,152

		Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	BlackRock	BlackRock
		Contrafund®	Growth	Mid Cap	Value Strategies	Basic Value	Global Allocation
		Portfolio	Portfolio	Portfolio	Portfolio	V.I. Fund	V.I. Fund
	V	Service Class 2	Service Class 2 (1)	Service Class 2	Service Class 2 (1)	Class III (1), (2)	Class III (2)

INVESTMENT INCOME
Dividends	$59	$1,226	$—	$4	$—	$34	$768

Net Investment Income	59	1,226	—	4	—	34	768

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) from security transactions	3	(463)	(7)	(347)	—	1	64
Capital gain distributions	957	13,993	—	298	—	232	1,165

Realized Gain (Loss)	960	13,530	(7)	(49)	—	233	1,229

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	518	(731)	117	3,574	33	21	779

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,537	$14,025	$110	$3,529	$33	$288	$2,776

(1)	Operations commenced during 2006 (See Note 1 to Financial Statements).

(2)	BlackRock Basic Value V.I. Fund Class III and BlackRock Global Allocation V.I. Fund Class III Variable Accounts were formerly named Mercury Basic Value V.I. Fund Class III and Mercury Global Allocation V.I. Fund Class III Variable Accounts, respectively.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2006

	Variable Accounts
			Van Eck
	T. Rowe Price	T. Rowe Price	Worldwide
	Blue Chip Growth	Equity Income	Hard Assets
	Portfolio - II	Portfolio - II	Fund

INVESTMENT INCOME
Dividends	$86	$388	$6

Net Investment Income	86	388	6

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) from security transactions	(75)	56	(418)
Capital gain distributions	—	817	470

Realized Gain (Loss)	(75)	873	52

CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS	2,743	2,356	6,747

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,754	$3,617	$6,805

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS

	Variable Accounts
	International Value		International Small-Cap	Equity Index
	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006(1)	2006	2005

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$11,252	$11,735	$63	$24,270	$16,571
Realized gain (loss)	1,190	7,774	(127)	41,817	2,986
Change in unrealized appreciation on investments	146,505	41,052	1,981	131,915	31,965

Net Increase in Net Assets Resulting from Operations	158,947	60,561	1,917	198,002	51,522

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	97,049	102,310	2,629	160,098	228,495
Transfers between variable and fixed accounts, net	1,488	277,010	51,291	(6,507)	206,943
Transfers—policy charges and deductions	(70,562)	(67,019)	(3,188)	(118,405)	(98,726)
Transfers—surrenders	(6,085)	(274,928)	(149)	(18,603)	(11,765)
Transfers—other	(4,155)	(6,408)	213	(7,544)	(8,815)

Net Increase in Net Assets Derived from Policy Transactions	17,735	30,965	50,796	9,039	316,132

NET INCREASE IN NET ASSETS	176,682	91,526	52,713	207,041	367,654

NET ASSETS
Beginning of Year or Period	600,536	509,010	—	1,262,812	895,158

End of Year or Period	$777,218	$600,536	$52,713	$1,469,853	$1,262,812

	Small-Cap Index		Diversified Research		Equity
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005	2006	2005

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$14,354	$3,619	$2,205	$1,237	$257	$198
Realized gain (loss)	172,389	6,050	7,454	2,985	1,513	(455)
Change in unrealized appreciation (depreciation) on investments	(10,693)	21,468	26,772	9,458	4,076	4,730

Net Increase in Net Assets Resulting from Operations	176,050	31,137	36,431	13,680	5,846	4,473

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	146,621	154,956	52,511	45,828	9,761	11,819
Transfers between variable and fixed accounts, net	(286,255)	212,808	7,365	9,342	(18,969)	16,918
Transfers—policy charges and deductions	(126,123)	(119,366)	(33,329)	(48,069)	(6,388)	(6,980)
Transfers—surrenders	(5,306)	(18,762)	(2,514)	(4,890)	(435)	(2,888)
Transfers—other	(7,848)	(6,895)	(2,636)	(21,592)	41	29

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(278,911)	222,741	21,397	(19,381)	(15,990)	18,898

NET INCREASE (DECREASE) IN NET ASSETS	(102,861)	253,878	57,828	(5,701)	(10,144)	23,371

NET ASSETS
Beginning of Year	1,085,555	831,677	290,676	296,377	80,390	57,019

End of Year	$982,694	$1,085,555	$348,504	$290,676	$70,246	$80,390

(1)	Operations commenced during 2006 (See Note 1 to Financial Statements). See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	American Funds Growth-Income		American Funds Growth		Large-Cap Value
	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2005(1)	2006	2005(1)	2006	2005

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$4,408	$667	$842	$342	$25,468	$12,445
Realized gain	8,260	218	1,119	473	193,251	6,985
Change in unrealized appreciation on investments	23,287	3,570	12,888	10,040	49,099	32,631

Net Increase in Net Assets Resulting from Operations	35,955	4,455	14,849	10,855	267,818	52,061

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	50,749	7,652	55,504	12,451	315,544	204,295
Transfers between variable and fixed accounts, net	262,994	59,711	54,859	73,526	829,777	(154,439)
Transfers—policy charges and deductions	(27,924)	(4,118)	(21,701)	(5,451)	(129,515)	(117,610)
Transfers—surrenders	(4,629)	—	(643)	—	(24,776)	(28,160)
Transfers—other	(784)	(68)	(1,262)	(28)	(7,072)	(14,941)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	280,406	63,177	86,757	80,498	983,958	(110,855)

NET INCREASE (DECREASE) IN NET ASSETS	316,361	67,632	101,606	91,353	1,251,776	(58,794)

NET ASSETS
Beginning of Year or Period	67,632	—	91,353	—	962,041	1,020,835

End of Year or Period	$383,993	$67,632	$192,959	$91,353	$2,213,817	$962,041

	Technology		Short Duration Bond		Concentrated Growth (2)
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005	2006	2005

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$17,693	$8,745	$—	$—
Realized gain (loss)	(452)	2,307	(1,605)	(1,306)	(30)	444
Change in unrealized appreciation (depreciation) on investments	15,031	21,305	1,930	(2,809)	4,347	912

Net Increase in Net Assets Resulting from Operations	14,579	23,612	18,018	4,630	4,317	1,356

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	39,121	40,077	73,108	48,728	8,238	16,452
Transfers between variable and fixed accounts, net	8,600	(84,549)	8,464	139,758	(927)	2,795
Transfers—policy charges and deductions	(28,391)	(44,507)	(38,933)	(30,040)	(8,955)	(7,852)
Transfers—surrenders	(3,541)	(977)	(4,867)	(1,442)	—	(289)
Transfers—other	(722)	(299)	(5,148)	(5,003)	7	(573)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	15,067	(90,255)	32,624	152,001	(1,637)	10,533

NET INCREASE (DECREASE) IN NET ASSETS	29,646	(66,643)	50,642	156,631	2,680	11,889

NET ASSETS
Beginning of Year	153,195	219,838	399,849	243,218	44,868	32,979

End of Year	$182,841	$153,195	$450,491	$399,849	$47,548	$44,868

(1)	Operations commenced on May 6, 2005.

(2)	Formerly named I-Net TollkeeperSMVariable Account. I-Net Tollkeeper is a service mark of Goldman, Sachs & Co.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Diversified Bond	Growth LT		Focused 30
	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2006(1)	2006	2005	2006	2005

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,689	$3,133	$1,162	$124	$1,353
Realized gain (loss)	396	(1,411)	3,889	4,467	1,522
Change in unrealized appreciation on investments	633	43,806	32,573	35,388	28,477

Net Increase in Net Assets Resulting from Operations	2,718	45,528	37,624	39,979	31,352

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	5,951	107,731	169,900	22,036	16,776
Transfers between variable and fixed accounts, net	56,678	(36,861)	(42,429)	21,517	9,692
Transfers—policy charges and deductions	(4,307)	(61,837)	(64,119)	(49,614)	(44,072)
Transfers—surrenders	(156)	(3,747)	(17,324)	(11,590)	(457)
Transfers—other	111	(1,511)	(706)	(2,285)	(331)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	58,277	3,775	45,322	(19,936)	(18,392)

NET INCREASE IN NET ASSETS	60,995	49,303	82,946	20,043	12,960

NET ASSETS
Beginning of Year or Period	—	480,202	397,256	172,168	159,208

End of Year or Period	$60,995	$529,505	$480,202	$192,211	$172,168

	Health Sciences		Mid-Cap Value		Large-Cap Growth (2)
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005	2006	2005

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$15,134	$9,714	$2,838	$4,384
Realized gain (loss)	56,392	6,546	323,864	126,614	(2,957)	(2,532)
Change in unrealized appreciation (depreciation) on investments	(22,625)	46,809	(29,762)	13,496	(39,311)	35,242

Net Increase (Decrease) in Net Assets Resulting from Operations	33,767	53,355	309,236	149,824	(39,430)	37,094

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	85,468	110,337	347,758	350,472	281,950	295,864
Transfers between variable and fixed accounts, net	(41,646)	12,644	63,679	139,406	24,397	92,313
Transfers—policy charges and deductions	(48,547)	(44,721)	(156,230)	(137,991)	(95,036)	(92,717)
Transfers—surrenders	(5,885)	(4,989)	(20,548)	(45,519)	(20,785)	(24,136)
Transfers—other	(2,733)	(722)	(4,404)	(12,695)	(1,953)	(5,872)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(13,343)	72,549	230,255	293,673	188,573	265,452

NET INCREASE IN NET ASSETS	20,424	125,904	539,491	443,497	149,143	302,546

NET ASSETS
Beginning of Year	413,016	287,112	1,885,331	1,441,834	1,324,721	1,022,175

End of Year	$433,440	$413,016	$2,424,822	$1,885,331	$1,473,864	$1,324,721

(1)	Operations commenced during 2006 (See Note 1 to Financial Statements).

(2)	Formerly named Blue Chip Variable Account.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Capital Opportunities		International Large-Cap		Fasciano Small Equity (1)
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005	2006	2005

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,042	$1,740	$27,388	$5,497	$436	$313
Realized gain (loss)	69	152	31,191	15,381	668	(538)
Change in unrealized appreciation on investments	22,443	2,616	175,596	63,266	7,583	4,385

Net Increase in Net Assets Resulting from Operations	23,554	4,508	234,175	84,144	8,687	4,160

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	31,126	83,695	146,029	139,242	42,953	43,692
Transfers between variable and fixed accounts, net	1,260	(7,687)	51,451	36,712	(9,375)	14,295
Transfers—policy charges and deductions	(17,150)	(16,538)	(109,955)	(81,438)	(28,889)	(28,767)
Transfers—surrenders	(788)	(1,733)	(6,465)	(18,863)	(915)	(4,653)
Transfers—other	1,290	(1,052)	(8,431)	(12,032)	(1,024)	249

Net Increase in Net Assets Derived from Policy Transactions	15,738	56,685	72,629	63,621	2,750	24,816

NET INCREASE IN NET ASSETS	39,292	61,193	306,804	147,765	11,437	28,976

NET ASSETS
Beginning of Year	166,941	105,748	809,767	662,002	153,212	124,236

End of Year	$206,233	$166,941	$1,116,571	$809,767	$164,649	$153,212

	Small-Cap Value		Multi-Strategy		Main Street Core
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005	2006	2005

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$8,856	$3,423	$7,866	$6,824	$9,609	$7,719
Realized gain (loss)	89,946	9,521	8,797	(291)	1,957	(1,021)
Change in unrealized appreciation (depreciation) on investments	(35,612)	17,350	17,724	4,596	96,918	30,855

Net Increase in Net Assets Resulting from Operations	63,190	30,294	34,387	11,129	108,484	37,553

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	67,689	40,845	59,674	76,533	81,694	101,671
Transfers between variable and fixed accounts, net	33,972	52,102	(24,952)	1,529	(18,851)	73,246
Transfers—policy charges and deductions	(34,335)	(21,054)	(29,407)	(32,713)	(70,349)	(60,111)
Transfers—surrenders	(1,457)	(1,018)	(25,540)	(14,716)	(11,822)	(11,385)
Transfers—other	(7,228)	(6,179)	(5,967)	(1,378)	(4,465)	(270)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	58,641	64,696	(26,192)	29,255	(23,793)	103,151

NET INCREASE IN NET ASSETS	121,831	94,990	8,195	40,384	84,691	140,704

NET ASSETS
Beginning of Year	286,278	191,288	304,541	264,157	723,179	582,475

End of Year	$408,109	$286,278	$312,736	$304,541	$807,870	$723,179

(1)	Formerly named Aggressive Equity Variable Account.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Emerging Markets		Managed Bond		Inflation Managed
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005	2006	2005

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$15,867	$14,879	$51,734	$35,854	$31,457	$25,100
Realized gain (loss)	321,993	1,477	(8,911)	28,446	13,663	32,446
Change in unrealized appreciation (depreciation) on investments	142,060	503,628	17,282	(37,111)	(42,178)	(39,257)

Net Increase in Net Assets Resulting from Operations	479,920	519,984	60,105	27,189	2,942	18,289

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	215,967	271,558	170,795	212,140	138,633	126,557
Transfers between variable and fixed accounts, net	(82,580)	104,151	(32,302)	222,992	(76,872)	142,574
Transfers—policy charges and deductions	(91,943)	(101,687)	(136,085)	(115,137)	(89,004)	(98,470)
Transfers—surrenders	(18,078)	(4,941)	(29,884)	(31,738)	(9,020)	(9,420)
Transfers—other	(2,978)	(1,726)	3,126	(8,909)	(5,593)	(11,000)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	20,388	267,355	(24,350)	279,348	(41,856)	150,241

NET INCREASE (DECREASE) IN NET ASSETS	500,308	787,339	35,755	306,537	(38,914)	168,530

NET ASSETS
Beginning of Year	1,871,038	1,083,699	1,269,619	963,082	825,601	657,071

End of Year	$2,371,346	$1,871,038	$1,305,374	$1,269,619	$786,687	$825,601

	Money Market		High Yield Bond		Comstock
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005	2006	2005

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$91,742	$33,410	$29,101	$26,356	$6,668	$3,818
Realized gain (loss)	370	201	(1,151)	(2,306)	36,435	7,154
Change in unrealized appreciation (depreciation) on investments	88	(269)	7,248	(17,510)	21,751	—

Net Increase in Net Assets Resulting from Operations	92,200	33,342	35,198	6,540	64,854	10,972

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	910,715	3,120,055	75,973	84,282	66,536	65,549
Transfers between variable and fixed accounts, net	(525,884)	(1,643,608)	(24,903)	31,777	74,528	102,036
Transfers—policy charges and deductions	(946,536)	(258,481)	(49,240)	(50,376)	(51,329)	(31,503)
Transfers—surrenders	(604,082)	(4,735)	(3,965)	(8,606)	(4,140)	(12,384)
Transfers—other	(38,512)	(16,313)	(4,388)	(104,993)	(3,722)	(3,943)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(1,204,299)	1,196,918	(6,523)	(47,916)	81,873	119,755

NET INCREASE (DECREASE) IN NET ASSETS	(1,112,099)	1,230,260	28,675	(41,376)	146,727	130,727

NET ASSETS
Beginning of Year	2,075,751	845,491	367,414	408,790	330,856	200,129

End of Year	$963,652	$2,075,751	$396,089	$367,414	$477,583	$330,856

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Mid-Cap Growth		Real Estate		VN Small-Cap Value
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005	2006	2005(1)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$804	$—	$57,909	$11,958	$103	$37
Realized gain (loss)	3,886	(201)	331,967	43,888	1,440	273
Change in unrealized appreciation on investments	12,183	27,835	198,936	140,152	634	298

Net Increase in Net Assets Resulting
from Operations	16,873	27,634	588,812	195,998	2,177	608

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	56,440	45,632	231,453	231,984	1,869	898
Transfers between variable and fixed accounts, net	178,879	5,363	47,056	8,208	4,435	7,599
Transfers—policy charges and deductions	(43,739)	(26,773)	(93,299)	(74,910)	(1,759)	(278)
Transfers—surrenders	(6,079)	(10,250)	(12,770)	(19,418)	—	—
Transfers—other	(1,816)	(3,931)	(1,114)	(1,540)	61	58

Net Increase in Net Assets Derived from Policy Transactions	183,685	10,041	171,326	144,324	4,606	8,277

NET INCREASE IN NET ASSETS	200,558	37,675	760,138	340,322	6,783	8,885

NET ASSETS
Beginning of Year or Period	181,517	143,842	1,455,017	1,114,695	8,885	—

End of Year or Period	$382,075	$181,517	$2,215,155	$1,455,017	$15,668	$8,885

	II		III		V
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005	2006	2005

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$73	$47	$—	$—	$59	$68
Realized gain	557	47	755	571	960	912
Change in unrealized appreciation (depreciation) on investments	360	1,362	397	373	518	(158)

Net Increase in Net Assets Resulting
from Operations	990	1,456	1,152	944	1,537	822

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	—	—	—	—	—	—
Transfers between variable and fixed accounts, net	—	—	—	—	—	—
Transfers—policy charges and deductions	(354)	(344)	(226)	(206)	(339)	(339)
Transfers—surrenders	—	—	—	—	—	—
Transfers—other	—	—	—	—	—	—

Net Decrease in Net Assets Derived from Policy Transactions	(354)	(344)	(226)	(206)	(339)	(339)

NET INCREASE IN NET ASSETS	636	1,112	926	738	1,198	483

NET ASSETS
Beginning of Year	11,825	10,713	7,130	6,392	11,299	10,816

End of Year	$12,461	$11,825	$8,056	$7,130	$12,497	$11,299

(1)	Operations commenced on May 6, 2005.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Fidelity VIP Contrafund®		Fidelity VIP Growth	Fidelity VIP Mid Cap
	Portfolio Service Class 2		Portfolio Service Class 2	Portfolio Service Class 2
	Year Ended	Period Ended	Period Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2005(1)	2006(2)	2006	2005(1)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,226	$—	$—	$4	$—
Realized gain (loss)	13,530	—	(7)	(49)	—
Change in unrealized appreciation (depreciation) on investments	(731)	44	117	3,574	2

Net Increase in Net Assets Resulting from Operations	14,025	44	110	3,529	2

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	29,543	2,990	1,576	11,588	965
Transfers between variable and fixed accounts, net	153,012	15,947	3,816	56,902	—
Transfers—policy charges and deductions	(23,781)	(365)	(711)	(8,075)	(20)
Transfers—surrenders	—	—	—	—	—
Transfers—other	(300)	42	(374)	(10)	—

Net Increase in Net Assets Derived from Policy Transactions	158,474	18,614	4,307	60,405	945

NET INCREASE IN NET ASSETS	172,499	18,658	4,417	63,934	947

NET ASSETS
Beginning of Year or Period	18,658	—	—	947	—

End of Year or Period	$191,157	$18,658	$4,417	$64,881	$947

	Fidelity VIP Value Strategies	BlackRock Basic Value	BlackRock Global Allocation
	Portfolio Service Class 2	V.I. Fund Class III (3)	V.I. Fund Class III (4)
	Period Ended	Period Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,
	2006(2)	2006(2)	2006	2005(1)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$34	$768	$90
Realized gain (loss)	—	233	1,229	(1)
Change in unrealized appreciation (depreciation) on investments	33	21	779	(22)

Net Increase in Net Assets Resulting from Operations	33	288	2,776	67

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	234	768	6,221	1,884
Transfers between variable and fixed accounts, net	231	1,511	19,212	3,039
Transfers—policy charges and deductions	(157)	(114)	(4,351)	(315)
Transfers—surrenders	—	—	—	—
Transfers—other	—	—	(6)	—

Net Increase in Net Assets Derived from Policy Transactions	308	2,165	21,076	4,608

NET INCREASE IN NET ASSETS	341	2,453	23,852	4,675

NET ASSETS
Beginning of Year or Period	—	—	4,675	—

End of Year or Period	$341	$2,453	$28,527	$4,675

(1)	Operations commenced on October 12, 2005 for Fidelity VIP Contrafund® Portfolio Service Class 2, November 29, 2005 for BlackRock Global Allocation V.I. Fund Class III, and December 12, 2005 for Fidelity VIP Mid Cap Portfolio Service Class 2 Variable Accounts.

(2)	Operations commenced during 2006 (See Note 1 to Financial Statements).

(3)	BlackRock Basic Value V.I. Fund Class III Variable Account was formerly named Mercury Basic Value V.I. Fund Class III Variable Account.

(4)	BlackRock Global Allocation V.I. Fund Class III Variable Account was formerly named Mercury Global Allocation V.I. Fund Class III Variable Account.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	T. Rowe Price Blue Chip		T. Rowe Price Equity Income		Van Eck Worldwide Hard
	Growth Portfolio - II		Portfolio - II		Assets Fund
	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2005 (1)	2006	2005 (1)	2006	2005 (1)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$86	$7	$388	$6	$6	$—
Realized gain (loss)	(75)	—	873	48	52	5
Change in unrealized appreciation (depreciation) on investments	2,743	(73)	2,356	(66)	6,747	104

Net Increase (Decrease) in Net Assets Resulting from Operations	2,754	(66)	3,617	(12)	6,805	109

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	7,385	985	2,205	359	30,301	4,183
Transfers between variable and fixed accounts, net	32,481	6,412	29,206	1,249	24,914	2,011
Transfers—policy charges and deductions	(5,354)	(59)	(5,756)	(22)	(8,387)	(346)
Transfers—surrenders	—	—	—	—	—	—
Transfers—other	7	—	(372)	—	18	—

Net Increase in Net Assets Derived from Policy Transactions	34,519	7,338	25,283	1,586	46,846	5,848

NET INCREASE IN NET ASSETS	37,273	7,272	28,900	1,574	53,651	5,957

NET ASSETS
Beginning of Year or Period	7,272	—	1,574	—	5,957	—

End of Year or Period	$44,545	$7,272	$30,474	$1,574	$59,608	$5,957

(1)	Operations commenced on November 21, 2005 for T. Rowe Price Blue Chip Growth Portfolio — II, October 20, 2005 for Van Eck Worldwide Hard Assets Fund, and November 29, 2005 for T. Rowe Price Equity Income Portfolio — II Variable Accounts.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS
     A summary of accumulation unit values (“AUV”), total units outstanding, total net assets, ratios of investment income to average daily net assets, and total returns for each year or period ended December 31 are presented in the table below. The ratio of expenses to average daily net assets is 0.00% for all Variable Accounts.

				Ratios of
	AUV at	Number		Investment
	End of	of	Total	Income to
Variable Accounts	Year or	Units	Net	Average Net	Total
For the Year or Period Ended	Period	Outstanding	Assets	Assets (1)	Returns (2)

International Value
2006	$13.34	58,270	$777,218	1.65%	25.69%
2005	10.61	56,589	600,536	1.84%	9.43%
2004	9.70	52,487	509,010	1.54%	16.42%
2003	8.33	70,341	585,933	2.50%	27.71%
2002	6.52	33,334	217,418	1.14%	(13.91%)

International Small-Cap (3)
05/05/2006 - 12/31/2006	$10.15	5,195	$52,713	0.21%	1.47%

Equity Index
2006	$10.79	136,263	$1,469,853	1.80%	15.52%
2005	9.34	135,236	1,262,812	1.63%	4.67%
2004	8.92	100,338	895,158	1.95%	10.58%
2003	8.07	62,300	502,604	1.66%	28.29%
2002	6.29	62,159	390,876	1.63%	(22.34%)

Small-Cap Index
2006	$16.94	58,003	$982,694	1.44%	17.79%
2005	14.38	75,470	1,085,555	0.47%	4.38%
2004	13.78	60,351	831,677	0.86%	17.76%
2003	11.70	23,045	269,678	0.70%	46.53%
2002	7.99	14,509	115,875	1.07%	(21.19%)

Diversified Research
2006	$13.61	25,599	$348,504	0.69%	11.97%
2005	12.16	23,907	290,676	0.43%	5.24%
2004	11.55	25,653	296,377	1.18%	11.20%
2003	10.39	7,478	77,687	0.49%	32.63%
2002	7.83	3,528	27,641	0.35%	(24.19%)

Equity
2006	$7.87	8,931	$70,246	0.38%	8.65%
2005	7.24	11,104	80,390	0.30%	6.53%
2004	6.80	8,390	57,019	0.88%	5.14%
2003	6.46	6,513	42,097	0.41%	24.33%
2002	5.20	4,895	25,445	0.45%	(26.51%)

American Funds Growth-Income
2006	$12.49	30,749	$383,993	1.69%	14.77%
05/06/2005 - 12/31/2005	10.88	6,216	67,632	1.87%	8.80%

American Funds Growth
2006	$12.94	14,912	$192,959	0.57%	9.81%
05/06/2005 - 12/31/2005	11.78	7,752	91,353	0.77%	17.84%

Large-Cap Value
2006	$13.59	162,919	$2,213,817	1.54%	17.58%
2005	11.56	83,243	962,041	1.32%	6.16%
2004	10.89	93,768	1,020,835	1.57%	9.93%
2003	9.90	56,006	554,660	1.59%	31.24%
2002	7.55	22,798	172,037	1.49%	(22.96%)

Technology
2006	$7.66	23,854	$182,841	0.00%	9.34%
2005	7.01	21,854	153,195	0.00%	21.71%
2004	5.76	38,170	219,838	0.00%	3.66%
2003	5.56	14,846	82,486	0.00%	42.58%
2002	3.90	7,503	29,236	0.00%	(46.34%)

Short Duration Bond
2006	$10.82	41,628	$450,491	4.13%	4.27%
2005	10.38	38,525	399,849	3.09%	1.57%
2004	10.22	23,803	243,218	2.53%	1.21%
05/01/2003 - 12/31/2003	10.10	19,424	196,106	2.68%	0.96%

Concentrated Growth (4)
2006	$5.44	8,739	$47,548	0.00%	10.02%
2005	4.95	9,072	44,868	0.00%	2.34%
2004	4.83	6,825	32,979	0.00%	12.66%
2003	4.29	6,337	27,181	0.00%	43.22%
2002	3.00	5,531	16,566	0.00%	(38.62%)

Diversified Bond (3)
05/05/2006 - 12/31/2006	$10.51	5,806	$60,995	4.63%	5.06%

Growth LT
2006	$6.98	75,815	$529,505	0.62%	9.72%
2005	6.37	75,437	480,202	0.26%	7.68%
2004	5.91	67,197	397,256	0.00%	10.40%
2003	5.35	56,653	303,375	0.00%	33.98%
2002	4.00	47,167	188,520	1.01%	(28.97%)

Focused 30
2006	$17.50	10,986	$192,211	0.07%	23.71%
2005	14.14	12,174	172,168	0.86%	22.07%
2004	11.59	13,742	159,208	0.07%	14.85%
2003	10.09	10,593	106,858	0.00%	42.26%
2002	7.09	1,204	8,541	0.20%	(29.41%)

Health Sciences
2006	$13.25	32,721	$433,440	0.00%	8.11%
2005	12.25	33,707	413,016	0.00%	15.28%
2004	10.63	27,013	287,112	0.00%	7.54%
2003	9.88	21,465	212,142	0.00%	27.82%
2002	7.73	15,790	122,089	0.00%	(23.30%)

See Notes to Financial Statements	See explanation of references on SA-19

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS (Continued)

				Ratios of
	AUV at	Number		Investment
	End of	of	Total	Income to
Variable Accounts	Year or	Units	Net	Average Net	Total
For the Year or Period Ended	Period	Outstanding	Assets	Assets (1)	Returns (2)

Mid-Cap Value
2006	$20.99	115,535	$2,424,822	0.71%	14.97%
2005	18.25	103,278	1,885,331	0.59%	8.87%
2004	16.77	85,986	1,441,834	0.44%	25.08%
2003	13.41	63,948	857,321	0.66%	29.10%
2002	10.38	23,099	239,862	0.54%	(14.46%)

Large-Cap Growth (5)
2006	$8.30	177,578	$1,473,864	0.21%	(3.82%)
2005	8.63	153,517	1,324,721	0.40%	2.94%
2004	8.38	121,939	1,022,175	0.74%	4.65%
2003	8.01	85,844	687,606	0.31%	25.36%
2002	6.39	20,186	128,978	0.16%	(25.94%)

Capital Opportunities
2006	$10.00	20,631	$206,233	0.57%	13.23%
2005	8.83	18,909	166,941	1.25%	1.83%
2004	8.67	12,198	105,748	0.83%	12.69%
2003	7.69	9,433	72,567	0.43%	27.13%
2002	6.05	8,524	51,583	0.29%	(26.78%)

International Large-Cap
2006	$13.73	81,318	$1,116,571	2.85%	27.00%
2005	10.81	74,899	809,767	0.86%	12.70%
2004	9.59	69,006	662,002	1.17%	18.61%
2003	8.09	45,001	363,992	1.31%	30.52%
2002	6.20	21,382	132,510	1.03%	(17.63%)

Fasciano Small Equity (6)
2006	$8.90	18,493	$164,649	0.26%	5.07%
2005	8.47	18,081	153,212	0.22%	2.66%
2004	8.25	15,051	124,236	0.69%	18.94%
2003	6.94	12,846	89,147	0.55%	33.14%
2002	5.21	8,660	45,138	0.00%	(25.09%)

Small-Cap Value
2006	$21.49	18,990	$408,109	2.43%	19.75%
2005	17.95	15,952	286,278	1.46%	13.65%
2004	15.79	12,114	191,288	2.36%	24.41%
05/01/2003 -12/31/2003	12.69	5,852	74,278	1.49%	26.93%

Multi-Strategy
2006	$13.15	23,774	$312,736	2.62%	11.68%
2005	11.78	25,856	304,541	2.37%	3.78%
2004	11.35	23,275	264,157	1.91%	9.81%
2003	10.34	19,871	205,370	1.94%	23.28%
2002	8.38	12,357	103,600	2.47%	(13.06%)

Main Street Core (7)
2006	$10.97	73,634	$807,870	1.28%	15.18%
2005	9.53	75,919	723,179	1.23%	5.99%
2004	8.99	64,810	582,475	1.42%	9.54%
2003	8.20	56,951	467,263	1.08%	26.96%
2002	6.46	51,270	331,339	1.03%	(28.40%)

Emerging Markets
2006	$28.92	82,005	$2,371,346	0.79%	24.40%
2005	23.25	80,490	1,871,038	1.09%	41.47%
2004	16.43	65,953	1,083,699	2.16%	34.62%
2003	12.21	43,549	531,553	1.43%	68.48%
2002	7.24	3,025	21,915	0.47%	(3.07%)

Managed Bond
2006	$14.76	88,435	$1,305,374	4.04%	4.81%
2005	14.08	90,148	1,269,619	3.41%	2.63%
2004	13.72	70,185	963,082	3.02%	5.38%
2003	13.02	54,904	714,951	4.38%	6.24%
2002	12.26	47,700	584,688	5.03%	10.93%

Inflation Managed
2006	$14.99	52,482	$786,687	3.95%	0.52%
2005	14.91	55,364	825,601	3.12%	2.54%
2004	14.54	45,183	657,071	0.92%	8.90%
2003	13.35	59,395	793,167	0.06%	8.24%
2002	12.34	35,589	439,057	1.26%	15.45%

Money Market
2006	$11.82	81,529	$963,652	4.52%	4.69%
2005	11.29	183,854	2,075,751	2.80%	2.82%
2004	10.98	77,000	845,491	0.87%	1.01%
2003	10.87	296,570	3,223,891	0.85%	0.79%
2002	10.79	160,151	1,727,329	1.43%	1.41%

High Yield Bond
2006	$13.93	28,433	$396,089	7.39%	9.42%
2005	12.73	28,860	367,414	7.02%	2.37%
2004	12.44	32,871	408,790	7.23%	9.42%
2003	11.37	28,896	328,401	7.76%	20.29%
2002	9.45	29,958	283,043	9.26%	(3.00%)

Comstock (8)
2006	$12.64	37,776	$477,583	1.62%	16.33%
2005	10.87	30,445	330,856	1.72%	4.36%
2004	10.41	19,219	200,129	1.39%	17.17%
2003	8.89	11,878	105,565	1.10%	31.38%
2002	6.76	2,416	16,341	0.08%	(22.15%)

Mid-Cap Growth
2006	$9.77	39,102	$382,075	0.27%	8.93%
2005	8.97	20,236	181,517	0.00%	17.90%
2004	7.61	18,906	143,842	0.00%	21.59%
2003	6.26	13,445	84,129	0.00%	30.39%
2002	4.80	10,618	50,952	0.00%	(47.03%)

Real Estate (9)
2006	$34.44	64,328	$2,215,155	3.19%	38.06%
2005	24.94	58,336	1,455,017	0.96%	16.79%
2004	21.36	52,194	1,114,695	3.04%	37.62%
2003	15.52	37,134	576,270	3.85%	37.52%
2002	11.28	9,680	109,239	3.86%	(0.32%)

See Notes to Financial Statements	See explanation of references on SA-19

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS (Continued)

				Ratios of
	AUV at	Number		Investment
	End of	of	Total	Income to
Variable Accounts	Year or	Units	Net	Average Net	Total
For the Year or Period Ended	Period	Outstanding	Assets	Assets (1)	Returns (2)

VN Small-Cap Value
2006	$13.48	1,163	$15,668	0.77%	18.68%
05/06/2005 - 12/31/2005	11.36	782	8,885	1.11%	13.56%

II
2006	$14.01	889	$12,461	0.60%	8.52%
2005	12.91	916	11,825	0.43%	13.92%
10/19/2004 - 12/31/2004	11.33	945	10,713	1.24%	13.33%

III
2006	$15.10	534	$8,056	0.00%	16.35%
2005	12.98	550	7,130	0.00%	15.13%
10/19/2004 - 12/31/2004	11.27	567	6,392	0.00%	12.70%

V
2006	$14.05	889	$12,497	0.51%	13.89%
2005	12.34	916	11,299	0.63%	7.81%
10/19/2004 - 12/31/2004	11.44	945	10,816	2.68%	14.43%

Fidelity VIP Contrafund® Portfolio Service Class 2
2006	$12.18	15,696	$191,157	0.85%	11.43%
10/12/2005 - 12/31/2005	10.93	1,707	18,658	0.00%	9.29%

Fidelity VIP Growth Portfolio Service Class 2 (3)
02/06/2006 - 12/31/2006	$10.49	421	$4,417	0.00%	4.94%

Fidelity VIP Mid Cap Portfolio Service Class 2
2006	$11.19	5,799	$64,881	0.01%	12.40%
12/12/2005 - 12/31/2005	9.95	95	947	0.00%	(0.46%)

Fidelity VIP Value Strategies Portfolio Service Class 2 (3)
02/10/2006 - 12/31/2006	$11.18	31	$341	0.00%	11.78%

BlackRock Basic Value V.I. Fund Class III (3), (10)
06/07/2006 - 12/31/2006	$11.34	216	$2,453	3.72%	13.44%

BlackRock Global Allocation V.I. Fund Class III (11)
2006	$11.88	2,402	$28,527	4.18%	16.40%
11/29/2005 - 12/31/2005	10.20	458	4,675	See (12)	2.04%

T. Rowe Price Blue Chip Growth Portfolio — II
2006	$10.84	4,109	$44,545	0.26%	9.33%
11/21/2005 - 12/31/2005	9.92	733	7,272	0.90%	(0.83%)

T. Rowe Price Equity Income Portfolio — II
2006	$11.79	2,585	$30,474	1.65%	18.65%
11/29/2005 - 12/31/2005	9.94	158	1,574	5.23%	(0.62%)

Van Eck Worldwide Hard Assets Fund
2006	$15.07	3,956	$59,608	0.01%	24.49%
10/20/2005 - 12/31/2005	12.10	492	5,957	0.00%	21.04%

(1)	The investment income ratios represent the dividends, excluding distributions of capital gains, received by the Variable Accounts from the underlying portfolios/funds, divided by the average daily net assets. These ratios are before the deduction of mortality and expense risk (“M&E”) charges that are assessed against policyholder accounts. The recognition of investment income by the Variable Accounts is affected by the timing of the declaration of dividends by the underlying portfolios/funds in which the Variable Accounts invest. The ratios for periods of less than one full year are annualized.

(2)	Total returns reflect changes in unit value of the underlying portfolios/funds and do not include deductions at the separate account or policy level for any M&E charges, cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, surrender charges or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Total returns for periods of less than one full year are not annualized.

(3)	Operations commenced during 2006 (See Note 1 to Financial Statements).

(4)	Prior to 02/01/2005, Concentrated Growth Variable Account was named I-Net Tollkeeper Variable Account.

(5)	Prior to 01/01/2006, Large-Cap Growth Variable Account was named Blue Chip Variable Account.

(6)	Prior to 05/01/2005, Fasciano Small Equity Variable Account was named Aggressive Equity Variable Account.

(7)	Prior to 01/01/2003, Main Street Core Variable Account was named Large-Cap Core Variable Account.

(8)	Prior to 05/01/2003, Comstock Variable Account was named Strategic Value Variable Account.

(9)	Prior to 05/01/2002, Real Estate Variable Account was named REIT Variable Account.

(10)	Prior to 10/01/2006, BlackRock Basic Value V.I. Fund Class III Variable Account was named Mercury Basic Value V.I. Fund Class III Fund Variable Account.

(11)	Prior to 10/01/2006, BlackRock Global Allocation V.I. Fund Class III Variable Account was named Mercury Global Allocation V.I. Fund Class III Variable Account.

(12)	Subsequent to its commencement of operations on 11/29/2005, the BlackRock Global Allocation V.I. Fund Class III Variable Account received its annual investment income distribution. The annualized investment income ratio was 25.20%. Prior to annualization the ratio was 2.28%.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
1. ORGANIZATION
     The Pacific Select Exec Separate Account (the “Separate Account”) is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and as of December 31, 2006 is comprised of forty-six subaccounts called Variable Accounts. The assets in each of the Variable Accounts invest in the corresponding portfolios or funds (each, a “Portfolio” and collectively, the “Portfolios”) of Pacific Select Fund, M Fund, Inc., Fidelity® Variable Insurance Products Funds, BlackRock Variable Series Funds, Inc. (formerly FAM Variable Series Funds, Inc.), T. Rowe Price Equity Series, Inc., and Van Eck Worldwide Insurance Trust (collectively, the “Funds”) as follows:
Pacific Select Fund
International Value
International Small-Cap
Equity Index
Small-Cap Index
Diversified Research
Equity
American Funds® Growth-Income
American Funds Growth
Large-Cap Value
Technology
Short Duration Bond
Concentrated Growth
Diversified Bond
Growth LT
Focused 30
Health Sciences
Mid-Cap Value
Large-Cap Growth (formerly Blue Chip)
Capital Opportunities
International Large-Cap
Fasciano Small Equity
Small-Cap Value
Multi-Strategy
Main Street® Core
Emerging Markets
Managed Bond
Inflation Managed
Money Market
High Yield Bond
Comstock
Mid-Cap Growth
Real Estate
VN Small-Cap Value
M Fund, Inc.
Brandes International Equity Fund (for Variable Account I)
Turner Core Growth Fund (for Variable Account II)
Frontier Capital Appreciation Fund (for Variable Account III)
Business Opportunity Value Fund (for Variable Account V)
Fidelity Variable Insurance Products Funds
Fidelity VIP Contrafund® Portfolio Service Class 2
Fidelity VIP Growth Portfolio Service Class 2
Fidelity VIP Mid Cap Portfolio Service Class 2
Fidelity VIP Value Strategies Portfolio Service Class 2
BlackRock Variable Series Funds, Inc.
BlackRock Basic Value V.I. Fund Class III
BlackRock Global Allocation V.I. Fund Class III
T. Rowe Price Equity Series, Inc.
T. Rowe Price Blue Chip Growth Portfolio — II
T. Rowe Price Equity Income Portfolio — II
Van Eck Worldwide Insurance Trust
Van Eck Worldwide Hard Assets Fund
     American Funds is a registered trademark of American Funds Distributors, Inc., Main Street is a registered trademark of OppenheimerFunds, Inc., and Fidelity and Contrafund are registered trademarks of FMR Co., Inc. Each Portfolio pursues different investment objectives and policies. The financial statements of the Funds, including the schedules of investments, are provided separately and should be read in conjunction with the Separate Account’s financial statements.
     The Separate Account organized and registered with the Securities and Exchange Commission (“SEC”) two new Variable Accounts that commenced operations on May 5, 2006: the International Small-Cap and Diversified Bond Variable Accounts. The Fidelity VIP Growth Service Class 2 Variable Account commenced operations on February 6, 2006; the Fidelity VIP Value Strategies Service Class 2 Variable Account commenced operations on February 10, 2006; and the BlackRock Basic Value V.I. Fund Class III Variable Account commenced operations on June 7, 2006. There were no investments in Variable Account I as of December 31, 2006.
     The net assets of the Pacific Select Fund’s Aggressive Growth and Financial Services Portfolios (the “Acquired Portfolios”) the underlying portfolios for the Aggressive Growth and Financial Services Variable Accounts, were transferred to the Pacific Select Fund’s Mid-Cap Growth and Large-Cap Value Portfolios (the “Surviving Portfolios”), the underlying portfolios for the Mid-Cap Growth and Large-Cap Value Variable Accounts, respectively, in exchange for shares of the Surviving Portfolios (the “Reorganization”). The Reorganization took place on April 28, 2006. In connection with the Reorganization, a total of 9,223 outstanding accumulation units (valued at $101,962) of the Aggressive Growth Variable Account were exchanged for 10,349 accumulation units with equal value of the Mid-Cap Growth Variable Account; and a total of 70,145 outstanding accumulation units (valued at $867,271) of the Financial Services Variable Account were exchanged for 70,106 accumulation units with equal value of the Large-Cap Value Variable Account.
     The net assets of the Pacific Select Fund’s Equity Income Portfolio, the underlying Portfolio for Equity Income Variable Account, was substituted by Pacific Select Fund’s American Funds Growth-Income Portfolio, the underlying Portfolio of American Funds Growth-Income Variable Account (the “Substitution”). The Substitution took place on April 28, 2006. In connection with the Substitution, a total of 17,221 outstanding

PACIFIC SELECT EXEC SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (Continued)
accumulation units (valued at $236,196) of the Equity Income Variable Account were substituted by 20,605 accumulation units with equal value of the American Funds Growth-Income Variable Account.
     The Separate Account was established by Pacific Life & Annuity Company (“PL&A”), a wholly-owned subsidiary of Pacific Life Insurance Company (“Pacific Life”), on September 24, 1998 and commenced operations on August 15, 2000. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of PL&A. The assets of the Separate Account will not be charged with any liabilities arising out of any other business conducted by PL&A, but the obligations of the Separate Account, including benefits related to variable life insurance, are obligations of PL&A.
     The Separate Account funds individual flexible premium variable life insurance policies issued by PL&A. The assets of the Separate Account are carried at market value.
2. SIGNIFICANT ACCOUNTING POLICIES
     The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America for investment companies which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.
     A. Valuation of Investments
     Investments in shares of the Funds are valued at the reported net asset values of the respective Portfolios. Valuation of securities held by the Funds is discussed in the notes to their financial statements.
     B. Security Transactions and Investment Income
     Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and the amounts distributed to the Separate Account for its share of dividends are reinvested in additional full and fractional shares of the related Portfolios.
     C. Federal Income Taxes
     The operations of the Separate Account will be reported on the Federal income tax return of PL&A, which is taxed as a life insurance company under the provisions of the Tax Reform Act of 1986. Under current tax law, no Federal income taxes are expected to be paid by PL&A with respect to the operations of the Separate Account. PL&A will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any Federal income taxes that would be attributable to the policies.
3. CHARGES AND EXPENSES
     With respect to variable life insurance policies funded by the Separate Account, PL&A makes certain deductions from premiums to help pay for costs of distributing the policies and to pay state and local premium taxes, any other taxes that may be imposed, and to compensate PL&A for certain costs or lost investment opportunities resulting from our amortization and delayed recognition of certain policy expenses for Federal income tax purposes. PL&A also makes certain deductions from the net assets of each Variable Account for charges for the mortality and expense risks and administrative expenses PL&A assumes, cost of insurance, charges for optional benefits and any withdrawal and surrender charges. The operating expenses of the Separate Account are paid by PL&A.
4. RELATED PARTY AGREEMENT
     Pacific Select Distributors, Inc., a wholly-owned subsidiary of Pacific Life, serves as principal underwriter of variable life insurance policies funded by interests in the Separate Account, without remuneration from the Separate Account.
5. SUBSEQUENT EVENTS
     On November 30, 2006, the Pacific Select Fund’s Board of Trustees approved plans of reorganization (the “2007 Reorganizations”) subject to approval by the shareholders of the Concentrated Growth and Capital Opportunities Portfolios, the underlying portfolios for the Concentrated Growth and Capital Opportunities Variable Accounts, respectively. Under the 2007 Reorganizations, the Equity and the Main Street Core Portfolios, the underlying portfolios for the Equity and the Main Street Core Variable Accounts, will acquire all of the assets and liabilities of the Concentrated Growth and Capital Opportunities Portfolios, respectively. The 2007 Reorganizations are expected to be effective as of the close of business on April 30, 2007 or on a later date as the parties may agree.

PACIFIC SELECT EXEC SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (Continued)
6. PURCHASES AND SALES OF INVESTMENTS
     The cost of purchases and proceeds from sales of investments for the year or period ended December 31, 2006, were as follows:

Variable Accounts	Purchases	Sales

International Value	$94,774	$77,039
International Small-Cap (1)	52,449	1,653
Equity Index	158,883	149,844
Small-Cap Index	160,346	439,257
Diversified Research	59,095	37,698
Equity	8,104	24,094
American Funds Growth-Income	304,815	24,409
American Funds Growth	109,269	22,512
Large-Cap Value	1,189,849	205,891
Technology	38,312	23,245
Short Duration Bond	84,851	52,227
Concentrated Growth	7,687	9,324
Diversified Bond (1)	67,255	8,978
Growth LT	101,019	97,244
Focused 30	58,648	78,584
Health Sciences	66,183	79,526
Mid-Cap Value	384,738	154,483
Large-Cap Growth (2)	275,880	87,307
Capital Opportunities	25,371	9,633
International Large-Cap	247,941	175,312
Fasciano Small Equity	58,153	55,403
Small-Cap Value	113,573	54,932
Multi-Strategy	53,887	80,079
Main Street Core	99,245	123,038
Emerging Markets	244,254	223,866
Managed Bond	214,491	238,841
Inflation Managed	164,280	206,136
Money Market	1,285,236	2,489,535
High Yield Bond	106,158	112,681
Comstock	155,120	73,247
Mid-Cap Growth	231,436	47,751
Real Estate	289,066	117,740
VN Small-Cap Value	12,940	8,334
II	—	354
III	—	226
V	—	339
Fidelity VIP Contrafund® Portfolio Service Class 2	178,670	20,196
Fidelity VIP Growth Portfolio Service Class 2 (1)	5,022	715
Fidelity VIP Mid Cap Portfolio Service Class 2	66,524	6,119
Fidelity VIP Value Strategies Portfolio Service Class 2 (1)	373	65
BlackRock Basic Value V.I. Fund Class III (1), (3)	2,265	100
BlackRock Global Allocation V.I. Fund Class III (3)	26,369	5,293
T. Rowe Price Blue Chip Growth Portfolio — II	38,522	4,003
T. Rowe Price Equity Income Portfolio — II	30,471	5,188
Van Eck Worldwide Hard Assets Fund	56,317	9,471

(1)	Operations commenced during 2006 (See Note 1 to Financial Statements).

(2)	The Large-Cap Growth Variable Account was formerly named Blue Chip Variable Account.

(3)	The BlackRock Basic Value V.I. Fund Class III and BlackRock Global Allocation V.I. Fund Class III Variable Accounts were formerly named Mercury Basic Value V.I. Fund Class III and Mercury Global Allocation V.I. Fund Class III Variable Accounts, respectively.

PACIFIC SELECT EXEC SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (Continued)
7. CHANGES IN UNITS OUTSTANDING
     The changes in units outstanding for the years or periods ended December 31, 2006 and 2005 were as follows:

	2006			2005
	Units	Units	Net Increase	Units	Units	Net Increase
Variable Accounts	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

International Value	13,812	(12,131)	1,681	48,586	(44,484)	4,102
International Small-Cap (1)	5,589	(394)	5,195
Equity Index	26,053	(25,026)	1,027	59,425	(24,527)	34,898
Small-Cap Index	26,073	(43,540)	(17,467)	44,470	(29,351)	15,119
Diversified Research	8,150	(6,458)	1,692	13,270	(15,016)	(1,746)
Equity	2,929	(5,102)	(2,173)	7,889	(5,175)	2,714
American Funds Growth-Income (2)	28,564	(4,031)	24,533	7,271	(1,055)	6,216
American Funds Growth (2)	11,000	(3,840)	7,160	9,246	(1,494)	7,752
Large-Cap Value	105,516	(25,840)	79,676	38,621	(49,146)	(10,525)
Technology	6,839	(4,839)	2,000	8,490	(24,806)	(16,316)
Short Duration Bond	12,650	(9,547)	3,103	22,102	(7,380)	14,722
Concentrated Growth (3)	1,932	(2,265)	(333)	4,840	(2,593)	2,247
Diversified Bond (1)	6,453	(647)	5,806
Growth LT	21,654	(21,276)	378	48,547	(40,307)	8,240
Focused 30	4,475	(5,663)	(1,188)	4,326	(5,894)	(1,568)
Health Sciences	7,894	(8,880)	(986)	11,453	(4,759)	6,694
Mid-Cap Value	34,053	(21,796)	12,257	34,342	(17,050)	17,292
Large-Cap Growth (3)	50,872	(26,811)	24,061	60,446	(28,868)	31,578
Capital Opportunities	3,710	(1,988)	1,722	11,539	(4,828)	6,711
International Large-Cap	31,377	(24,958)	6,419	36,863	(30,970)	5,893
Fasciano Small Equity (3)	8,872	(8,460)	412	12,377	(9,347)	3,030
Small-Cap Value	6,941	(3,903)	3,038	7,556	(3,718)	3,838
Multi-Strategy	6,611	(8,693)	(2,082)	8,202	(5,621)	2,581
Main Street Core	14,333	(16,618)	(2,285)	22,977	(11,868)	11,109
Emerging Markets	13,538	(12,023)	1,515	22,658	(8,121)	14,537
Managed Bond	43,006	(44,719)	(1,713)	55,221	(35,258)	19,963
Inflation Managed	23,198	(26,080)	(2,882)	41,679	(31,498)	10,181
Money Market	149,667	(251,992)	(102,325)	402,487	(295,633)	106,854
High Yield Bond	16,128	(16,555)	(427)	11,836	(15,847)	(4,011)
Comstock	17,469	(10,138)	7,331	18,270	(7,044)	11,226
Mid-Cap Growth	28,240	(9,374)	18,866	6,911	(5,581)	1,330
Real Estate	11,228	(5,236)	5,992	12,292	(6,150)	6,142
VN Small-Cap Value (2)	1,695	(1,314)	381	946	(164)	782
II	—	(27)	(27)	—	(29)	(29)
III	—	(16)	(16)	—	(17)	(17)
V	—	(27)	(27)	—	(29)	(29)
Fidelity VIP Contrafund® Portfolio Service Class 2 (4)	16,443	(2,454)	13,989	1,740	(33)	1,707
Fidelity VIP Growth Portfolio Service Class 2 (1)	527	(106)	421
Fidelity VIP Mid Cap Portfolio Service Class 2 (4)	6,457	(753)	5,704	97	(2)	95
Fidelity VIP Value Strategies Portfolio Service Class 2 (1)	46	(15)	31
BlackRock Basic Value V.I. Fund Class III (1), (3)	227	(11)	216
BlackRock Global Allocation V.I. Fund Class III (3), (4)	2,733	(789)	1,944	489	(31)	458
T. Rowe Price Blue Chip Growth Portfolio — II (4)	3,911	(535)	3,376	739	(6)	733
T. Rowe Price Equity Income Portfolio — II (4)	2,993	(566)	2,427	160	(2)	158
Van Eck Worldwide Hard Assets Fund (4)	4,628	(1,164)	3,464	521	(29)	492

(1)	Operations commenced during 2006 (See Note 1 to Financial Statements).

(2)	Operations commenced on May 6, 2005.

(3)	The Concentrated Growth, Large-Cap Growth, Fasciano Small Equity, BlackRock Basic Value V.I. Fund Class III, and BlackRock Global Allocation V.I. Fund Class III Variable Accounts were formerly named I-Net Tollkeeper, Blue Chip, Aggressive Equity, Mercury Basic Value V.I. Fund Class III, and Mercury Global Allocation V.I. Fund Class III Variable Accounts, respectively.

(4)	Operations commenced on October 12, 2005 for Fidelity VIP Contrafund® Portfolio Service Class 2, October 20, 2005 for Van Eck Worldwide Hard Assets Fund, November 21, 2005 for T. Rowe Price Blue Chip Growth Portfolio — II, November 29, 2005 for BlackRock Global Allocation V.I. Fund Class III and T. Rowe Price Equity Income Portfolio — II, and December 12, 2005 for Fidelity VIP Mid Cap Portfolio Service Class 2 Variable Accounts.

INDEPENDENT AUDITORS’ REPORT
Pacific Life & Annuity Company:
We have audited the accompanying statements of financial condition of Pacific Life & Annuity Company (the Company) as of December 31, 2006 and 2005, and the related statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such financial statements present fairly, in all material respects, the financial position of Pacific Life & Annuity Company as of December 31, 2006 and 2005, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2006 in conformity with accounting principles generally accepted in the United States of America.
/s/  DELOITTE & TOUCHE LLP
Costa Mesa, CA
March 30, 2007

PLA-1

Pacific Life & Annuity Company
STATEMENTS OF FINANCIAL CONDITION

	December 31,
	2006	2005

	(In Thousands)
ASSETS
Investments:
Fixed maturity securities available for sale, at estimated fair value	$918,328	$785,068
Equity securities available for sale, at estimated fair value	14,896	14,402
Mortgage loans	41,214	59,199
Policy loans	1,948	1,719
Other investments	64,013	66,991

TOTAL INVESTMENTS	1,040,399	927,379
Cash and cash equivalents	47,648	94,286
Deferred policy acquisition costs	47,020	35,084
Accrued investment income	10,447	8,795
Other assets	32,455	43,206
Separate account assets	781,801	490,922

TOTAL ASSETS	$1,959,770	$1,599,672

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities:
Future policy benefits	$590,827	$456,670
Policyholder account balances	80,881	143,117
Other liabilities	80,505	98,949
Separate account liabilities	781,801	490,922

TOTAL LIABILITIES	1,534,014	1,189,658

Commitments and contingencies (Note 14)

Stockholder’s Equity:
Common stock — $1 par value; 5 million shares authorized; 2.9 million shares issued and outstanding	2,900	2,900
Paid-in capital	134,509	134,542
Retained earnings	264,069	245,672
Accumulated other comprehensive income	24,278	26,900

TOTAL STOCKHOLDER’S EQUITY	425,756	410,014

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$1,959,770	$1,599,672

See Notes to Financial Statements

PLA-2

Pacific Life & Annuity Company
STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2006	2005	2004

	(In Thousands)
REVENUES
Insurance premiums	$144,402	$106,798	$65,096
Policy fees	15,710	11,098	8,669
Net investment income	64,156	51,377	35,762
Net realized investment gain (loss)	6,100	(3,873)	(1,598)
Other income	4,494	2,813	1,986

TOTAL REVENUES	234,862	168,213	109,915

BENEFITS AND EXPENSES
Policy benefits paid or provided	174,648	130,457	84,900
Interest credited to policyholder account balances	3,365	5,307	6,221
Commission expenses	15,808	9,690	7,721
Operating expenses	9,928	12,648	12,507

TOTAL BENEFITS AND EXPENSES	203,749	158,102	111,349

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE PROVISION FOR INCOME TAXES	31,113	10,111	(1,434)
Provision for income taxes	11,529	3,508	272

INCOME (LOSS) FROM CONTINUING OPERATIONS	19,584	6,603	(1,706)
Discontinued operations, net of income taxes	(1,187)	34,845	31,310

NET INCOME	$18,397	$41,448	$29,604

See Notes to Financial Statements

PLA-3

Pacific Life & Annuity Company
STATEMENTS OF STOCKHOLDER’S EQUITY

				Accumulated
				Other
	Common	Paid-in	Retained	Comprehensive
	Stock	Capital	Earnings	Income	Total

	(In Thousands)
BALANCES, JANUARY 1, 2004	$2,900	$134,552	$174,620	$26,821	$338,893
Comprehensive income:
Net income			29,604		29,604
Unrealized gain on derivatives and securities available for sale, net				11,526	11,526

Total comprehensive income					41,130
Other equity adjustments		(78)			(78)

BALANCES, DECEMBER 31, 2004	2,900	134,474	204,224	38,347	379,945
Comprehensive income:
Net income			41,448		41,448
Unrealized loss on derivatives and securities available for sale, net				(11,447)	(11,447)

Total comprehensive income					30,001
Other equity adjustments		68			68

BALANCES, DECEMBER 31, 2005	2,900	134,542	245,672	26,900	410,014
Comprehensive income:
Net income			18,397		18,397
Unrealized loss on derivatives and securities available for sale, net				(2,622)	(2,622)

Total comprehensive income					15,775
Other equity adjustments		(33)			(33)

BALANCES, DECEMBER 31, 2006	$2,900	$134,509	$264,069	$24,278	$425,756

See Notes to Financial Statements

PLA-4

Pacific Life & Annuity Company
STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2006	2005	2004

	(In Thousands)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss) excluding discontinued operations	$19,584	$6,603	($1,706)
Adjustments to reconcile net income (loss) excluding discontinued operations to net cash provided by operating activities:
Undistributed (income) loss from other investments	914	(3,522)	(2,627)
Net accretion on fixed maturity securities	(4,515)	(699)	(1,582)
Depreciation and other amortization	1,893	229	156
Deferred income taxes	8,539	(141)	6,373
Net realized investment (gain) loss	(6,100)	3,873	1,598
Net change in deferred policy acquisition costs	(12,295)	(6,713)	(6,834)
Interest credited to policyholder account balances	3,365	5,307	6,221
Change in trading securities			13,159
Change in premiums receivable		18,349	(3,176)
Change in accrued investment income	(1,652)	207	(558)
Change in future policy benefits	134,952	102,198	60,093
Change in other assets and liabilities	7,595	(3,077)	3,969

NET CASH PROVIDED BY OPERATING ACTIVITIES BEFORE DISCONTINUED OPERATIONS	152,280	122,614	75,086
Net cash used in operating activities of discontinued operations	(21,865)	(87,070)	(33,590)

NET CASH PROVIDED BY OPERATING ACTIVITIES	130,415	35,544	41,496

CASH FLOWS FROM INVESTING ACTIVITIES
Fixed maturity and equity securities available for sale:
Purchases	(325,190)	(95,648)	(183,979)
Sales	126,946	79,349	39,531
Maturities and repayments	70,003	59,813	39,712
Repayments of mortgage loans	49,014	733	12,935
Purchases of mortgage loans	(31,337)	(3,231)	(14,546)
Other investing activity, net	(888)	(619)	(7,053)

NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES	(111,452)	40,397	(113,400)

(Continued)
See Notes to Financial Statements

PLA-5

Pacific Life & Annuity Company
STATEMENTS OF CASH FLOWS

	Years Ended December 31,
(Continued)	2006	2005	2004

	(In Thousands)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
Deposits	$49,520	$34,245	$34,742
Withdrawals	(115,121)	(55,736)	(48,053)

NET CASH USED IN FINANCING ACTIVITIES	(65,601)	(21,491)	(13,311)

Net change in cash and cash equivalents	(46,638)	54,450	(85,215)
Cash and cash equivalents, beginning of year	94,286	39,836	125,051

CASH AND CASH EQUIVALENTS, END OF YEAR	$47,648	$94,286	$39,836

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Income taxes paid (received)	($4,259)	$29,607	($4,134)
Interest paid	$31

See Notes to Financial Statements

PLA-6

Pacific Life & Annuity Company
NOTES TO FINANCIAL STATEMENTS
1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
ORGANIZATION AND DESCRIPTION OF BUSINESS

Pacific Life & Annuity Company (the Company) is a stock life insurance company domiciled in the State of Arizona and a wholly owned subsidiary of Pacific Life Insurance Company (Pacific Life). The Company offers variable universal life insurance, universal life (UL) insurance, term insurance, structured settlement annuities, guaranteed interest contracts (GICs), and variable annuities. The Company is licensed to sell certain of its products in the state of New York.
BASIS OF PRESENTATION

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP). The Company prepares its regulatory financial statements based on accounting practices prescribed or permitted by the Insurance Department of the State of Arizona (AZ DOI). These financial statements materially differ from those filed with regulatory authorities (Note 2).
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
In developing these estimates, management makes subjective and complex judgments that are inherently uncertain and subject to material change as facts and circumstances develop. Management has identified the following estimates as significant, as they involve a higher degree of judgment and are subject to a significant degree of variability: deferred policy acquisition costs (DAC), investment valuation, including other than temporary impairments, derivative valuation, liabilities for future policy benefits and provision for income taxes.
As of December 31, 2005, the Company reclassified $13.3 million related to reinsurance payables to other liabilities, rather than a reduction to reinsurance recoverables, which are included in other assets. Certain other prior year amounts have been reclassified to conform to 2006 financial statement presentation.
RECENTLY ADOPTED ACCOUNTING PRONOUNCEMENTS

In April 2006, the Financial Accounting Standards Board (FASB) issued a FASB Staff Position (FSP) on FASB Interpretation No. (FIN) 46(R)-6, Determining the Variability to Be Considered in Applying FASB Interpretation No. 46(R). This FSP addresses how an entity determines the variability to be considered in applying FIN 46 (revised December 2003), Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51 (FIN 46(R)). The variability affects the determination of whether an entity is a variable interest entity (VIE), which interests are variable interests in an entity, and which party is the primary beneficiary of the VIE. That variability affects any calculation of expected losses and expected residual returns, if such a calculation is necessary. FSP FIN 46(R)-6 was effective for the Company beginning July 1, 2006. The adoption of FSP FIN 46(R)-6 did not impact the Company’s financial statements.
Effective January 1, 2006, the Company adopted FASB Statement of Financial Accounting Standard (SFAS) No. 154, Accounting Changes and Error Corrections. This statement changes the requirements for the accounting for and reporting of a change in accounting principle and applies to all voluntary changes in accounting principle as well as changes required by a new accounting pronouncement. It establishes, unless impracticable, retrospective application as the required method for reporting a change in accounting principle in the absence of explicit transition requirements specific to a newly adopted accounting principle. Adoption has not impacted the Company’s financial statements.

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Effective January 1, 2006, the Company adopted FSP SFAS No. 115-1 and SFAS No. 124-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments. The guidance within the FSP is applicable to debt and equity securities that are within the scope of SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities. The FSP nullifies certain requirements of Emerging Issues Task Force (EITF) Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments, regarding the recognition of other than temporary impairments and restores the guidance for determination of other than temporary impairment to SFAS No. 115, EITF Issue No. 99-20, Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets, and Accounting Principles Board (APB) Opinion No. 18, The Equity Method of Accounting for Investments in Common Stock. The FSP adopts the disclosure requirements of EITF Issue No. 03-1. For other than temporarily impaired debt securities, the investor will account for the debt security as if the debt security was purchased on the measurement date of the other than temporary impairment. The discount recorded for the debt security will be amortized over the remaining life of the debt security as a yield adjustment. Adoption did not have a material impact on the Company’s financial statements.
In June 2005, the EITF reached a consensus on EITF Issue No. 04-5, Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights. This EITF addresses whether a partnership should be consolidated by one of its partners and evaluates what considerations are relevant in determining whether a general partner should consolidate a limited partnership. EITF Issue No. 04-5 was effective in the third quarter of 2005 for new agreements subsequent to July 1, 2005 and in the first quarter of 2006 for existing agreements prior to July 1, 2005. The adoption of EITF Issue No. 04-5 had no impact on the Company’s financial statements.
In March 2005, the FASB issued FSP FIN 46(R)-5, Implicit Variable Interests Under FASB Interpretation No. 46(R), Consolidation of Variable Interest Entities. This FSP addresses whether a reporting entity has an implicit variable interest in a VIE that commonly arises in leasing arrangements among related parties, as well as other types of arrangements involving both related and unrelated parties. This FSP was effective in the second quarter of 2005 and had no impact on the Company’s financial statements.
In March 2005, the FASB issued FIN 47, Accounting for Conditional Asset Retirement Obligations. FIN 47 clarifies that the term “conditional asset retirement obligation” as used in SFAS No. 143, Accounting for Asset Retirement Obligations, refers to a legal obligation to perform an asset retirement activity in which the timing and (or) method of settlement are conditional on a future event that may or may not be within the control of the entity. The obligation to perform the asset retirement activity is unconditional even though uncertainty exists about the timing and (or) method of settlement. Uncertainty about the timing and (or) method of settlement of a conditional asset retirement obligation should be factored into the measurement of the liability when sufficient information exists to make a reasonable estimate of the fair value of the obligation. FIN 47 was adopted in the fourth quarter of 2005 and did not have a material impact on the Company’s financial statements.
In December 2004, the FASB issued SFAS No. 153, Exchanges of Nonmonetary Assets, an amendment of APB No. 29, Accounting for Nonmonetary Transactions. This statement eliminates the exception from fair value measurement for nonmonetary exchanges of similar productive assets and replaces it with an exception for exchanges that do not have commercial substance. This statement specifies that a nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. SFAS No. 153 was effective for nonmonetary asset exchanges occurring beginning in the third quarter of 2005 and did not have a material impact on the Company’s financial statements.
Effective January 1, 2004, the Company adopted Accounting Standards Executive Committee of the American Institute of Certified Public Accountants (AICPA) Statement of Position (SOP) 03-1, Accounting and Reporting by Insurance Enterprises for Certain Non Traditional Long-Duration Contracts and for Separate Accounts. SOP 03-1 addresses 1) separate account presentation; 2) accounting for an insurance company’s proportionate interest in separate accounts; 3) transfers of assets from the general account to a separate account; 4) valuation of certain insurance liabilities and policy features such as guaranteed minimum death benefits (GMDB) and annuitization benefits; and 5) accounting for sales inducements. In September 2004, the AICPA subsequently issued a Technical Practice Aid, which contains interpretive guidance on applying certain provisions of SOP 03-1. The interpretive guidance has been incorporated into the adoption of SOP 03-1. Adoption of SOP 03-1 did not have a material impact on the Company’s financial statements.

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In January 2003, the FASB issued FIN 46, Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51 (FIN 46). FIN 46 addresses whether certain types of entities, referred to as VIEs, should be consolidated in the Company’s financial statements. A VIE is an entity in which the equity investors lack certain essential characteristics of a controlling financial interest or that lacks sufficient equity to finance its own activities without financial support provided by other entities. A company is considered the primary beneficiary and must consolidate a VIE if it has a variable interest that will absorb a majority of the expected losses if they occur, receive a majority of the entity’s expected returns, or both. In December 2003, the FASB issued FIN 46(R). FIN 46(R) replaced FIN 46 to clarify and revise a number of key elements of FIN 46, including the definition of VIE and the treatment of fees paid to decision makers. The adoption of FIN 46(R) did not impact the Company’s financial statements.
FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities — Including an amendment of FASB Statement No. 115. This statement permits companies to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. This statement also established presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. This statement is effective beginning January 1, 2008. The Company is currently evaluating the impact of SFAS No. 159 on its financial statements.
In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements. SFAS No. 157 defines fair value, establishes a framework for measuring fair value in U.S. GAAP, and expands disclosures about fair value measurements. This statement is effective beginning January 1, 2008. The Company is currently evaluating the impact of SFAS No. 157 on its financial statements.
In June 2006, the FASB issued FIN 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (FIN 48). FIN 48 presents a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. There is a two-step evaluation process. The first step is recognition and a company must determine whether it is more likely than not that a tax position will be sustained. The second step is measurement. A company that meets the more likely than not tax position should measure the tax position at the largest amount of benefit that is greater than 50 percent chance of being realized upon ultimate settlement. FIN 48 is effective for the Company beginning January 1, 2007. The adoption of FIN 48 is not expected to have a material impact on the Company’s financial statements.
In February 2006, the FASB issued SFAS No. 155, Accounting for Certain Hybrid Instruments. SFAS No. 155 amends SFAS No. 133, Accounting for Derivative Instruments and Hedging and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, a replacement of FASB Statement No. 125. SFAS No. 155 (i) permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation; (ii) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133; (iii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation; (iv) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and (v) amends SFAS No. 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. SFAS No. 155 is effective for the Company beginning January 1, 2007. The adoption of SFAS No. 155 is not expected to have a material impact on the Company’s financial statements.
In September 2005, the AICPA issued SOP 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts. This SOP provides guidance on accounting for DAC on internal replacements or insurance and investment contracts other than those described in SFAS No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. Under SOP 05-1, modifications that result in a substantially unchanged contract will be accounted for as a continuation of the replaced

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contract. A replacement contract that is substantially changed will be accounted for as an extinguishment of the replaced contract resulting in a release of unamortized deferred acquisition costs, unearned revenue and deferred sales inducements associated with the replaced contract. The guidance in SOP 05-1 will be applied prospectively and is effective for the Company for internal replacements beginning January 1, 2007. SOP 05-1 is not expected to have a material impact on the Company’s financial position.
INVESTMENTS

Fixed maturity and equity securities available for sale are reported at estimated fair value, with unrealized gains and losses, net of deferred income taxes and adjustments related to DAC, recorded as a component of other comprehensive income (OCI). For mortgage-backed securities and asset-backed securities included in fixed maturity securities available for sale, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. For fixed rate securities, the net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. These adjustments are reflected in net investment income. Trading securities are reported at estimated fair value with changes in estimated fair value included in net realized investment (gain) loss.
Investment income consists primarily of interest and dividends, net investment income from partnership interests, prepayment fees on fixed maturity securities and mortgage loans, and income from certain derivatives. Interest is recognized on an accrual basis and dividends are recorded on the ex-dividend date. Amortization of premium and accretion of discount on fixed maturity securities is recorded using the effective interest method.
The estimated fair value of fixed maturity and equity securities is generally obtained from independent pricing services. For fixed maturity securities not able to be priced by independent services (generally private placement and low volume traded securities), an internally developed matrix is used. The matrix utilizes the fair market yield curves, provided by a major independent data service, which determines the discount yield based upon the security’s weighted-average life, rating, and liquidity spread. The estimated fair value of the security is calculated as the present value of the estimated cash flows discounted at the yield determined above. For those securities not priced externally or by the matrix, the estimated fair value is internally determined, utilizing various techniques in valuing complex investments with variable cash flows.
The following table identifies the estimated fair value of fixed maturity securities by pricing sources.

	December 31, 2006		December 31, 2005
	Fixed Maturities	% of Total	Fixed Maturities	% of Total
	at Estimated	Estimated	at Estimated	Estimated
	Fair Value	Fair Value	Fair Value	Fair Value

	(In Thousands)
Independent market quotations	$809,907	88.2%	$645,670	82.2%
Matrix-priced	98,124	10.7%	81,389	10.4%
Other methods	10,297	1.1%	58,009	7.4%

	$918,328	100.0%	$785,068	100.0%

The matrix-priced securities primarily consist of private placements and have an average duration of nine years as of December 31, 2006 and 2005.
The Company assesses whether other than temporary impairments have occurred based upon the Company’s case-by-case evaluation of the underlying reasons for the decline in estimated fair value. All securities with a gross unrealized loss at the statement of financial condition date are subjected to the Company’s process for identifying other than temporary impairments. The Company considers a wide range of factors, as described below, about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in the Company’s evaluation of each security are assumptions and estimates about the operations of the issuer and its future earnings potential.

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Considerations used by the Company in the impairment evaluation process include, but are not limited to, the following:
•	The duration and extent that the estimated fair value has been below net carrying amount

•	Industry factors or conditions related to a geographic area that are negatively affecting the security

•	Underlying valuation of assets specifically pledged to support the credit

•	Past due interest or principal payments or other violation of covenants

•	Deterioration of the overall financial condition of the specific issuer

•	Downgrades by a rating agency

•	Ability and intent to hold the investment for a period of time to allow for a recovery of value

•	Fundamental analysis of the liquidity and financial condition of the specific issuer
Also, the Company estimates the cash flows over the life of certain purchased beneficial interests in securitized financial assets. Based upon current information and events, if the estimated fair value of its beneficial interests is less than or equal to its net carrying amount and if there has been an adverse change in the estimated cash flows since the last revised estimate, considering both timing and amount, then an other than temporary impairment is recognized.
Securities and purchased beneficial interests that are deemed to be other than temporarily impaired are written down to estimated fair value in the period the securities or purchased beneficial interest are deemed to be impaired.
Realized gains and losses on investment transactions are determined on a specific identification basis and are included in net realized investment gain (loss). The Company also includes other than temporary impairment write-downs in net realized investment gain (loss).
Mortgage loans, net of deferred origination fees, valuation allowances and write-downs, and policy loans are stated at unpaid principal balances.
Other investments primarily consist of partnership and joint venture interests and derivative instruments. Partnership and joint venture interests where the Company does not have a controlling interest or a majority ownership are recorded under the cost or equity method of accounting depending on the equity ownership position.
All derivatives, whether designated in hedging relationships or not, are required to be recorded at estimated fair value. If the derivative is designated as a cash flow hedge, the effective portion of changes in the estimated fair value of the derivative is recorded in OCI and recognized in earnings when the hedged item affects earnings. For derivative instruments not designated as hedges, the change in estimated fair value of the derivative is recorded in net realized investment (gain) loss. Estimated fair value exposure is calculated based on the aggregate estimated fair value of all derivative instruments with each counterparty, net of collateral received, in accordance with legally enforceable counterparty master netting agreements. If the estimated fair value exposure to the counterparty is positive, the amount is reflected in other assets whereas, if the estimated fair value exposure to the counterparty is negative, the estimated fair value is included in other liabilities.
The periodic cash flows for all hedging derivatives are recorded consistent with the hedged item on an accrual basis. For derivatives that are hedging securities, these amounts are included in net investment income. For derivatives that are hedging liabilities, these amounts are included in interest credited to policyholder account balances. For derivatives not designated as hedging instruments, the periodic cash flows are reflected in net realized investment gain (loss) on an accrual basis. Upon termination of a cash flow hedging relationship, the accumulated amount in OCI is amortized into net investment income or interest credited to policyholder account balances over the remaining life of the hedged item.
CASH AND CASH EQUIVALENTS

Cash and cash equivalents include all investments with an original maturity of three months or less.

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DEFERRED POLICY ACQUISITION COSTS

The costs of acquiring new insurance business, principally commissions, medical examinations, underwriting, policy issue and other expenses, all of which vary with and are primarily associated with the production of new business, are deferred and recorded as an asset commonly referred to as DAC. As of December 31, 2006 and 2005, the carrying value of DAC was $47.0 million and $35.1 million, respectively.
For UL, variable annuities and other investment-type contracts, acquisition costs are amortized through earnings in proportion to the present value of estimated gross profits (EGPs) from projected investment, mortality and expense margins and surrender charges over the estimated lives of the contracts. Actual gross margins or profits can vary from management’s estimates, which can increase or decrease the rate of DAC amortization. DAC related to term insurance policies is amortized through earnings over the premium-paying period of the related policies in proportion to premium revenues recognized, using assumptions and estimates consistent with those used in computing policy reserves. DAC related to certain unrealized components in OCI, primarily unrealized gains and losses on securities available for sale, is amortized directly to equity through OCI.
Significant assumptions in the development of EGPs include investment returns, surrender and lapse rates, rider utilization, interest spreads, and mortality margins. The Company’s long-term assumption for the underlying separate account investment return ranges up to 8.0%.
A change in the assumptions utilized to develop EGPs results in a change to amounts expensed in the reporting period in which the change was made by adjusting the DAC balance to the level DAC would have been had the EGPs been calculated using the new assumptions over the entire amortization period. In general, favorable experience variances result in increased expected future profitability and may lower the rate of DAC amortization, whereas unfavorable experience variances result in decreased expected future profitability and may increase the rate of DAC amortization. All critical assumptions utilized to develop EGPs are evaluated at least annually and necessary revisions are made to future EGPs to the extent that actual or anticipated experience indicates such a prospective change.
The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The Company offers a sales inducement to the policyholder where the policyholder receives a bonus credit, typically ranging from 4.0% to 5.0% of each deposit. Capitalized sales inducements were $1.8 million and $1.1 million as of December 31, 2006 and 2005, respectively.
Components of DAC are as follows:

	Years Ended December 31,

	2006	2005	2004

	(In Thousands)
Balance, January 1	$35,084	$27,884	$21,023

Additions:
Capitalized during the year	21,320	11,190	11,697

Amortization:
Allocated to commission expenses	(6,579)	(3,362)	(3,469)
Allocated to operating expenses	(2,446)	(1,115)	(1,394)

Total amortization	(9,025)	(4,477)	(4,863)

Allocated to OCI net unrealized gains (losses)	(359)	487	27

Balance, December 31	$47,020	$35,084	$27,884

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FUTURE POLICY BENEFITS

Future policy benefits, which consist primarily of structured settlement annuities, are equal to the present value of expected future payments using pricing assumptions, as applicable, for interest rates, mortality, morbidity, retirement age, and expenses. Interest rate assumptions ranged from 3.00% to 7.73%.
Estimates of future policy benefit reserves and liabilities are continually reviewed and, as experience develops, are adjusted as necessary. Such changes in estimates are included in earnings for the period in which such changes occur.
POLICYHOLDER ACCOUNT BALANCES

Policyholder account balances on UL and investment-type contracts, such as fixed account liabilities and GICs, are valued using the retrospective deposit method and are equal to accumulated account values, which consist of deposits received, plus interest credited, less withdrawals and assessments. Interest credited to these contracts primarily ranged from 3.05% to 5.85%.
REVENUES, BENEFITS AND EXPENSES

Insurance premiums, annuity contracts with life contingencies and term insurance contracts, are recognized as revenue when due. Benefits and expenses are matched against such revenues to recognize profits over the lives of the contracts. This matching is accomplished by providing for reserves and liabilities for future policy benefits, expenses of contract administration and the amortization of DAC.
Receipts for UL and investment-type contracts are reported as deposits to either policyholder account balances or separate account liabilities, and are not included in revenue. Policy fees consist of mortality charges, surrender charges and expense charges that have been earned and assessed against related account values during the period. The timing of policy fee revenue recognition is determined based on the nature of the fees. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in revenue over the periods benefited. Benefits and expenses include policy benefits and claims incurred in the period that are in excess of related policyholder account balances, interest credited to policyholder account balances, expenses of contract administration and the amortization of DAC.
REINSURANCE

The Company has reinsurance agreements with other insurance companies to limit potential losses, reduce exposure arising from larger mortality risks, obtain greater diversification of risks and provide additional capacity for future growth. As part of a strategic alliance, the Company also reinsures risks associated with policies written by an independent producer group through modified coinsurance arrangements with this producer group’s reinsurance company. As part of its risk management process, the Company routinely evaluates its reinsurance programs and may change retention limits, reinsurers or other features at any time.
Reinsurance recoverables were $30.8 million and $33.1 million as of December 31, 2006 and 2005, respectively. Reinsurance recoverables primarily include amounts associated with the reinsurance of a terminated block of long-term disability and the majority of premium waiver business to an unaffiliated reinsurer. Reinsurance payables were $1.4 million and $13.3 million as of December 31, 2006 and 2005, respectively.
The ceding of risk does not discharge the Company from its primary obligations to contract owners. To the extent that the assuming companies become unable to meet their obligations under reinsurance agreements, the Company remains contingently liable. Each reinsurer is reviewed to evaluate its financial stability before entering into each reinsurance contract and throughout the period that the reinsurance contract is in place.
DEPRECIATION AND AMORTIZATION

Certain other assets are depreciated or amortized on the straight-line method over periods ranging from 3 to 10 years. Depreciation and amortization of certain other assets are included in operating expenses.

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INCOME TAXES

The Company is taxed as a life insurance company for Federal income tax purposes and is included in the consolidated Federal income tax return of its ultimate parent, Pacific Mutual Holding Company (PMHC). The Company is allocated tax expense or benefit based principally on the effect of including its operations in the consolidated return under a tax sharing agreement. Amounts receivable (payable) under the tax sharing agreement as of December 31, 2006 and 2005, were ($4.9) million and $3.0 million, respectively, and are included in other liabilities and other assets, respectively. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the differences are expected to be recovered or settled.
SEPARATE ACCOUNTS

Separate accounts include variable annuity and life contracts. Separate account assets and liabilities are recorded at estimated fair value and represent legally segregated contract holder funds. Deposits to separate accounts, investment income and realized and unrealized gains and losses on the separate account assets accrue directly to contract holders and, accordingly, are not reflected in the statements of operations or cash flows. Amounts charged to the separate account for mortality, surrender and expense charges are included in revenues as policy fees.
FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair value of financial instruments, disclosed in Notes 4, 5 and 7, has been determined using available market information and appropriate valuation methodologies. However, considerable judgment is often required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

2.	STATUTORY RESULTS
STATUTORY ACCOUNTING PRACTICES

The Company prepares its regulatory statutory financial statements in accordance with accounting practices prescribed or permitted by the AZ DOI, which is a comprehensive basis of accounting other than U.S. GAAP. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, valuing investments and certain assets and accounting for deferred income taxes on a different basis. The Company does not have any permitted statutory accounting practices.
STATUTORY NET INCOME AND SURPLUS

Statutory net income of the Company was $5.8 million $37.1 million and $34.7 million for the years ended December 31, 2006, 2005 and 2004, respectively. Statutory capital and surplus of the Company was $364.5 million and $359.3 million as of December 31, 2006 and 2005, respectively.
RISK-BASED CAPITAL

Risk-based capital is a method developed by the National Association of Insurance Commissioners to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. The adequacy of a company’s actual capital is measured by the risk-based capital results, as determined by the formulas. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. As of December 31, 2006 and 2005, the Company exceeded the minimum risk-based capital requirements.

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DIVIDEND RESTRICTIONS

The maximum amount of ordinary dividends that can be paid by the Company to Pacific Life without restriction cannot exceed the lesser of 10% of statutory surplus as regards to policyholders, or the statutory net gain from operations. Based on this limitation and 2006 statutory results, the Company could pay $5.4 million in dividends in 2007 to Pacific Life without prior regulatory approval. No dividends were paid during 2006, 2005 and 2004.

3.	DISCONTINUED OPERATIONS
On April 27, 2005 (Closing Date), a transaction was closed whereby the Company and Pacific Life sold their group insurance segment business to PacifiCare. The transaction is structured as a coinsurance arrangement whereby the Company and Pacific Life will cede to PacifiCare future premiums received for their existing group insurance segment business and PacifiCare will assume future claim liabilities following the Closing Date. Group insurance segment liabilities arising prior to the Closing Date will not be reinsured. PacifiCare also obtained renewal rights for the existing business as of the Closing Date.
Operating results of discontinued operations, relating to the group insurance segment, were as follows:

	Years Ended December 31,
	2006	2005	2004

	(In Thousands)
Revenues	$4,701	$201,147	$757,856
Benefits and expenses	6,049	170,331	709,416

Income (loss) from discontinued operations	(1,348)	30,816	48,440
Provision for income taxes (benefit)	(161)	10,792	17,130

Income (loss) from discontinued operations, net of tax	(1,187)	20,024	31,310

Net gain on sale of discontinued operations		22,802
Provision for income taxes		7,981

Net gain on sale of discontinued operations, net of taxes	—	14,821	—

Discontinued operations, net of taxes	($1,187)	$34,845	$31,310

Included in revenues from discontinued operations for the years ended December 31, 2006 and 2005 are direct premiums of $79.5 million and $502.7 million, net of premiums ceded of $77.5 million and $313.2 million, respectively.
Group insurance segment liabilities consist of future policy benefits, such as reserves for group health and group life, of $32.2 million and $44.0 million, and other liabilities of $5.4 million and $25.6 million as of December 31, 2006 and 2005, respectively.
Fixed assets related to discontinued operations of $4.4 million as of the Closing Date were transferred to PacifiCare and disposed of in connection with the sale.

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4.	INVESTMENTS
The net carrying amount, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities available for sale are shown below. The net carrying amount represents amortized cost adjusted for other than temporary declines in value and changes in the estimated fair value of fixed maturity securities. The estimated fair value of publicly traded securities is based on quoted market prices. For securities not actively traded, fair values were estimated based on amounts provided by independent pricing services specializing in matrix pricing and modeling techniques. The Company also estimates certain fair values based on interest rates, credit quality and average maturity utilizing matrix pricing and other modeling techniques.

	Net
	Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value

	(In Thousands)
December 31, 2006:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$6,751		$33	$6,718
Obligations of states and political subdivisions	49,966	$310	1,657	48,619
Foreign governments	25,000	250		25,250
Corporate securities	550,298	33,870	3,894	580,274
Mortgage-backed and asset-backed securities	253,057	3,554	3,332	253,279
Redeemable preferred stock	4,281		93	4,188

Total fixed maturity securities	$889,353	$37,984	$9,009	$918,328

Total equity securities	$13,967	$1,096	$167	$14,896

December 31, 2005:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$18,999	$1,890	$108	$20,781
Obligations of states and political subdivisions	50,059	631	1,097	49,593
Foreign governments	36,000	2,509		38,509
Corporate securities	448,519	37,565	3,481	482,603
Mortgage-backed and asset-backed securities	196,474	2,265	5,158	193,581
Redeemable preferred stock	1			1

Total fixed maturity securities	$750,052	$44,860	$9,844	$785,068

Total equity securities	$13,684	$726	$8	$14,402

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The net carrying amount and estimated fair value of fixed maturity securities available for sale as of December 31, 2006, by contractual repayment date of principal, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Net
	Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value

	(In Thousands)
Due in one year or less	$40,100	$108	$181	$40,027
Due after one year through five years	75,693	2,238	1,203	76,728
Due after five years through ten years	84,583	8,472	203	92,852
Due after ten years	435,920	23,612	4,090	455,442

	636,296	34,430	5,677	665,049
Mortgage-backed and asset-backed securities	253,057	3,554	3,332	253,279

Total	$889,353	$37,984	$9,009	$918,328

PLA-17

The following tables present the number of investments and the estimated fair value and gross unrealized losses for fixed maturity and other securities, which include equity securities available for sale and other cost method investments, where the estimated fair value had declined and remained below the net carrying amount.

	Total
			Gross
		Estimated	Unrealized
	Number	Fair Value	Losses

		(In Thousands)
December 31, 2006:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	4	$5,924	($33)
Obligations of states and political subdivisions	7	37,637	(1,657)
Corporate securities	148	197,053	(3,894)
Federal agency mortgage-backed securities	22	167,148	(3,332)
Redeemable preferred stock	1	4,187	(93)

Total fixed maturity securities	182	411,949	(9,009)
Total equity securities	2	3,926	(76)

Total	184	$415,875	($9,085)

	Less than 12 Months			12 Months or Greater
			Gross			Gross
		Estimated	Unrealized		Estimated	Unrealized
	Number	Fair Value	Losses	Number	Fair Value	Losses

		(In Thousands)			(In Thousands)
December 31, 2006:
U.S. Treasury securities and obligations of U.S. government authorities and agencies				4	$5,924	($33)
Obligations of states and political subdivisions	3	$13,275	($224)	4	24,362	(1,433)
Corporate securities	37	141,892	(2,192)	111	55,161	(1,702)
Federal agency mortgage-backed securities	14	78,878	(1,049)	8	88,270	(2,283)
Redeemable preferred stock				1	4,187	(93)

Total fixed maturity securities	54	234,045	(3,465)	128	177,904	(5,544)
Total equity securities	1	3,925	(75)	1	1	(1)

Total	55	$237,970	($3,540)	129	$177,905	($5,545)

PLA-18

	Total
			Gross
		Estimated	Unrealized
	Number	Fair Value	Losses

		(In Thousands)
December 31, 2005:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	5	$6,613	($108)
Obligations of states and political subdivisions	4	24,698	(1,097)
Corporate securities	126	138,835	(3,481)
Federal agency mortgage-backed securities	19	157,321	(5,158)

Total fixed maturity securities	154	327,467	(9,844)
Total equity securities	10	3,255	(827)

Total	164	$330,722	($10,671)

	Less than 12 Months			12 Months or Greater
			Gross			Gross
		Estimated	Unrealized		Estimated	Unrealized
	Number	Fair Value	Losses	Number	Fair Value	Losses

		(In Thousands)			(In Thousands)
December 31, 2005:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	1	$404	($7)	4	$6,209	($101)
Obligations of states and political subdivisions	1	4,878	(122)	3	19,820	(975)
Corporate securities	57	62,326	(820)	69	76,509	(2,661)
Federal agency mortgage-backed securities	9	84,839	(2,135)	10	72,482	(3,023)

Total fixed maturity securities	68	152,447	(3,084)	86	175,020	(6,760)
Total equity securities	2	463	(124)	8	2,792	(703)

Total	70	$152,910	($3,208)	94	$177,812	($7,463)

The Company has evaluated the temporarily impaired securities and determined that the Company has the ability and intent to hold the securities until recovery. The unrealized losses are primarily due to changes in interest rates.

PLA-19

Major categories of investment income and related investment expenses are summarized as follows:

	Years Ended December 31,
	2006	2005	2004

	(In Thousands)
Fixed maturity securities	$46,342	$38,733	$22,411
Equity securities	875	522	22
Trading securities			112
Mortgage loans	2,962	2,607	1,949
Policy loans	64	57	50
Partnerships and joint ventures	12,801	9,197	11,349
Other	2,016	1,057	52

Gross investment income	65,060	52,173	35,945
Investment expense	904	796	183

Net investment income	$64,156	$51,377	$35,762

The components of net realized investment gain (loss) are as follows:

	Years Ended December 31,
	2006	2005	2004

	(In Thousands)
Fixed maturity securities:
Gross gains on sales	$4,574	$1,039	$74
Gross losses on sales	(2,486)	(677)
Other than temporary impairments		(4,086)	(1,684)
Other	129	(1)

Subtotal	2,217	(3,725)	(1,610)

Equity securities:
Gross gains on sales	502		139
Gross losses on sales	(25)	(13)	(95)
Other than temporary impairments			(505)

Subtotal	477	(13)	(461)

Derivatives	3,355	839	836
Mortgage loans	(18)	(235)
Trading	4	(2)	584
Other investments	65	(737)	(947)

Total	$6,100	($3,873)	($1,598)

PLA-20

The change in unrealized gain (loss) on investments in available for sale and trading securities is as follows:

	December 31,
	2006	2005	2004

	(In Thousands)
Available for sale securities:
Fixed maturity	($6,041)	($13,001)	$12,774
Equity	211	(5,076)	5,351

Total	($5,830)	($18,077)	$18,125

Trading securities	$0	$0	($533)

The cumulative unrealized gains on trading securities held as of December 31, 2006 and 2005 were zero.

Fixed maturity securities, which have been non-income producing for the twelve months preceding December 31, 2006 and 2005, totaled $7 million and zero, respectively.

As of December 31, 2006 and 2005, fixed maturity securities of $6.6 million and $6.5 million, respectively, were on deposit with state insurance departments to satisfy regulatory requirements. There were no securities that exceeded 10% of stockholder’s equity as of December 31, 2006. One security, a senior secured investment in the utilities industry, exceeded 10% of stockholder’s equity as of December 31, 2005.

Mortgage loans on real estate are collateralized by properties primarily located throughout the U.S. As of December 31, 2006, approximately 45%, 24% and 23% of the collateral properties were located in California, North Carolina and Maryland, respectively.

5.	DERIVATIVES AND HEDGING ACTIVITIES

The Company utilizes derivative instruments to reduce its exposure to interest rate risk, foreign currency risk, and credit risk. The derivative financial instruments utilized by the Company include interest rate swaps, foreign currency interest rate swaps, credit default swaps and exchange traded futures contracts.

The Company applies hedge accounting by designating derivative instruments as cash flow hedges on the date it enters into a derivative contract. The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk management objectives and strategy for undertaking various hedge transactions. In this documentation, the Company specifically identifies the asset, liability, firm commitment, or forecasted transaction that has been designated as a hedged item and states how the hedging instrument is expected to hedge the risks related to the hedged item. The Company formally measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy. Hedge effectiveness is assessed quarterly by a variety of techniques, including regression analysis. In certain circumstances, hedge effectiveness has been established because the derivative instrument was constructed such that all critical terms of the derivative exactly match the hedged risk in the hedged item.

PLA-21

The following table is a reconciliation of the notional amount by derivative type and hedging strategy:

	December 31,			December 31,
	2005	Additions	Terminations	2006

	(In Thousands)
Cash flow hedges:
Forward starting interest rate swaps		$200,000		$200,000
Interest rate swaps	$5,000	5,000		10,000

	5,000	205,000		210,000

Derivatives not designated as hedging instruments:
Variable annuity riders	296,496	267,153	$43,413	520,236
Foreign currency interest rate swaps		8,000		8,000
Credit default swaps	10,000		10,000	—
Other		196	16	180

	306,496	275,349	53,429	528,416

Total	$311,496	$480,349	$53,429	$738,416

     The following table is a summary of estimated fair value by derivative type and hedging strategy:

	December 31,
	2006	2005

	(In Thousands)
Cash flow hedges:
Forward starting interest rate swaps	$2,143
Interest rate swaps	282	$170

Total	$2,425	$170

Derivatives not designated as hedging instruments:
Variable annuity riders	$1,537	$741
Foreign currency interest rate swaps	(57)
Credit default swaps		(322)
Other	(14)

Total	$1,466	$419

Although the notional amounts of derivatives do not represent amounts that must be paid or received in the future (or in the case of currency swaps represent an obligation to pay one currency and receive another), such amounts do provide an indication of their potential sensitivity to interest rates, as applicable. The market sensitivity of a derivative would approach that of a cash instrument having a face amount equal to the derivative’s notional amount.

CASH FLOW HEDGES

The Company primarily uses interest rate swaps to manage its exposure to variability in cash flows due to changes in the benchmark interest rate. These cash flows include those associated with existing assets, as well as the forecasted interest cash flows related to anticipated investment purchases. Such anticipated investment purchases are considered probable to occur and are generally completed within 22 years of the inception of the hedge.

Forward starting interest rate swaps are used to hedge the variability in the future interest receipts or payments stemming from the anticipated purchase of fixed rate securities due to changes in benchmark interest rates. These

PLA-22

derivatives are predominantly used to lock in interest rate levels to match future cash flow characteristics of assets. Forward starting interest rate swaps involve the exchange, at specified intervals, of interest payments resulting from the difference between fixed and floating rate interest amounts calculated by reference to an underlying notional amount to begin at a specified date in the future for a specified period of time. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.

Interest rate swap agreements are used to convert a floating rate asset or liability to a fixed rate to hedge the variability of cash flows of the hedged asset or liability due to changes in benchmark interest rates. These derivatives are predominantly used to better match the cash flow characteristics between assets and liabilities. These agreements involve the exchange, at specified intervals, of interest payments resulting from the difference between fixed rate and floating rate interest amounts calculated by reference to an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.

The Company has not discontinued any cash flow hedges of anticipated transactions. The Company recorded ineffectiveness of ($0.1) million, zero and zero for cash flow hedges during the years ended December 31, 2006, 2005 and 2004, respectively. Over the next twelve months, the Company anticipates that there will be $0.2 million of deferred gains on derivative instruments in accumulated OCI that will be reclassified to earnings. For the year ended December 31, 2006, all of the Company’s hedged forecasted transactions were determined to be probable of occurring. No component of the hedging instrument’s estimated fair value is excluded from the determination of effectiveness.

DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS

The Company issues certain insurance policies that are considered to have embedded derivatives. When it is determined that the embedded derivative possesses economic and risk characteristics that are not clearly and closely related to those of the host contract and that a separate instrument with the same terms would qualify as a derivative instrument, it is separated from the host contract and accounted for as a stand-alone derivative.

The Company offers a rider on certain variable annuity contracts that guarantees net principal over a ten-year holding period, as well as riders on certain variable annuity contracts that guarantee a minimum withdrawal benefit over a 14-year, 20-year, or lifetime period, subject to certain restrictions. These variable annuity riders are considered embedded derivatives and are recorded in future policy benefits at estimated fair value, with changes in their estimated fair value of $1 million, zero and $1 million recorded in net realized investment gain (loss) for the years ended December 31, 2006, 2005 and 2004, respectively. Additionally, certain policy fee revenue related to these variable annuity riders of $3 million, $1 million and $1 million is included in net realized investment gain (loss) for the years ended December 31, 2006, 2005 and 2004, respectively. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.

The Company enters into foreign currency interest rate swap agreements used to convert a commitment to purchase a Canadian fixed rate asset to a U.S. dollar fixed rate asset. The foreign currency interest rate swaps involve the exchange of an initial principal amount in two currencies, and the agreement to re-exchange the currencies at a future date, at an agreed exchange rate. There is also periodic exchange of interest payments in the two currencies at specified intervals, calculated using agreed upon rates and the exchanged principal amounts.

The Company also enters into credit default swaps without designating the derivatives as hedging instruments to economically reduce the exposure to credit risk in underlying securities for changes in the underlying security’s fair value attributable to changes in the obligor’s creditworthiness. These agreements involve the payment of fixed amounts at specific intervals in exchange for the protection from potential credit events associated with the underlying security.

CREDIT EXPOSURE

Credit exposure is measured on a counterparty basis as the net positive aggregate estimated fair value net of collateral received, if any. The Company attempts to limit its credit exposure by dealing with creditworthy counterparties, establishing risk control limits, executing legally enforceable master netting agreements, and obtaining collateral where appropriate. In addition, each counterparty is reviewed to evaluate its financial stability before entering into each agreement and throughout the period that the financial instrument is owned. All of the credit exposure for the

PLA-23

Company from derivative contracts is with investment grade counterparties. The Company has not incurred any losses on derivative financial instruments due to counterparty nonperformance.

Because exchange traded futures and options are transacted through a regulated exchange, and positions are marked to market and settled on a daily basis, the Company has no exposure to credit related losses in the event of nonperformance by counterparties to such financial instruments. The Company is required to pledge collateral for any futures contracts that are entered into. The amount of collateral that is required is determined by the exchange on which it is traded. The Company currently pledges cash and U.S. Treasury Bills to satisfy this collateral requirement.

For all derivative contracts with a counterparty, the Company enters into master agreements that may include a termination event clause associated with the Company’s credit rating. If the Company’s insurer financial strength rating falls below a specified level assigned by certain rating agencies or, in most cases, if one of the rating agencies ceases to provide an insurer financial strength rating, the counterparty can terminate the master agreement with payment due based on the estimated fair value of the underlying derivatives. As of December 31, 2006, the Company was above the specified level.

The following table summarizes the notional amount and credit exposure for all derivatives for which the Company has credit exposure to a counterparty:

	December 31, 2006
	Notional	Credit
	Amount	Exposure

	(In Thousands)
AA	$128,000	$1,328
A	90,000	1,040

Total	$218,000	$2,368

6.	POLICYHOLDER LIABILITIES

FUTURE POLICY BENEFITS

Future policy benefits, primarily comprised of structured settlement annuity reserves, were $590.8 million and $456.7 million as of December 31, 2006 and 2005, respectively.

POLICYHOLDER ACCOUNT BALANCES

The detail of the liability for policyholder account balances is as follows:

	December 31,
	2006	2005

	(In Thousands)
Fixed account liabilities	$72,626	$129,893
GICs		7,028
Variable universal life	8,255	6,196

Total	$80,881	$143,117

PLA-24

7.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying amount and estimated fair value of the Company’s financial instruments are as follows:

	December 31, 2006		December 31, 2005
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value

	(In Thousands)
Assets:
Fixed maturity and equity securities (Note 4)	$933,224	$933,224	$799,470	$799,470
Mortgage loans	41,214	42,862	59,199	60,359
Policy loans	1,948	1,948	1,719	1,719
Other invested assets	8,230	8,527	7,813	8,889
Derivative instruments	2,368	2,368
Cash and cash equivalents	47,648	47,648	94,286	94,286
Liabilities:
Fixed account liabilities	72,626	72,626	129,893	129,893
GICs			7,028	7,028
Derivative instruments	(1,523)	(1,523)	(589)	(589)
The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 2006 and 2005:

MORTGAGE LOANS

The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using a market rate that is applicable to the yield, credit quality and average maturity of the composite portfolio.

POLICY LOANS

The carrying amounts of policy loans are a reasonable estimate of their fair values because interest rates are generally variable and based on current market rates.

OTHER INVESTED ASSETS

The estimated fair value of the other invested assets is based on the ownership percentage of the underlying equity of the private equity investment.

DERIVATIVE INSTRUMENTS

Derivative instruments are reported at estimated fair value based on market quotations or internally established valuations consistent with external valuation models.

CASH AND CASH EQUIVALENTS

The carrying values approximate fair values due to the short-term maturities of these instruments.

FIXED ACCOUNT LIABILITIES

The estimated fair value of fixed account liabilities approximates carrying value and primarily includes policyholder deposits and accumulated credited interest.

PLA-25

GUARANTEED INTEREST CONTRACTS

The fair value of GICs is estimated using the rates currently offered for deposits with similar remaining maturities.

8.	COMPREHENSIVE INCOME

The Company displays comprehensive income and its components on the accompanying statements of stockholder’s equity. OCI is shown net of reclassification adjustments and net of deferred income taxes. The disclosure of the gross components of OCI and related taxes is as follows:

	Years Ended December 31,
	2006	2005	2004

	(In Thousands)
Gross holding gain (loss):
Securities available for sale	($3,931)	($17,364)	$20,210
Derivatives	2,335	115	(321)
Income tax (expense) benefit	558	6,037	(6,961)
Reclassification adjustment — realized (gain) loss:
Sale of securities available for sale	(2,693)	3,737	2,072
Derivatives	(175)	(175)	192
Income tax expense (benefit)	1,003	(1,247)	(792)
Net unrealized gain (loss) on discontinued operations, net of tax	515	(2,868)	(2,891)
Allocation of holding (gain) loss to DAC	(359)	487	27
Income tax expense (benefit)	125	(169)	(10)

Total OCI	($2,622)	($11,447)	$11,526

9.	EMPLOYEE BENEFIT PLANS

As a result of the sale of the group insurance segment business (Note 3), substantially all the employees of the Company were terminated on the Closing Date. The following employee benefit plans were available to eligible employees prior to the sale.

The Company permitted eligible employees to participate in a defined benefit pension plan provided by Pacific Life. Pacific Life allocated amounts to the Company based on a percentage of salaries. The Company’s share of net expense was zero, $0.5 million and $2.2 million for the years ended December 31, 2006, 2005 and 2004, respectively, and is included in discontinued operations. In addition, Pacific Life allocated actual expenses incurred as a result of the termination of the Company employees, of $8.5 million for the year ended December 31, 2005, and is included in net gain on sale of discontinued operations.

The Company permitted certain employees to defer a portion of cash compensation under a deferred compensation plan provided by Pacific Life. The Company’s expense for this plan amounted to $0.3 million for each of the years ended December 31, 2006, 2005 and 2004 and is included in discontinued operations. The deferred compensation plan, which will be paid out over a term of ten years, will continue to accrue interest expense until paid out.

The Company participated in a defined benefit health care plan and a defined benefit life insurance plan (the Plans) provided by Pacific Life. The Plans provided postretirement benefits for all eligible retirees and their dependents. Generally, qualified employees became eligible for these benefits if they reached normal retirement age, had been covered under Pacific Life’s policy as an active employee for a minimum continuous period prior to the date retired, and had an employment date before January 1, 1990. The Plans contain cost-sharing features such as deductibles and

PLA-26

coinsurance, and require retirees to make contributions, which can be adjusted annually. Pacific Life’s commitment to qualified employees who retired after April 1, 1994 is limited to specific dollar amounts. Pacific Life reserves the right to modify or terminate the Plans at any time.

The Company permitted eligible employees to participate in a defined contribution plan provided by Pacific Life. Pacific Life provided a voluntary Retirement Incentive Savings Plan (RISP) pursuant to Section 401(k) of the Internal Revenue Code covering all eligible employees. Pacific Life’s RISP matched 75% of each employee’s contribution, up to a maximum of 6% of eligible employee compensation, to an Employee Stock Ownership Plan. The Company’s share of net expense was $1.1 million and $1.6 million for the years ended December 31, 2005 and 2004, respectively, and is included in discontinued operations.

10.	INCOME TAXES

The provision for income taxes is as follows:

	Years Ended December 31,
	2006	2005	2004

	(In Thousands)
Current	$2,990	$3,649	($6,101)
Deferred	8,539	(141)	6,373

Provision for income taxes from continuing operations	11,529	3,508	272
Provision for income taxes (benefit) from discontinued operations	(161)	18,773	17,130

Total	$11,368	$22,281	$17,402

     The sources of the Company’s provision for deferred taxes are as follows:

	Years Ended December 31,
	2006	2005	2004

	(In Thousands)
DAC	$3,744	$2,106	$1,960
Investment valuation	1,310	(258)	339
Deferred compensation	527	556	105
Policyholder reserves	402	4,533	2,350
Partnership income (loss)	236	(591)	5,366
Deferred gain on reinsurance transaction	154	(2,279)
Hedging	(480)	10	524
Other	1,813	(1,795)	691

Provision for deferred taxes	7,706	2,282	11,335
Provision for deferred taxes from discontinued operations	(833)	2,423	4,962

Provision for deferred taxes from continuing operations	$8,539	($141)	$6,373

PLA-27

A reconciliation of the provision for income taxes from continuing operations based on the prevailing corporate statutory tax rate to the provision reflected in the statements of operations is as follows:

	Years Ended December 31,
	2006	2005	2004

	(In Thousands)
Provision for income taxes (benefit) at the statutory rate	$10,889	$3,538	($502)
Nontaxable investment income	(572)	(405)	(198)
Amounts related to prior periods	1,212	375	972

Provision for income taxes from continuing operations	$11,529	$3,508	$272

The deferred tax liability, net, included in other liabilities as of December 31, 2006 and 2005, is comprised of the following tax effected temporary differences:

	December 31,
	2006	2005

	(In Thousands)
Deferred tax assets:
Investment valuation	$6,980	$8,290
Policyholder reserves	2,384	2,786
Hedging	2,131	1,651
Deferred gain on reinsurance transaction	2,125	2,279
Deferred compensation	1,611	2,138
Retirement benefits	980	1,055
Other		803

Total deferred tax assets	16,211	19,002

Deferred tax liabilities:
DAC	(12,566)	(8,822)
Partnership income	(6,218)	(5,982)
Other	(935)

Total deferred tax liabilities	(19,719)	(14,804)

Deferred tax asset (liability) from operations, net	(3,508)	4,198
Deferred taxes on other comprehensive income and other	(13,021)	(14,449)

Deferred tax liability, net	($16,529)	($10,251)

SFAS No. 109, Accounting for Income Taxes requires the reduction of deferred tax assets by a valuation allowance if, based on the weight of available evidence, it is more likely than not that a portion or all of the deferred tax assets will not be realized. Based on management’s assessment, it is more likely than not that deferred tax assets will be realized through future taxable earnings.

PLA-28

11.	SEGMENT INFORMATION

The Company has three operating segments: Investment Management, Annuities and Life Insurance. These segments are managed separately and have been identified based on differences in products and services offered. All other activity is included in Corporate and Other.

The Investment Management segment offers investment and annuity products to pension fund sponsors and other institutional investors primarily through its home office marketing team and other intermediaries. The Investment Management segment also offers structured settlement annuities through a nationwide network of brokers. This segment’s name was changed from Institutional Products during the year ended December 31, 2005.

The Annuities segment offers variable annuities to individuals and small businesses through National Association Securities Dealers firms, regional and national wirehouses, and financial institutions.

The Life Insurance segment offers UL and other life insurance products to individuals, small businesses and corporations through independent producers working through a network of distribution channels.

Corporate and Other primarily includes investment income, expenses and assets not attributable to the operating segments. Corporate and Other also includes the elimination of intersegment revenues, expenses and assets. The group insurance segment is included in Corporate and Other as discontinued operations (Note 3).

The Company uses the same accounting policies and procedures to measure segment net income and assets as it uses to measure its net income and assets. Net investment income and net realized investment gain (loss) are allocated based on invested assets purchased and held as is required for transacting the business of that segment. Overhead expenses are allocated based on services provided. Interest expense is allocated based on the short-term borrowing needs of the segment and is included in net investment income. The provision for income taxes (benefit) is allocated based on each segment’s actual tax provision.

The operating segments are allocated equity based on formulas determined by management and receive a fixed interest rate (debenture) return on their allocated equity. The debenture amount is reflected as investment expense in net investment income in the Corporate and Other segment and as investment income in the operating segments.

The Company generates substantially all of its revenues and net income from customers located in the U.S. As of December 31, 2006 and 2005, the Company had foreign investments with an estimated fair value of $137.9 million and $120.0 million, respectively.

Depreciation expense and capital expenditures are substantially all attributable to the group insurance segment. Depreciation expense for the group insurance segment was $1.3 million, $0.6 million and $1.3 million for the years ended December 31, 2006, 2005 and 2004, respectively, which is included in discontinued operations. Capital expenditures during the years ended December 31, 2006, 2005 and 2004 were zero, zero and $1.3 million, respectively.

PLA-29

The following is segment information as of and for the year ended December 31, 2006:

	Investment		Life	Corporate
	Management	Annuities	Insurance	and Other	Total

	(In Thousands)
REVENUES
Insurance premiums	$143,915		$487		$144,402
Policy fees	1,834	$8,671	5,205		15,710
Net investment income	34,153	4,769	864	$24,370	64,156
Net realized investment gain	3,022	3,020		58	6,100
Other income	26	4,285	183		4,494

Total revenues	182,950	20,745	6,739	24,428	234,862

BENEFITS AND EXPENSES
Policy benefits	170,537	178	3,933		174,648
Interest credited	34	2,996	335		3,365
Commission expenses	5,819	8,067	1,922		15,808
Operating expenses	1,346	7,368	(690)	1,904	9,928

Total benefits and expenses	177,736	18,609	5,500	1,904	203,749

Income from continuing operations before provision for income taxes	5,214	2,136	1,239	22,524	31,113
Provision for income taxes	1,698	207	406	9,218	11,529

Income from continuing operations	3,516	1,929	833	13,306	19,584
Discontinued operations, net of taxes				(1,187)	(1,187)

Net income	$3,516	$1,929	$833	$12,119	$18,397

Total assets	$661,584	$858,727	$57,240	$382,219	$1,959,770
DAC	2,379	36,839	7,802		47,020
Separate account assets		748,017	33,784		781,801
Policyholder and contract liabilities	589,675	71,355	10,678		671,708
Separate account liabilities		748,017	33,784		781,801

PLA-30

The following is segment information as of and for the year ended December 31, 2005:

	Investment		Life	Corporate
	Management	Annuities	Insurance	and Other	Total

	(In Thousands)
REVENUES
Insurance premiums	$107,496		($698)		$106,798
Policy fees	1,767	$6,571	2,760		11,098
Net investment income	28,131	6,088	623	$16,535	51,377
Net realized investment gain (loss)	707	716	(659)	(4,637)	(3,873)
Other income	13	2,669	131		2,813

Total revenues	138,114	16,044	2,157	11,898	168,213

BENEFITS AND EXPENSES
Policy benefits	129,307	340	810		130,457
Interest credited	1,019	3,996	292		5,307
Commission expenses	4,359	5,490	(159)		9,690
Operating expenses	2,392	11,419	(935)	(228)	12,648

Total benefits and expenses	137,077	21,245	8	(228)	158,102

Income (loss) from continuing operations before provision for income taxes (benefit)	1,037	(5,201)	2,149	12,126	10,111
Provision for income taxes (benefit)	363	(2,495)	702	4,938	3,508

Income (loss) from continuing operations	674	(2,706)	1,447	7,188	6,603
Discontinued operations, net of taxes				34,845	34,845

Net income (loss)	$674	($2,706)	$1,447	$42,033	$41,448

Total assets	$540,242	$622,465	$44,068	$392,897	$1,599,672
DAC	1,949	26,240	6,895		35,084
Separate account assets		465,412	25,510		490,922
Policyholder and contract liabilities	463,340	129,353	7,094		599,787
Separate account liabilities		465,412	25,510		490,922

PLA-31

The following is segment information for the year ended December 31, 2004:

	Investment		Life	Corporate
	Management	Annuities	Insurance	and Other	Total

	(In Thousands)
REVENUES
Insurance premiums	$64,998		$98		$65,096
Policy fees	1,817	$3,923	2,929		8,669
Net investment income	25,436	4,412	501	$5,413	35,762
Net realized investment gain (loss)	(1,020)	1,400		(1,978)	(1,598)
Other income	13	1,872	101		1,986

Total revenues	91,244	11,607	3,629	3,435	109,915

BENEFITS AND EXPENSES
Policy benefits	83,686	267	947		84,900
Interest credited	2,151	3,826	244		6,221
Commission expenses	2,948	4,058	715		7,721
Operating expenses	2,138	9,312	474	583	12,507

Total benefits and expenses	90,923	17,463	2,380	583	111,349

Income (loss) from continuing operations before provision for income taxes (benefit)	321	(5,856)	1,249	2,852	(1,434)
Provision for income taxes (benefit)	(64)	(2,107)	442	2,001	272

Income (loss) from continuing operations	385	(3,749)	807	851	(1,706)
Discontinued operations, net of taxes				31,310	31,310

Net income (loss)	$385	($3,749)	$807	$32,161	$29,604

12.	TRANSACTIONS WITH AFFILIATES

Pacific Life provides general administrative and investment management services to the Company under an administrative services agreement and product contract services relating to the Company’s variable universal life insurance, other life insurance, variable annuities and investment management products under a separate services agreement. Amounts charged by Pacific Life to the Company for these services were $18.1 million, $36.1 million and $34.3 million for the years ended December 31, 2006, 2005 and 2004, respectively, and are included in operating expenses.

Prior to the sale of the group insurance business to PacifiCare (Note 3), the Company provided administrative services for Pacific Life under a services agreement. Amounts reimbursed to the Company by Pacific Life for these services totaled $3.8 million and $7.5 million for the years ended December 31, 2005 and 2004, respectively, and are included in discontinued operations. The Company also provides certain investment options in the Pacific Select Fund, an open-end management investment company in which Pacific Life is the investment adviser, and other administrative services relating to its offerings of variable products. Fees earned by the Company for these services totaled $4.5 million, $2.8 million and zero for the years ended December 31, 2006, 2005 and 2004, respectively, and are included in other income.

PLA-32

The Company has an agreement with Pacific Life to borrow up to $20 million at variable interest rates. In October 2006, the Company borrowed $10 million under this borrowing facility, which it repaid in the same month. The Company did not utilize this borrowing facility during 2005.

13.	FEDERAL HOME LOAN BANK MEMBERSHIP

The Company is a member of the Federal Home Loan Bank of San Francisco (FHLB). In December 2006, the Company became eligible to borrow from the FHLB amounts based on a percentage of statutory capital and surplus and could borrow amounts up to $102 million as of December 31, 2006. Of this amount, half, or $51 million, can be borrowed for terms other than overnight, out to a maximum term of nine months. These borrowings are at variable rates of interest, collateralized by certain mortgage loan and government securities. As of December 31, 2006, there were no borrowings outstanding.

14.	COMMITMENTS AND CONTINGENCIES

COMMITMENTS

The Company has outstanding commitments to make investments primarily in fixed maturity securities, mortgage loans, limited partnerships and other investments as follows:

Years Ending December 31 (In Thousands):
2007	$25,822
2008 through 2011	20,258

Total	$46,080

The Company leased office facilities under various noncancelable operating leases prior to the sale of the group insurance segment business (Note 3). Substantially all operating leases were transferred to PacifiCare. The Company is contingently liable (to a maximum of $16 million) for future rent and expense obligations related to one of these leases. Rent expense was insignificant for December 31, 2006 and was $1.9 million and $6.3 million for the years ended December 31, 2005 and 2004, respectively, were included in discontinued operations.

CONTINGENCIES — LITIGATION

The Company is a respondent in a number of legal proceedings, some of which involve allegations for extra contractual damages. In the opinion of management, the outcome of the foregoing proceedings is not likely to have a material adverse effect on the financial position of the Company.

CONTINGENCIES — OTHER

In the course of its business, the Company provides certain indemnifications related to dispositions, investments, lease agreements or other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. These obligations are typically subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. Because the amounts of these types of indemnifications often are not explicitly stated, the overall maximum amount of the obligation under such indemnifications cannot be reasonably estimated. The Company has not made any payments for these types of indemnifications. The estimated maximum potential amount of future payments under these obligations is not determinable due to the lack of a stated maximum liability for certain matters, and therefore, no related liability has been recorded. Management believes that judgments, if any, against the Company related to such matters are not likely to have a material adverse effect on the financial statements of the Company.

PMHC is under continuous audit by the Internal Revenue Service (IRS). The IRS has audited PMHC’s consolidated Federal income tax returns through the tax year ended December 31, 2003. PMHC is pursuing administrative appeals

PLA-33

of many of the adjustments proposed by the IRS auditors and does not expect the results of the IRS audit activity to have a material adverse effect on the Company’s financial position.
RISK FACTORS

The Company operates in a business environment that is subject to various risks. The following is a description of the most significant of these risks and how the Company attempts to mitigate them:

Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments and liabilities. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company may have to borrow funds or sell assets prior to their maturity and realize losses. When unfavorable interest rate movements occur, interest margins may compress, thereby reducing profitability. The Company attempts to mitigate this risk by utilizing, among other things, derivative instruments and asset/liability matching techniques that attempt to match the duration of assets and liabilities. Additionally, the Company includes contractual provisions limiting withdrawal rights for certain of its products.

Credit risk is the risk that issuers of investments owned by the Company may default, or that other parties, such as derivative counterparties and reinsurers, may not be able to pay amounts due to the Company. The Company attempts to mitigate its investment credit risk by adhering to investment policies that provide for portfolio diversification by security types, creditors and industry sectors, complying with investment codes governed by state law and regulation, and credit approval procedures. The Company also actively monitors and manages exposures and records impairments in periods such determinations are made. The aggregate credit risk taken in the investment portfolio is influenced by risk/return preferences, economic and credit environment, credit risk in relation to other business risks and other considerations.

Legal and regulatory risk is the risk that changes in the legal or regulatory environment could result in reduced demand for the Company’s products, increased competition or in additional, unanticipated expense to the Company. Existing Federal laws and regulations affect the taxation of life insurance and annuity products. There can be no assurance as to what, if any, cases might be decided or future legislation might be enacted, or of decided or enacted, whether such cases or legislation would contain provisions with possible adverse effects on the Company’s life insurance and annuity products. The Company attempts to mitigate this risk by offering diversified products throughout the U.S., thus reducing its exposure to any single product or jurisdiction, and also by employing practices that identify and minimize the adverse impact of this risk.

Equity market risk is the exposure that the Company has to changes in equity prices and the capital markets. Asset fees calculated as a percentage of separate account assets represent an increasing source of revenue for the Company. Gains and losses in the equity markets result in corresponding increases and decreases to separate account assets and the Company’s asset fee revenue. A continued decline in the equity markets could require the Company to accelerate the amortization of DAC on its variable products.

Many of the Company’s variable annuity products offer GMDB and optional variable annuity riders that offer guaranteed living benefits. A continued decline in the equity markets may increase the amounts at risk and the potential for realizing losses from these guaranteed benefits. To attempt to mitigate this risk, the Company requires the use of asset allocation programs for separate account investments supporting certain products offering guaranteed living benefits.

PLA-34

Supplement dated May 1, 2007 to Prospectus Dated May 1, 2007 for

Pacific Select Exec II – NY, Pacific Select Exec III – NY, and
Pacific Select Exec IV – NY Flexible Premium Variable Life Insurance Policies
and Pacific Select Estate Preserver – NY Last Survivor
Flexible Premium Variable Life Insurance Policy (each a “policy”)
Issued by Pacific Life & Annuity Company

In this supplement, you and your mean the Policyholder or Owner. PL&A, we, us, and our refer to Pacific Life & Annuity Company. M Fund refers to M Fund, Inc. You’ll find an explanation of what terms used in this supplement mean in the accompanying variable life insurance prospectus or the M Fund prospectus.

The M Fund is described in detail in its prospectus and in its Statement of Additional Information (SAI).

Each Policy is described in detail in its accompanying variable life insurance prospectus. Except as described below, all features and procedures of each Policy described in its prospectus remain intact.

This supplement provides information about four additional Variable Investment Options offered under your Policy. Each of these Investment Options is set up as a Variable Account under our Separate Account, and invests in a corresponding portfolio of the M Fund: Brandes International Equity Variable Account (“Variable Account I”), Turner Core Growth Variable Account (“Variable Account II”), Frontier Capital Appreciation Variable Account (“Variable Account III”), and Business Opportunity Value Variable Account (“Variable Account V”).

Variable Account I:  Brandes International Equity Fund

Variable Account II:  Turner Core Growth Fund
Variable Account III: Frontier Capital Appreciation Fund
Variable Account V: Business Opportunity Value Fund

You can allocate Net Premium and transfer Accumulated Value to these Variable Investment Options, as well as to the other Investment Options described in the accompanying variable life insurance prospectus, subject to any allocation and transfer limitations described in that prospectus. Additionally, only 2 transfers in any calendar month may involve Variable Account I.

About the Variable Investment Options

The following chart is a summary of the M Fund portfolios. Each M Fund portfolio invests in different securities and has its own investment goals, strategies and risks. The value of each portfolio will fluctuate with the value of the investments it holds and returns are not guaranteed. You’ll find detailed descriptions of the portfolios, including the risks associated with investing in the portfolios, in the accompanying M Fund prospectus. There’s no guarantee that a portfolio will achieve its investment objective. You should read the M Fund prospectus carefully before investing.

Your Policy’s Accumulated Value will fluctuate depending on the Investment Options you’ve chosen.

The Portfolio’s
Portfolio	Investment Goal	The Portfolio’s Main Investments	Portfolio Manager

Brandes International Equity	Long-term capital appreciation.	Equity securities of foreign issuers. Focuses on stocks with capitalizations of $1 billion or more.	Brandes Investment Partners, L.P.
Turner Core Growth	Long-term capital appreciation.	Common stocks of U.S. companies that the subadviser believes have strong earnings growth potential.	Turner Investment Partners, Inc.
Frontier Capital Appreciation	Maximum capital appreciation.	Common stock of U.S. companies of all sizes, with emphasis on stocks of companies with capitalizations that are consistent with the capitalizations of those companies found in the Russell 2500.	Frontier Capital Management Company, LLC
Business Opportunity Value	Long-term capital appreciation	Equity securities of U.S. issuers in the large-to-medium-capitalization segment of the U.S. stock market.	Iridian Asset Management LLC

M Financial Investment Advisers, Inc. (“MFIA”) is the investment adviser to the M Funds, and has retained other firms to manage the portfolios. The MFIA and the M Fund’s Board of Directors oversee the management of all of the M Fund portfolios.

We are not responsible for the operation of the M Fund or any of its portfolios. We also are not responsible for ensuring that the M Fund and its portfolios comply with any laws that apply.

The section Fee Tables: Total annual Fund operating expenses is replaced with the following:

Total annual Fund operating expenses1

This table shows the minimum and maximum total annual operating expenses paid by the portfolios that you indirectly pay during the time you own the Policy. This table shows the range (minimum and maximum) of fees and expenses (including management fees, shareholder servicing or distribution (12b-1) fees, and other expenses) paid by any of the portfolios, expressed as an annual percentage of average daily net assets. The amounts are based on expenses paid in the year ended December 31, 2006, adjusted to reflect anticipated changes in fees and expenses, or, for new portfolios, are based on estimates for the current fiscal year.

Each Variable Account of the Separate Account purchases shares of the corresponding Fund portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Policy, and they may vary from year to year. These fees and expenses are described in each Fund’s prospectus.

	Minimum	Maximum

Range of total annual portfolio operating expenses before any waivers or expense reimbursements	0.28%	4.45%

	Minimum	Maximum

Range of total annual portfolio operating expenses after waivers or expense reimbursements	0.28%	1.45%

[1]	Pacific Life Fund Advisors, LLC, adviser to Pacific Select Fund, and M Financial Investment Advisers, adviser to M Fund, and other advisers and/or other service providers to the other Funds have contractually agreed to reduce investment advisory fees or otherwise reimburse certain portfolios of their respective Funds which may reduce the portfolio’s expenses. The range of expenses in the first row above does not include the effect of any fee reduction or expense reimbursement arrangement. The range of expenses in the second row above shows the effect of contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through December 31, 2007. There can be no assurance that expense waivers or reimbursement contracts will be extended beyond their current terms, and they may not cover certain expenses such as extraordinary expenses. See each Fund’s prospectus for complete information regarding annual operating expenses of that Fund.

Statements and Reports We’ll Send You

We’ll send you financial statements that we receive from M Fund.

Voting Rights

We’re the legal owner of the shares of the M Fund that are held by the variable accounts. The voting rights we describe in the Voting Rights section of the accompanying variable life insurance prospectus and how we’ll exercise them also apply to the M Fund.

The Separate Account

The rights we describe in the accompanying variable life insurance prospectus under Making changes to the Separate Account also apply to the M Fund.

Form No. 85-25735-04

PACIFIC SELECT EXEC SEPARATE ACCOUNT

PART C. OTHER INFORMATION

Item 27. Exhibits

(1)	(a)	Minutes of Action of Board of Directors of PM Group Life Insurance Company (PL&A) dated July 1, 1998[1]

	(b)	Memorandum Establishing Separate Account[1]

(2)	Inapplicable

(3)	(a)	Form of Distribution Agreement Between PL&A and Pacific Mutual Distributors, Inc.[3]

	(b)	Form of Selling Agreement Between Pacific Mutual Distributors, Inc. and Various Broker-Dealers[3]

(4)	(a)	Flexible Premium Variable Life Insurance Policy[3]

	(b)	Annual Renewable Term Rider (Form R98-ART NY)[3]

	(c)	Accelerated Living Benefit Rider (Form R92-ABR NY)[1]

	(d)	Spouse Term Rider (Form R98-SPT NY)[3]

	(e)	Children’s Term Rider (Form R84-CT NY)[3]

	(f)	Waiver of Charges (Form R98-WC NY)[3]

	(g)	Accidental Death Benefit (Form R84-AD NY)[3]

	(h)	Guaranteed Insurability Rider (Form R93-GI NY)[3]

	(i)	Disability Benefit Rider (Form R84-DB NY)[3]

(5)	Application for Flexible Premium Variable Life Insurance Policy & General Questionnaire[4]

(6)	(a)	Bylaws of PL&A1

	(b)	Articles of Incorporation of PM Group Life Insurance Company[1]

	(c)	Amended & Restated Articles of Incorporation for PM Group Life Insurance Company[1]

1

(7)	Form of Reinsurance Contract[7]

(8)	(a)	Form of Participation Agreement between PL&A and Pacific Select Fund[3]

	(b)	Administrative Agreement Between PL&A and Pacific Life Insurance Company (Pacific Life)[2]

	(c)	Addendum to Participation Agreement between Pacific Life & Annuity Company and Pacific Select Fund 8/14/00[5]

	(d)	Addendum to Participation Agreement between Pacific Life & Annuity Company and Pacific Select Fund 12/22/00[5]

	(e)	Addendum to Participation Agreement between Pacific Life & Annuity Company and Pacific Select Fund 1/1/02[6]

	(f)	M Fund Inc. Participation Agreement with Pacific Life Insurance Company and Pacific Life & Annuity Company[8]

	(g)	Participation Agreement between PL&A, PSD, American Funds Insurance Series, American Funds Distributors and Capital Research And Management Company[9]

	(h)	Addendum to Participation Agreement with Merrill Lynch Variable Series Funds, Inc. and FAM Distributors, Inc.[10]

	(i)	Participation Agreement with Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III and Fidelity Distributors Corporation[10]

	(j)	Participation Agreement with Merrill Lynch Variable Series Fund, Inc. and FAM Distributors, Inc.[10]

	(k)	Participation Agreement with T. Rowe Price Equity Series, Inc. and T. Rowe Price Investment Services, Inc.[10]

	(l)	Participation Agreement with Van Eck Worldwide Insurance Trust, Van Eck Securities Corporation and Van Eck Corporation[10]

	(j)	Addendums to M Fund Inc. Participation Agreement with Pacific Life Insurance Company and Pacific Life & Annuity Company[11]

	(m)	Participation Agreement with Janus Aspen Series[13]

	(n)	Distribution and Shareholder Service Agreement with Janus Capital Management LLC[14]

	(o)	Administrative Services Agreement with Janus Distributors LLC[15]

	(p)	Participation Agreement with Lazard Retirement Series, Inc.[16]

	(q)	Service Agreement with Lazard Asset Management Securities LLC[17]

	(r)	Participation Agreement with Legg Mason Partners III[18]

	(s)	Service Agreement with Legg Mason Investor Services, LLC[19]

	(t)	Participation Agreement with MFS Variable Insurance Trust[20]

	(u)	Service Agreement with Massachusetts Financial Services Company[21]

	(v)	Participation Agreement with Premier VIT[22]

	(w)	Service Agreement with OpCap Advisors LLC[23]

	(x)	Participation Agreement with XTF Advisors Trust[24]

	(y)	Service Agreement with XTF Advisors L.P.[25]

(9)	Inapplicable

(10)	Inapplicable

(11)	Form of Opinion and consent of legal officer of PL&A as to legality of Policies being registered[1]

(12)	Inapplicable

(13)	Inapplicable

(14)	(a)	Consent of Independent Registered Public Accounting Firm

	(b)	Consent of Independent Auditors

(15)	Inapplicable

(16)	Inapplicable

(17)	Memorandum Describing Issuance, Transfer and Redemption Procedures[1]

(18)	Powers of Attorney[12]

[1]	Filed as part of Registration Statement on Form S-6 via EDGAR on June 16, 1999, File No. 333-80825, Accession Number 0001017062-99-001158.

[2]	Filed as part of Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 via EDGAR on September 22, 1999, File No. 333-80825, Accession Number 0001017062-99-001625.

[3]	Filed as part of Post-Effective Amendment No. 1 to the Registration Statement on Form S-6 via EDGAR on April 27, 2000, File No. 333-80825, Accession Number 0001017062-00-000997.

[4]	Filed as part of Post-Effective Amendment No. 5 to the Registration Statement on Form S-6 via EDGAR on February 28, 2001, File No. 333-80825, Accession Number 0001017062-01-000444.

[5]	Filed as part of Post-Effective Amendment No. 6 to the Registration Statement on Form S-6 via EDGAR on May 1, 2001, File No. 333-80825, Accession Number 0001017062-01-500161.

[6]	Filed as part of Post-Effective Amendment No. 8 to the Registration Statement on Form S-6 via EDGAR on April 22, 2002, File No. 333-80825, Accession Number 0001017062-02-000726.

[7]	Filed as part of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 via EDGAR on February 21, 2003, File No. 333-80825, Accession No. 0001017062-03-000294.

[8]	Filed as part of Post-Effective Amendment No. 14 to the Registration Statement on Form N-6 filed via EDGAR on January 26, 2004, File No. 333-80825, Accession No. 0001193125-04-008927.

[9]	Filed as Exhibit 8(f) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-4 via EDGAR on April 18, 2005, File No. 333-71081, Accession No. 0000892569-05-000248.

[10]	Filed as part of Post-Effective Amendment No. 18 to the Registration Statement on Form N-6 via EDGAR on August 1, 2005, Accession No. 0000892569-05-000557.

[11]	Filed as Exhibit 8(j) of Post-Effective Amendment No. 1 to the Registration Statement on Form N-6 via EDGAR on February 28, 2007, File No. 333-138906, Accession No. 0000892569-07-000175.

[12]	Filed as Exhibit 18 of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-6 via EDGAR on February 26, 2007, File No. 333-138906, Accession No. 0000892569-07-000160.

[13]	Filed as Exhibit 8(k) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 via EDGAR on April 16, 2007, File No. 333-118913, Accession No. 0000892569-07-000444.

[14]	Filed as Exhibit 8(l) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 via EDGAR on April 16, 2007, File No. 333-118913, Accession No. 0000892569-07-000444.

[15]	Filed as Exhibit 8(m) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 via EDGAR on April 16, 2007, File No. 333-118913, Accession No. 0000892569-07-000444.

[16]	Filed as Exhibit 8(n) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 via EDGAR on April 16, 2007, File No. 333-118913, Accession No. 0000892569-07-000444.

[17]	Filed as Exhibit 8(o) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 via EDGAR on April 16, 2007, File No. 333-118913, Accession No. 0000892569-07-000444.

[18]	Filed as Exhibit 8(p) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 via EDGAR on April 16, 2007, File No. 333-118913, Accession No. 0000892569-07-000444.

[19]	Filed as Exhibit 8(q) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 via EDGAR on April 16, 2007, File No. 333-118913, Accession No. 0000892569-07-000444.

[20]	Filed as Exhibit 8(r) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 via EDGAR on April 16, 2007, File No. 333-118913, Accession No. 0000892569-07-000444.

[21]	Filed as Exhibit 8(s) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 via EDGAR on April 16, 2007, File No. 333-118913, Accession No. 0000892569-07-000444.

[22]	Filed as Exhibit 8(t) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 via EDGAR on April 16, 2007, File No. 333-118913, Accession No. 0000892569-07-000444.

[23]	Filed as Exhibit 8(u) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 via EDGAR on April 16, 2007, File No. 333-118913, Accession No. 0000892569-07-000444.

[24]	Filed as Exhibit 8(v) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 via EDGAR on April 16, 2007, File No. 333-118913, Accession No. 0000892569-07-000444.

[25]	Filed as Exhibit 8(w) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 via EDGAR on April 16, 2007, File No. 333-118913, Accession No. 0000892569-07-000444.

2

Item 28. Directors and Officers of Pacific Life & Annuity Company

Name and Address	Positions and Offices with Pacific Life

James T. Morris	Director, President and Chief Executive Officer
Khanh T. Tran	Director, Executive Vice President and Chief Financial Officer
David R. Carmichael	Director, Senior Vice President and General Counsel
Audrey L. Milfs	Director, Vice President and Corporate Secretary
Michael A. Bell	Executive Vice President
Edward R. Byrd	Senior Vice President, Controller and Chief Accounting Officer
Brian D. Klemens	Vice President and Treasurer

The address for each of the persons listed above is as follows:

700 Newport Center Drive
Newport Beach, California 92660

Item 29. Persons Controlled by or Under Common Control with Pacific Life & Annuity Company or Pacific Select Exec Separate Account.

The following is an explanation of the organization chart of Pacific Life & Annuity Company’s subsidiaries:

PACIFIC LIFE & ANNUITY COMPANY, SUBSIDIARIES & AFFILIATED ENTERPRISES
LEGAL STRUCTURE

Pacific Life & Annuity Company is an Arizona Stock Life Insurance Company wholly-owned by Pacific Life Insurance Company (a Nebraska Stock Life Insurance Company) which is wholly-owned by Pacific LifeCorp (a Delaware Stock Holding Company) which is, in turn, 100% owned by Pacific Mutual Holding Company (a California Mutual Holding Company).

3

Item 30. Indemnification

(a)	The Distribution Agreement between Pacific Life & Annuity Company and Pacific Select Distributors, Inc. (PSD) provides substantially as follows:

Pacific Life & Annuity Company hereby agrees to indemnify and hold harmless PSD and its officers and directors, and employees for any expenses (including legal expenses), losses, claims, damages, or liabilities incurred by reason of any untrue or alleged untrue statement or representation of a material fact or any omission or alleged omission to state a material fact required to be stated to make other statements not misleading, if made in reliance on any prospectus, registration statement, post-effective amendment thereof, or sales materials supplied or approved by Pacific Life & Annuity Company or the Separate Account. Pacific Life & Annuity Company shall reimburse each such person for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, liability, damage, or claim. However, in no case shall Pacific Life & Annuity Company be required to indemnify for any expenses, losses, claims, damages, or liabilities which have resulted from the willful misfeasance, bad faith, negligence, misconduct, or wrongful act of PSD.

PSD hereby agrees to indemnify and hold harmless Pacific Life & Annuity Company, its officers, directors, and employees, and the Separate Account for any expenses, losses, claims, damages, or liabilities arising out of or based upon any of the following in connection with the offer or sale of the contracts: (1) except for such statements made in reliance on any prospectus, registration statement or sales material supplied or approved by Pacific Life or the Separate Account, any untrue or alleged untrue statement or representation is made; (2) any failure to deliver a currently effective prospectus; (3) the use of any unauthorized sales literature by any officer, employee or agent of PSD or Broker; (4) any willful misfeasance, bad faith, negligence, misconduct or wrongful act. PSD shall reimburse each such person for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, liability, damage, or claim.

(b)	The Form of Selling Agreement between Pacific Life & Annuity Company, Pacific Select Distributors, Inc. (PSD) and Various Broker-Dealers provides substantially as follows:

Pacific Life & Annuity Company and PSD agree to indemnify and hold harmless Selling Broker-Dealer and General Agent, their officers, directors, agents and employees, against any and all losses, claims, damages or liabilities to which they may become subject under the 1933 Act, the 1934 Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated or necessary to make the statements made not misleading in the registration statement for the Contracts or for the shares of Pacific Select Fund (the “Fund”) filed pursuant to the 1933 Act, or any prospectus included as a part thereof, as from time to time amended and supplemented, or in any advertisement or sales literature approved in writing by Pacific Life & Annuity Company and PSD pursuant to Section IV.E. Of this Agreement.

Selling Broker-Dealer and General Agent agree to indemnify and hold harmless Pacific Life & Annuity Company, the Fund and PSD, their officers, directors, agents and employees, against any and all losses, claims, damages or liabilities to which they may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (a) any oral or written misrepresentation by Selling Broker- Dealer or General Agent or their officers, directors, employees or agents unless such misrepresentation is contained in the registration statement for the Contracts or Fund shares, any prospectus included as a part thereof, as from time to time amended and supplemented, or any advertisement or sales literature approved in writing by Pacific Life & Annuity Company and PSD pursuant to Section IV.E. of this Agreement, (b) the failure of Selling Broker-Dealer or General Agent or their officers, directors, employees or agents to comply with any applicable provisions of this Agreement or (c) claims by Sub-agents or employees of General Agent or Selling Broker-Dealer for payments of compensation or remuneration of any type. Selling Broker-Dealer and General Agent will reimburse Pacific Life & Annuity Company or PSD or any director, officer, agent or employee of either entity for any legal or other expenses reasonably incurred by Pacific Life & Annuity Company, PSD, or such officer, director, agent or employee in connection with investigating or defending any such loss, claims, damages, liability or action. This indemnity agreement will be in addition to any liability which Broker-Dealer may otherwise have.

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Item 31. Principal Underwriters

PSD (formerly Pacific Mutual Distributors, Inc.) also acts as principal underwriter for Pacific Select Separate Account, Pacific Select Variable Annuity Separate Account, Pacific Corinthian Variable Separate Account, Separate Account A, Separate Account B and Pacific Select Fund.

Name	Positions and Offices with Underwriter

Adrian S. Griggs	Director, VP & Chief Financial Officer
Gerald W. Robinson	Director, Chairman & Chief Executive Officer
Michael A. Bell	SVP
Dewey Bushaw	SVP
Robert C. Hsu	SVP & Chief Information Officer
Edward R. Byrd	VP
Martha A. Gates	VP
Thomas Gibbons	VP, Tax
Brian D. Klemens	VP & Treasurer
M. Kathleen McWard	VP
Audrey L. Milfs	VP & Secretary
Alyce F. Peterson	VP
Gail L. Cobin	AVP
S. Kendrick Dunn	AVP, Compliance
Jane M. Guon	Assistant Secretary
Gail H. McIntosh	Assistant Secretary
Julia C. McKinney	Assistant Secretary
Michael T. McLaughlin	Assistant Secretary
Cheryl L. Tobin	Assistant Secretary
Stephen J. Toretto	Assistant Secretary

The principal business address of each of the above individuals is c/o Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, California 92660.

Compensation from the Registrant.

(3)
Compensation on
(1)	(2)	Events Occasioning	(4)	(5)
Name of	Net Underwriting	the Deduction of a	Brokerage	Other
Principal Underwriter	Discounts and Commissions	Deferred Sales Load	Commissions	Compensation

PSD	N/A	N/A	N/A	N/A

Item 32. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules under that section will be maintained by Pacific Life at 700 Newport Center Drive, Newport Beach, California 92660.

Item 33. Management Services

Not applicable

Item 34. Fee Representation

REPRESENTATION PURSUANT TO SECTION 26(f) OF THE INVESTMENT COMPANY ACT OF 1940: Pacific Life & Annuity Company and Registrant represent that the fees and charges to be deducted under the Variable Life Insurance Policy described in the prospectus contained in this registration statement are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed in connection with the Contract.

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SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Pacific Select Exec Separate Account of Pacific Life & Annuity Company, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485 (b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 22 to the Registration Statement on Form N-6 to be signed on its behalf by the undersigned thereunto duly authorized in the City of Newport Beach, and State of California, on this 24th day of April, 2007.

PACIFIC SELECT EXEC SEPARATE ACCOUNT
(Registrant)

BY:	PACIFIC LIFE & ANNUITY COMPANY
(Depositor)

By:

James T. Morris*
President and Chief Executive Officer

*By:	/s/ DAVID R. CARMICHAEL

David R. Carmichael
as attorney-in-fact

(Powers of Attorney are contained as Exhibit 18 in Pre-Effective Amendment No. 1 to the Registration Statement on Form N-6 for the Pacific Select Exec Separate Account, filed February 26, 2007, File No. 333-138906, Accession No. 0000892569-07-000160, and incorporated by reference herein.)

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SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Pacific Life & Annuity Company certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485 (b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 22 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized all in the City of Newport Beach, and State of California, on this 24th day of April, 2007.

BY: PACIFIC LIFE & ANNUITY COMPANY
(Registrant)

By:

James T. Morris*
President and Chief Executive Officer

*By:	/s/ DAVID R. CARMICHAEL

David R. Carmichael
as attorney-in-fact

(Powers of Attorney are contained as Exhibit 9 in Pre-Effective Amendment No. 1 to the Registration Statement on Form N-6 for the Pacific Select Exec Separate Account, filed February 26, 2007, File No. 333-138906, Accession No. 0000892569-07-000160, and incorporated by reference herein.)

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SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 22 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

James T. Morris*	Director, President and Chief Executive Officer	, 2007

Khanh T. Tran*	Director, Executive Vice President and Chief Financial Officer	, 2007

David R. Carmichael*	Director, Senior Vice President and General Counsel	, 2007

Audrey L. Milfs*	Director, Vice President and Corporate Secretary	, 2007

Michael A. Bell	Executive Vice President	, 2007

Edward R. Byrd*	Senior Vice President, Controller and Chief Accounting Officer	, 2007

Brian D. Klemens*	Vice President and Treasurer	, 2007

*By:	/s/ DAVID R. CARMICHAEL	April 24, 2007

David R. Carmichael
as attorney-in-fact

(Powers of Attorney are contained as Exhibit 18 in Pre-Effective Amendment No. 1 to the Registration Statement on Form N-6 of Pacific Select Exec Separate Account, filed February 26, 2007, File No. 333-138906, Accession No. 0000892569-07-000160, and incorporated by reference herein.)

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